                               TABLE OF CONTENTS

Clause                                                             Page No.


1.   DEFINITIONS.....................................................    1

2.   CONDITIONS PRECEDENT............................................   18

3.   THE JOINT VENTURE...............................................   20

4.   FORMATION OF VISION.............................................   22

5.   INITIAL APPOINTMENTS............................................   23

6.   THE BOARD AND SHAREHOLDERS MEETINGS.............................   23

7.   ACCESS TO INFORMATION...........................................   28

8.   DECISIONS REQUIRING  PARTICULAR MAJORITIES......................   30

9.   MANAGEMENT......................................................   31

10.  MANAGEMENT PLANS, DIVIDEND POLICY AND ACCOUNTING
     PRACTICES.......................................................   32

11.  VISION EMPLOYEES................................................   33

12.  FUNDING OBLIGATIONS.............................................   34

13.  DILUTION FOR FAILURE TO FUND....................................   46

14.  SHAREHOLDER OBLIGATIONS AND RIGHTS..............................   49

15.  AGREEMENTS BETWEEN VISION AND SHAREHOLDERS......................   50

16   ................................................................   51

17.  CONFIDENTIAL INFORMATION........................................   51

18.  STANDSTILL......................................................   55

19.  PRE-EMPTIVE RIGHTS AND DEEMED TRANSFERS.........................   56

20.  GENERAL PROVISIONS APPLYING TO TRANSFERS OF EQUITY
     SECURITIES......................................................   66

21.  LISTING.........................................................   68

                                     (ii)

Clause                                                             Page No

22.  TERM OF AGREEMENT................................................  71

23.  DEFAULT..........................................................  72

24.  DETERMINATION OF THE VALUE OF EQUITY SECURITIES OR
     OWNERSHIP INTERESTS..............................................  77

25.  SHAREHOLDING OF OPTUS AND OPTUS WITHDRAWAL.......................  83

26.  SEVEN OPTION.....................................................  83

27.  NINE OPTION......................................................  86

28.  OPTIONS GENERALLY................................................  88

29.  DISPUTE RESOLUTION...............................................  91

30.  PUBLICITY........................................................  91

31.  NOTICES..........................................................  91

33.  EXCLUSION OF IMPLIED RELATIONSHIPS............................... 113

34.  CONFLICT WITH ARTICLES OF ASSOCIATION............................ 113

35.  ASSIGNMENT....................................................... 113

36.  EXERCISE OF RIGHTS............................................... 114

37.  WAIVER AND VARIATION............................................. 114

38.  APPROVALS AND CONSENTS........................................... 114

39.  REMEDIES CUMULATIVE.............................................. 114

40.  FURTHER ASSURANCES............................................... 114

41.  REPRESENTATIONS AND WARRANTIES................................... 114

42.  SEVERABILITY..................................................... 117

43. ENTIRE AGREEMENT AND MODIFICATION................................. 117

44. COUNTERPARTS...................................................... 117

                                     (iii)

Clause                                                             Page No

45. GOVERNING LAW AND JURISDICTION.................................... 118

46. NON MERGER........................................................ 118

47. EXECUTION BY ALL PARTIES.......................................... 118

SCHEDULE 1............................................................ 119

SCHEDULE 2............................................................ 120

SCHEDULE 3............................................................ 121

SCHEDULE 4............................................................ 122

SCHEDULE 5............................................................ 126

SCHEDULE 6............................................................ 135

SCHEDULE 7............................................................ 137

SCHEDULE 8............................................................ 139

SCHEDULE 9............................................................ 141

SCHEDULE 10........................................................... 142

SCHEDULE 11........................................................... 147

SCHEDULE 11A

SCHEDULE 11B

AGREEMENT dated 19 May 1995


BETWEEN: CONTINENTAL CABLEVISION OF AUSTRALIA INC. of The Pilot House, Lewis Wharf, Boston, Massachusetts, United States of America ('Continental')

AND: OPTUS COMMUNICATIONS PTY LIMITED ACN 052 833 208 of Level 29, 101 Miller Street, North Sydney, New South Wales, Australia ('Optus')

AND: PAY TV HOLDINGS PTY LIMITED ACN 058 558 857 of 24 Artarmon Road, Willoughby, New South Wales, Australia ('Nine')

AND: TALLGLEN PTY LIMITED ACN 058 439 786 of Level 14, 1 Pacific Highway, North Sydney, Australia ('Seven')

AND: OPTUS VISION PTY LIMITED ACN 066 518 821 of Level 13, 141 Walker Street, North Sydney, New South Wales, Australia ('Vision')

AND: OPTUS NETWORKS PTY LIMITED ACN 008 570 330 of Level 29, 101 Miller Street, North Sydney, New South Wales, Australia ('Optus Networks')

AND: OPTUS ADMINISTRATION PTY LIMITED ACN 055 136 804 of Level 29, 101 Miller Street, North Sydney, New South Wales, Australia ('Optus Administration')


RECITALS

A.   Vision has been incorporated to establish and conduct the Vision Business.

B.   LicenceCo will be incorporated to establish and conduct the LicenceCo
     Business.

C. The Shareholders intend initially to own the issued capital of Vision in the proportions specified in this Agreement.

D. The Shareholders have, subject to satisfaction of the Conditions Precedent, agreed that the Vision Business and the affairs and management of Vision including the exercise of its rights as a shareholder in SportsCo and MovieCo will be conducted in accordance with, and their respective rights and obligations as shareholders of Vision will be governed by, the terms and conditions of this Agreement.


OPERATIVE PROVISIONS

1.   DEFINITIONS

1.1 In this Agreement (including the Recitals) the following words and expressions have the meanings stated in this clause unless the context otherwise requires.

   'Acceptance Period' in respect of any Round 1 Offer means, for all Recipients of, or Non-Diluting Shareholders in respect of, that round, from the date of the offer the sum of:

     (a)  10 Business Days; and

     (b) if section 26 of FATA would apply to the acceptance of the offer by any Recipient or Non-Diluting Shareholder, the period of 40 days (or such other period as may be provided for the purposes of section 26(2)(b)(i) of FATA), provided that if the Treasurer issues an order under section 22 of FATA in respect of a Recipient's or Non-Diluting Shareholder's proposed acceptance of an offer the Acceptance Period will be extended by a number of days equal to the period for which that order has effect.

     'Accepting Shareholder' has in clause 19 the meaning specified in clause 19.6(a) and has in clause 13 the meaning specified in clause 13.3.

     'Accounting Standards' means the accounting standards (as that term is defined in the Corporations Law) from time to time and if and to the extent that any matter is not covered by such an accounting standard, generally accepted accounting standards and principles applied from time to time in Australia.

     'Additional Amount' has the meaning specified in clause 12.13.

     'Additional Loan' means a loan referred to in clause 12.13.

     'Adjusted Cost Incurred Value' has the meaning specified in clause 24.5.

     'Approved Purpose' has the meaning specified in clause 17.1.

     'Articles' means the articles of association of Vision adopted on the Commencement Date, as amended from time to time.

     'Associate' has the meaning given to that term in section 6 of the BSA as at the date of this Agreement.

     'Auditor' means the auditor of Vision from time to time.

     'Base Rate' means the sum of 2% and:

     (a) the rate of interest per annum which is the rate published in the Australian Financial Review as at the relevant date as the "Bank Bill Swap Reference Rate - 30 days";

     (b) where there is for any reason no "Bank Bill Swap Reference Rate - 30 days" rate published in the Australian Financial Review, the average bid rate displayed at or about 10.30am (Sydney time) on the relevant day on the Reuters screen BBSY page by reference to a date 30 days (or a comparable period) after the relevant date;


     (c) if for any reason there is no rate displayed on Reuters screen BBSY page which is described in paragraph (b), then the rate determined by Commonwealth Bank of Australia to be the average of the buying rates quoted to Commonwealth Bank of Australia by each of three Australian banks authorised to quote on the Reuters screen BBSW page selected by Commonwealth Bank of Australia, at or about that time on that date for bills of exchange which are accepted by an Australian bank with a face value equal to the principal amount of the Additional Loan or Option Price (as applicable) and which have a term of 30 days (or a comparable period); or

     (d) if for any reason less than three such Australian banks provide such quotes to Commonwealth Bank of Australia the buying rate quoted by Commonwealth Bank of Australia at or about that time on that date for bills of exchange which are accepted by an Australian bank with a face value equal to the principal amount of the Additional Loan or Option Price (as applicable) which have a term of 30 days (or a comparable period).

     'Benchmark Notice' means a notice given in accordance with clause 5 of
     Schedule 8 and in the form specified in Schedule 8.

     'Blocking Shareholder' in clause 21.2 has the meaning specified in that clause.

     'Board' means the board of Directors from time to time.

     'Bridging Contributions' means funding for Vision during the Standstill Period agreed pursuant to clause 12.17(a) in temporary substitution for Shareholder Contributions.

     'BSA' means the Broadcasting Services Act 1992 (Cth).

     'Business Case' means the business case for Vision and the Joint Venture Companies dated 7 December 1994.

     'Business Day' means a day (not being a Saturday or Sunday) on which trading banks are open for business in Sydney.

     'Chairman' means the chairman of the Board from time to time appointed under clause 6.6.

     'Chief Executive Officer' means the chief executive officer of Vision from time to time appointed in accordance with clause 8.

     'Commencement Date' means the first Business Day after the satisfaction of the Conditions Precedent or such later date as the parties may agree.

     'Competing Shareholder' has the meaning specified in clause 19.17(b).

     'Condition Precedent' means a condition precedent specified in clause 2.1.

     'Confidential Information' has the meaning given to it in clauses 17.1,
     17.5 and 17.9.

     'Control' means control within the meaning of section 6 and Schedule 1 of the BSA as at the date of this Agreement except that:

     (a) references in the BSA to "company interests" will be taken to be references to "Ownership Interests"; and

     (b)  clauses 6 and 7 of Part 3 of Schedule 1 will not apply.

     'Corporations Law' means the Corporations Law in force throughout Australia as set out in section 82 of the Corporations Act 1989 (Cth).

     'Cost Incurred Value' of an Equity Security or Ownership Interest in MovieCo or SportsCo means the value of that Equity Security or Ownership Interest determined in accordance with clause 24.4.

     'Customer' of a service provider in relation to a Communications Service means a person who has contracted with that service provider for the supply of that Communications Service to that person.

     'Deed of Accession' means, in the case of a transfer of Equity Securities, a deed of accession in the form of Part A of Schedule 4, and in the case of a transfer of an Option, a deed of accession in the form of Part B of
     Schedule 4.

     'Default' has the meaning specified in clause 23.1.

     'Default Acquisition Notice' has the meaning specified in clause 23.5.

     'Default Notice' has the meaning specified in clause 23.2.

     'Defaulting Shareholder' has the meaning specified in clause 23.2.

     'Diluting Shareholder' has the meaning given to that term in clause 13.1.

     'Dilution Interest' has the meaning specified in clause 13.1.

     'Director' means a director of Vision from time to time appointed in accordance with clauses 5 and 6.2 and, while he or she remains a director under clause 6.4, the Chief Executive Officer and references to a 'Director' include references to an alternate director.

     'Dispute' has the meaning specified in clause 29.1.

     'Downstream Shareholder' has the meaning specified in clause 19.16(a)(i).

     'Encumber' means to create or allow to exist any mortgage, charge, bill of sale, lien, pledge, hypothecation, title retention arrangement, trust, power or other arrangement, as or in effect as security for the payment of a monetary obligation or the observance of any other obligation and "Encumbrance" has a corresponding meaning.

     'Equity Proportion' at any time means the proportion (expressed as a percentage) which the number of Shares held by a Shareholder bears to the total number of all issued Shares, assuming the conversion into Shares at that time of all Equity Securities which are not Shares.

     'Equity Securities' means:

     (a)  a Share; or

     (b) any non-voting share, or other share, in the capital of Vision of a class other than a Share; or

     (c) any other security issued by Vision, of whatever class, which is convertible into Shares or a share referred to in paragraph (b) including without limitation, convertible loans, convertible preference shares and converting preference shares but excluding any option (including but not limited to an Option) to acquire any share or other security referred to in paragraphs (a) to (c).

     'Exercise Notice' means a notice given under clauses 26 and 27 and in the form specified in Part A of Schedule 7.

     'Expiry Date' in respect of an Option means the expiry date for exercise of that Option.

     'FATA' means the Foreign Acquisitions and Takeovers Act 1975 (Cth).

     'Financier' means a bank or financial institution a substantial part of whose ordinary business constitutes the lending of money to third parties.

     'Financial Year' means a period of 12 consecutive months ending on 30 June or on another day adopted by Special Resolution of the Board or such other period of not more than 18 months as the Directors resolve, beginning:

     (a) if there has been no previous financial year on the date of incorporation of Vision; or

     (b)  otherwise at the end of the previous financial year.

     'First Phase Shareholder Contribution' means an instalment of funds that must be paid by a Shareholder to Vision and which comprises a part of the Initial Funding Program.

     'Funding Program' means in respect of the Standstill Period the Initial Funding Program, and thereafter a program forming part of the most recently adopted Management Plan that sets out the financing arrangements for the period to which that Management Plan relates including the:

     (a) amount of each funding instalment required by Vision during the period to which that Management Plan relates that must be provided from a source other than any retained Profits;

     (b) means of obtaining each such funding instalment including whether it will be:

          (i)  contributed by the Shareholders or a Third Party;

          (ii) in the form of debt or equity, partly debt or partly equity or a debt/equity hybrid; and

     (c) terms and conditions on which that funding instalment is to be provided.

     'Further Accepting Shareholder' has in clause 13 the meaning specified in clause 13.7(a) and in clause 19 has the meaning specified in clause 19.9(a).

     'Government Consent' means the notice referred to in clause 2.1(a) from the Treasurer in the terms set out in clause 2.1(a).

     'Guarantee' means a guarantee of the obligations of a Shareholder in the form of Schedule 5.

     'Guarantor' means a person who has given a Guarantee.

     'Guarantor Parent Company' of a Shareholder means a Holding Company of that Shareholder that has given a Guarantee in accordance with this Agreement in respect of that Shareholder and in respect of:

     (a) Continental or any permitted transferee of it under clause 18.3, means Continental Cablevision Inc. of The Pilot House, Lewis Wharf, Boston, Massachusetts, United States of America;

     (b) Nine or any permitted transferee of it under clause 18.3, means Publishing and Broadcasting Limited ACN 009 071 167 of 24 Artarmon Road, Willoughby, New South Wales, Australia; and

     (c) Seven or any permitted transferee of it under clause 18.3, means Seven Network Limited ACN 052 816 789 of Level 14, 1 Pacific Highway, North Sydney, Australia.

     'Holding Company' has the meaning given to that term by section 9 of the Corporations Law, as at the date of this Agreement.

     'Initial Management Plan' means the Management Plan for the period beginning on 1 July 1994 and ending on 30 June 1997 as agreed between the parties on the date of this Agreement.

     'Initial Funding Program' means the amount and timing of the aggregate funds that must be paid by the Shareholders to Vision as specified in
     Schedule 3 and as varied in accordance with clause 8 during the Standstill Period.

     'Interposed Company' has the meaning given to it by clause 19.16(a).

     'Interposed Equity Securities' has the meaning specified in clause
     19.16(b).

     'Joint Venture' means the joint venture described in clause 3.1 and the establishment and operation of LicenceCo, MovieCo and SportsCo and otherwise contemplated by the Transaction Agreements in relation to Vision, LicenceCo, SportsCo, MovieCo and such other companies as the Shareholders may establish under this Agreement.

     'Joint Venture Company' means each of Vision, LicenceCo and such other companies as Vision establishes or acquires under this Agreement or LicenceCo establishes or acquires under the LicenceCo Articles or the Shareholders may establish or acquire for the purpose of the Joint Venture.

     'LicenceCo' means a company to be incorporated for the purpose of the Joint Venture.

     'LicenceCo Articles' means the Articles of Association of LicenceCo to be adopted before the Commencement Date, as amended from time to time.

     'LicenceCo Broadcasting Service' means a Vision Service, for so long as the provision of which by Vision or the holding of a licence by Vision to provide, would result, under the BSA or any other applicable legislation, in a contravention of any foreign ownership and/or foreign control provisions of that legislation.

     'LicenceCo Business' means the business of LicenceCo described in and otherwise contemplated by the Transaction Agreements.

     'Listing' means the first quotation of Equity Securities on, and admission of Vision to the official list of, the stock market conducted by the Australian Stock Exchange Limited.

     'Listing Notice' has the meaning specified in clause 21.3.

     'Long Option' has the meaning specified in Schedule 11B.

     'Long Option Interest' has the meaning specified in Schedule 11B.

     'Majority Call Option Notice' has the meaning specified in clause 19.18(a)(ii).

     'Majority Shareholder' has the meaning specified in clause 19.18(a).

     'Management Plan' means for the period to 30 June 1995 and the Financial Year to 30 June 1996 (and the following Financial Year if no management plan is adopted by the Board under clause 10 in respect of that Financial
     Year) the Initial Management Plan and in respect of each Financial Year thereafter a management plan of Vision for carrying on the Vision Business during a period of 3 successive Financial Years that has been adopted by the Board under clause 10 and as may from time to time be amended in accordance with clause 8 and which will include (unless the Board otherwise resolves by Super Resolution):

     (a) a detailed description of Vision's proposed and\or existing services and products, marketing activities, expenditure, financing and other activities in implementing and carrying on the Vision Business for each Financial Year to which it applies;

     (b) a budget containing an estimate of the income to be received and the expenses and capital expenditure to be incurred in implementing and carrying on the Vision Business for each Financial Year to which it applies;

     (c)  a Funding Program;

     (d) the objectives of the Vision Business for the first Financial Year to which it applies;

     (e) a summary of the achievements of the Vision Business for the Financial Year immediately prior to the first Financial Year to which it applies;

     (f) a cashflow forecast for each Financial Year to which it applies, including a schedule of assumptions made in preparing the cashflow forecast; and

     (g) details of the estimated staffing requirements of the Vision Business for each Financial Year to which it applies.

     'Market Value' of an Equity Security or Ownership Interest in MovieCo or SportsCo means the value of that Equity Security or Ownership Interest in MovieCo or SportsCo (as the case may be) determined under clause 24.3.

     'Market Value Determination Date' has the meaning given to that term in clause 24.3(i).

     'Margin' means 3%.

     'Memorandum' means the memorandum of association of Vision from time to time.

     'Minority Shareholder' has the meaning specified in clause 19.17(a).

     'MovieCo' means the company, partnership or venture established or to be established between Vision and other persons for the purpose of acquiring and licensing within Australia the Pay Television Service broadcasting rights for movie programming (including movie content owned by or under the control of Warner Bros., Disney, MGM and/or Village Roadshow Limited).

     'MovieCo Shareholders Agreement' means the agreement which is anticipated to be entered into between, among others, the participants in MovieCo concerning their rights and obligations as participants in MovieCo.

     'Network Shareholders' has the meaning specified in clause 31A.

     'New Shareholder' has the meaning specified in clause 12.15.

     'Non-Defaulting Shareholder has the meaning specified in clause 23.2.

     'Nominee' in clause 12.8A has the meaning specified in clause 12.8A(a), in clause 23 has the meaning specified in clause 23.6(g), in clause 31A has the meaning specified in clause 31A(na) and in clause 32 has the meaning specified in clause 32.1(f).

     'Non-Diluting Shareholder' has the meaning specified in clause 13.1.

     'Non-Transferring Shareholder' has the meaning specified in clause 20.3.

     'Offer' has the meaning specified in clause 19.1.

     'Offer Notice' has in clause 19 the meaning specified in clause 19.2 .

     'Offeror' has in clause 19 the meaning specified in clause 19.2.

     'Option' means an option granted to Nine or Seven respectively as set out in clauses 26 and 27, and any option granted under clause 31A.

     'Optionholder' has in clauses 26 and 27 the meaning specified in each of those clauses respectively and in clauses 12.15, 17 and 24.2(a)(vi) means a party that holds an Option for which the Option Period has not expired.

     'Option Period' in respect of an Option means the period between the date that Option is granted and the Expiry Date.

     'Option Price' in respect of an Option, has the meaning specified in the clause under which the Option is granted.

     'Option Termination Notice' means a notice in the form of Part B of
     Schedule 7.

     'Optus Competitor' means a Mobile Carrier or a General Carrier that is a material or substantial competitor of Optus in Australia.

     'Optus Exit' means the first date on which none of Optus or its Related Corporations holds any Equity Securities otherwise than as a result of a breach of clause 25.1.

     'Optus Mobile' means Optus Mobile Pty Limited ACN 054 365 898.

     'Other Shareholder' has the meaning specified in clause 19.18(a)(i) except in clause 32 where it has the meaning specified in clause 32.1(g).

     'Ownership Interest' means:

     (a)  a voting share; or

     (b)  any non-voting share, or

     (c) any other security of whatever class, which is convertible (at the election of the issuer, holder or any other person) into shares whether voting or non-voting including without limitation, convertible loans, convertible preference shares and converting preference shares assuming the conversion into shares at that time of all such securities in accordance with their terms; or

     (d) a "voting interest" as defined in section 6 of the BSA as at the date of this Agreement; or

     (e) interests or any rights or arrangements (other than solely by virtue of owning shares) which have the effect of conferring a power to appoint directors, and the percentage of the interest will be taken to be the greatest percentage of the number of votes, (expressed as a percentage of the total number of votes that could be cast at a meeting of the directors of the relevant company on the assumption that every director of the company was present and entitled to vote), which those directors are in a position to cast at a meeting of the directors of the company, and the extent of that interest is to be calculated using the fractional tracing method set out in Part 4 of Schedule 1 of the BSA as at the date of this Agreement and for the purposes of applying that fractional tracing method a person that has Ownership Interests in a company of 50% or greater is to be deemed to have Ownership Interests of 100% in that company (see the example in Schedule 9).

     'party' means a party to this Agreement (and any other person that executes a Deed of Accession) but except for the purposes of the clauses referred to in clause 22.4 or for the purposes of clause 32A excludes a person that has ceased to be a Shareholder unless it holds an Option and does not include Optus Administration except in relation to clauses 7.3(c), 17, 22, 29, 31, 34, 40, 43, 45, 46 and 47.

     'Percentage Aggregate First Phase Shareholder Contributions' means, in respect of each Shareholder, the percentage that the aggregate of all First Phase Shareholder Contributions made by it bears to the aggregate of all First Phase Shareholder Contributions to be made by all Shareholders (ignoring any Benchmark Notice) under the Initial Funding Program.

     'Piggy Back Shareholder' has the meaning given to that term in clause 21.6.

     'Price Range' has the meaning specified in clause 21.3(f)(ii).

     'Profits' means the profits of Vision that are available for distribution determined by the Board in accordance with the Accounting Standards after excluding any profits arising on the revaluation of Vision's assets from time to time.

     'Prohibited Disclosee' has the meaning specified in clause 17.6.

     'Prohibited Shareholder' means any person that:

     (a)  is a Vision Competitor;

     (b) directly or indirectly has in excess of 20% of the Ownership Interests in a Vision Competitor;

     (c)  is an Optus Competitor;

     (d) directly or indirectly has in excess of 20% of the Ownership Interests in an Optus Competitor; or

     (e) is a Related Corporation of any of the persons referred to in paragraphs (a)-(d); or

     (f)  is a person who satisfies all of the following conditions:

          (1) that person (or its Related Corporations) and another person (or its Related Corporations) hold in aggregate Ownership Interests of at least 20% in a Shareholder;

          (2) that person (in aggregate with its Related Corporations) directly or indirectly holds Ownership Interests of at least 10% in a Vision Competitor or an Optus Competitor; and

          (3) the other person (in aggregate with its Related Corporations) directly or indirectly holds Ownership Interests of at least 10% in the same Vision Competitor or Optus Competitor.

     but does not include Nine or any of its Related Corporations (other than a Relevant Entity.

     'Proportion Date' in clause 13 has the meaning specified in clause 13.1 and in clause 19 has the meaning specified in clause 19.5.

     'Proposed Transferee' has the meaning specified in clause 20.3.

     'Put Option Notice' has the meaning specified in clause 19.18(a)(i).

     'Recipient' has the meaning specified in clause 19.5.

     'Related Corporation' in relation to a corporation means at any time:

     (a) a 'related body corporate' of that corporation at that time as defined in section 50 of the Corporations Law, as at the date of this Agreement;

     (b) a corporation that Controls the corporation or a corporation referred to in paragraph (a); and

     (c) a corporation Controlled by that corporation or by a corporation referred to in paragraph (a) or (b).

     'Related Party':

     (a)  in relation to a corporation or a natural person includes:

          (i) any person in concert with whom that person is acting or proposes to act or is or proposes to become associated, whether informally or formally, in any way in respect of the matter to which the reference relates;

          (ii) any person under the Control of that person or any other person or combination of persons each of whom is a Related Party of that person by virtue of the application of any of the other paragraphs of this definition; and

          (iii) the trustee or trustees of any trust under which a person described in paragraph (a)(i) or (ii) or paragraph (b) or (c) will or may benefit;

     (b) in relation to a corporation includes:

          (i) a director or secretary of the corporation or a Related Corporation of that corporation; and

          (ii)   a Related Corporation of that corporation; and

     (c) in relation to a natural person includes:

          (i) the spouse (including a defacto spouse), brother, sister, lineal ancestor and lineal descendant of that person; and

          (ii) the spouse (including a defacto spouse), brother, sister, lineal ancestor and lineal descendant of any of the persons referred to in paragraph (c)(i).

     'Release Date' has the meaning specified in clause 19.17(b).

     'Release Notice' has the meaning specified in clause 19.17(b).

     'Relevant Entity' means the entity or entities that the Shareholders may from time to time agree are a relevant entity for the purposes of particular provisions of the Transaction Agreements.

     'Relevant Provision' means the provision or provisions that the Shareholders may from time to time agree are a relevant provision for the purposes of particular provisions of the Transaction Agreements.

     'Remaining Dilution Interests' has the meaning specified in clause 13.4.

     'Remaining Equity Securities' has the meaning specified in clause 23.6(g).

     'Remaining Sale Securities' has the meaning specified in clause 19.7.

     'Representative' has the meaning specified in clause 17.1.

     'Resulting Entity' has the meaning specified in clause 19.16(c).

     'Round 1 Dilution Notice' has the meaning specified in clause 13.2.

     'Round 1 Offer' has the meaning specified in clause 19.5 or clause 13.1 (as the case may be).

     'Round 2 Dilution Notice' has the meaning specified in clause 13.5.

     'Round 2 Offer' has the meaning specified in clause 19.7 or clause 13.4 (as the case may be).

     'Sale Price' has in clause 19 the meaning specified in clause 19.2.

     'Sale Securities' has the meaning specified in clause 19.4.

     'Second Phase Shareholder Contribution' means an instalment of funds that must be paid by a Shareholder to Vision under a Funding Program relating to a period other than the Standstill Period.

     'Secondary Offeror' has the meaning specified in clause 21.3(a).

     'Secondary Offer Price' has the meaning specified in clause 21.3(d).

     'Secondary Offer Securities' has the meaning specified in clause 21.3(a).

     'Seller' has the meaning specified in clause 19.1.

     'Shareholder Contribution' means a funding instalment other than a Bridging Contribution that is or is to be contributed by the Shareholders to Vision (including funds provided to Vision on exercise of any Option) and includes:

     (a)  a First Phase Shareholder Contribution; and

     (b)  a Second Phase Shareholder Contribution.

     'Shareholder Loan' means a loan made by a Shareholder to Vision pursuant to clause 12.5 and for the avoidance of doubt does not include any Additional Loans.

     'Shareholders' means before the Commencement Date, each of Continental, Optus, Seven and Nine and from the Commencement Date means each of:

     (a)  Continental, Optus, Seven, Nine; and

     (b)  any other person who has executed a Deed of Accession,

     whilever such person holds Equity Securities.

     'Shares' means ordinary shares of $1.00 each in the capital of Vision.

     'Short Option' has the meaning specified in Schedule 11A.

     'Simple Majority' means, in respect of a resolution, a majority of the Board (or Shareholders) that together hold more than 50% of the total voting rights of all Directors (or Shareholders) entitled to vote (excluding Directors or Shareholders whose vote is not counted under clause 6.23 and Directors or Shareholders who abstain from voting and whose vote might not be counted under clause 6.23) on a poll if all Directors (or Shareholders) were present but means in the case of a meeting to which clause 6.13 or 6.20 applies, a majority of the Board (or Shareholders) that together hold more than 50% of the total voting rights on a poll of all Directors (or Shareholders) entitled to vote (excluding Directors or Shareholders whose vote is not counted under clause 6.23 and Directors or Shareholders who abstain from voting and whose vote might not be counted under clause 6.23) on the poll and who are present at the meeting.

     'Simple Resolution' means a resolution of the Board (or Shareholders) passed by or required to passed by Simple Majority.

     'Special Majority' means, in respect of a resolution, a majority of the Board (or Shareholders) that together hold not less than 75% of the total voting rights of all Directors (or Shareholders) entitled to vote (excluding Directors or Shareholders whose vote is not counted under clause 6.23 and Directors or Shareholders who abstain from voting and whose vote might not be counted under clause 6.23) on a poll if all Directors (or Shareholders) were present but means, in the case of a meeting to which clause 6.13 or 6.20 applies, a majority of the Board (or Shareholders) that together hold more than 75% of the total voting rights on a poll of all Directors (or Shareholders) entitled to vote (excluding Directors or Shareholders whose vote is not be counted under clause 6.23 and Directors or Shareholders who abstain from voting and whose vote might not be counted under clause 6.23) on the poll and who are present at the meeting.

     'Special Resolution' means a resolution of the Board (or Shareholders) passed by or required to be passed by Special Majority.

     'SportsCo' means the company or venture established or to be established between Vision, Seven, Nine and ESPN International Inc. (or its Related Corporation) for the purpose of acquiring and licensing within Australia the Pay Television Service broadcasting rights for sports programming, including but not limited to certain sports content under the control of ESPN International, Inc, Nine or its Related Corporations and Seven or its Related Corporations.

     'SportsCo Shareholders Agreement' means the agreement dated on or about the date of this Agreement between SportsCo and the shareholders in SportsCo concerning, among other things, the shareholders' rights and obligations as Shareholders in SportsCo.

     'Staffing Administration Services Agreement' means the agreement between Optus Administration and Vision in relation to staffing administration services to be provided to Vision.

     'Standstill Period' means the period commencing on the date of this Agreement and ending on 31 December 1997.

     'Subscriber' of a Telecommunications Network means a person whose premises are directly connected to that Telecommunications Network for provision of Communications Services to those premises over that network.

     'Subsidiary' has the meaning given to that term by sections 46 to 49 of the Corporations Law, as at the date of this Agreement.

     'Super Majority' means, in respect of a resolution, a majority of the Board (or Shareholders) that together hold not less than 90% of the total voting rights of all Directors (or Shareholders) entitled to vote (excluding Directors or Shareholders whose vote is not counted under clause 6.23 and Directors or Shareholders who abstain from voting and whose vote might not be counted under clause 6.23) on a poll if all Directors (or Shareholders) were present but means, in the case of a meeting to which clause 6.13 or 6.20 applies, a majority of the Board (or Shareholders) that together hold not less than 90% of the total voting rights on a poll of all Directors (or Shareholders) entitled to vote (excluding Directors or Shareholders whose vote is not counted under clause

     6.23 and Directors or Shareholders who abstain from voting and whose vote might not be counted under clause 6.23) on the poll and who are present at the meeting.

     'Super Resolution' means a resolution of the Board (or Shareholders) passed by or required to be passed by Super Majority.

     'Tax Act' means the Income Tax Assessment Act 1936 (Cth).

     'Telecommunications Act' means the Telecommunications Act 1991 (Cth).

     'Territory' means Australia.

     'Third Party' means a person that is not a party.

     'TPC' means the Trade Practices Commission or any body exercising the functions formerly exercised by the Trade Practices Commission under the Trade Practices Act 1974 (Cth).

     'Transaction Agreements' means the agreements that the Shareholders may from time to time agree are transaction agreements for the purposes of particular provisions of this Agreement and any guarantee given in the form of the Guarantee.

     'Transfer' means to sell, assign, transfer, convey or otherwise dispose of or grant options or other rights over or in respect of (including but not limited to the establishment of a trust).

     'Treasurer' means the Treasurer of the Commonwealth of Australia.

     'Ultimate Holding Company' has the meaning given to that term by section 9 of the Corporations Law, as at the date of this Agreement.

     'Unanimous' means, in respect of a resolution, a majority of the Board (or Shareholders) that together hold not less than 100% of the total voting rights of all Directors (or Shareholders) entitled to vote (excluding Directors or Shareholders whose vote is not counted under clause 6.23 and Directors or Shareholders who abstain from voting and whose vote might not be counted under clause 6.23) on a poll if all Directors (or Shareholders) were present but means, in the case of a meeting to which clause 6.13 or 6.20 applies, a majority of the Board (or Shareholders) that together hold not less than 100% of the total voting rights on a poll of all Directors (or Shareholders) entitled to vote (excluding Directors or Shareholders whose vote is not be counted under clause 6.23 and Directors or Shareholders who abstain from voting and whose vote might not be counted under clause 6.23) on the poll and who are present at the meeting.

     'Unanimous Resolution' means a resolution of the Board (or Shareholders) that is or is required to be passed Unanimously.

     'Vision Business' means the business of Vision contemplated by this Agreement and the other Transaction Agreements including the LicenceCo Business.

     'Vision Competitor' means any person that conducts a material or substantial Competitive Business.

     'Withdrawal Notice' means a notice from Vision to Optus under clause 25.3.

1.2  In this Agreement unless the context otherwise requires:

     (a) headings are for convenience only and do not affect the interpretation of this Agreement;

     (b)  the singular includes the plural and vice versa;

     (c) the word person includes a body corporate, an unincorporated association or an authority;

     (d)  a reference to a party includes its successors and permitted assigns;

     (e) a reference to a document, includes any amendment, replacement or novation of it;

     (f) a reference to a statute, ordinance or by-law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

     (g) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and each of them severally;

     (h) an agreement, representation or warranty by two or more persons binds them jointly and each of them severally;

     (i) if a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day;

     (j) a reference to a day is to be interpreted as the period of time commencing at midnight and ending 24 hours later;

     (k) if an act prescribed under this Agreement to be done by a party on or by a given day is done after 5.00 pm on that day, it is taken to be done on the next day;

     (l) if an event must occur on a stipulated day which is not a Business Day then the stipulated day will be taken to be the next Business Day;

     (m) all references to dollars, $, cost, value and price are to Australian currency;

     (n) where any word or phrase is given a definite meaning in this Agreement any part of speech or other grammatical form of the word or phrase has a corresponding meaning;

     (o) reference to a time and date in connection with the performance of an obligation by a party is a reference to the time and date in Sydney, Australia, even if the obligation is to be performed elsewhere;

     (p) where any word or phrase is given a definite meaning by reference to a provision of any statute the reference is intended to adopt any amendment to or corresponding definition in that statute or any amendment, re-enactment or replacement of it;

     (q) reference to a group of Shareholders or, the Shareholders excluding a particular Shareholder, making a decision by Simple, Special, Super or Unanimous Resolution means that group of Shareholders making that decision in the same manner as the Shareholders or the Board would pass such a resolution in accordance with this Agreement; and

     (r) in the definitions of "Subsidiary", "Holding Company", "Related Corporation" and "Related Party" each reference to each of those expressions in this Agreement and in the Corporations Law (to the extent that it is incorporated by reference into those definitions) is to be interpreted on the basis that:

          (i)    a trust and a partnership will be taken to be a body corporate;

          (ii) a trust or a partnership may be a subsidiary, for the purposes of which any units or other beneficial interests will be deemed shares;

          (iii) a corporation or trust or partnership may be a subsidiary of a trust or a partnership if it would have been a subsidiary if that trust or partnership were a company; and

          (iv)   a natural person will be taken to be a body corporate;

     (s)  a reference to any gender includes all genders;

     (t) a reference to any person includes that person's administrators, substitutes, successors and permitted assigns; and

     (u)  a reference to a month is to a calendar month.

1.3 The terms "BNS Site", "Broadcasting Service", "CAN", "Communication", "Communications Service", "Competitive Business", "Corporate Customer Site", "Customer", "General Carrier", "install", "LicenceCo Broadcasting Service", "Line Link",

     "maintain", "Mobile Carrier", "Optus Network", "Optus Services", "Optus Backbone Fibre", "Network Facility", "Pay Television Service", "PMTS", "Program", "Public Mobile Licence", "Telecommunications Network", "Telecommunications Services", "Third Party Network", "Vision Network", "Vision Non-Broadcasting Service", "Vision Reserved Services", "Vision Services" and "Wireless CAN" have the meanings given to those terms in the Transaction Agreements.

1.4 A person will be deemed to obtain or receive approval of an acquisition or purchase under FATA if the Treasurer fails to make a response (and a response will include, without limitation, making an order under section 22 of FATA) within the period referred to in section 26(2)(b)(i) of FATA.

2.   CONDITIONS PRECEDENT

2.1 The rights and obligations of the parties under this Agreement (other than the whole of this clause 2, clause 4.6, clause 17, clause 30, clause 31A and clauses 41.4 and 41.7 to 41.9) are subject to the following conditions precedent:

     (a) the Treasurer notifying the relevant person that he approves or has no objection (and such approval or notification of no objection is subject to no conditions or only to those conditions that the Shareholders consider reasonable in accordance with clause 2.3) and in this regard a failure by the Treasurer to make a response (and a response will include, without limitation, making an order under section 22 of FATA) within the period referred to in Section 26(2)(b)(i) of FATA will be deemed to constitute notification of approval:

          (i) in terms of the foreign investment policy of the Commonwealth of Australia or under FATA, to the conduct by LicenceCo of the LicenceCo Business;

          (ii) to the proposed investment in Vision by Continental in accordance with the terms of this Agreement under FATA; and

          (iii)  to the proposed investment in LicenceCo by Vision under FATA;

     (b) other conditions precedent, in the terms agreed in the Transaction Side Letter executed by or on behalf of the parties on the date of this Agreement.

2.2 Each Shareholder must do everything necessary or desirable (which is reasonable and within its authority or power to do) to ensure that each Condition Precedent is fulfilled as soon as reasonably practicable after the date of this Agreement, including but not limited to in respect of Continental, making application to the Treasurer under section 26 of FATA within 10 Business Days of the date of this Agreement and promptly making all appropriate applications and signing, executing and delivering all appropriate documents, form, and instruments.

2.3 If the Treasurer indicates that he will only provide a Government Consent if certain conditions are met and, in the reasonable opinion of a Shareholder, any of those conditions will or may have a material adverse effect on its participation in the Joint Venture:

     (a) that Shareholder must within 14 days of receipt by it of the Treasurer's response, notify the other Shareholders that it considers that a condition proposed by the Treasurer will or may have a material adverse effect on its participation in the Joint Venture;

     (b) as soon as practicable after receipt of the notice referred to in paragraph (a) the Shareholders will meet and negotiate in good faith:

          (i)  to overcome any objection and meet any such condition; or

          (ii) to agree to proceed with the Joint Venture despite such an objection and any condition;

     (c) if such a condition only materially adversely affects the rights or obligations of one Shareholder and that Shareholder has given notice under paragraph (a) then that Shareholder may unilaterally elect to waive its rights to object to that condition and the Condition Precedent will be deemed to be satisfied;

     (d) if no Shareholder notifies the other Shareholders under paragraph (a) that it considers a condition will or may have a material adverse effect on its participation in the Joint Venture within the time referred to in that paragraph, the Shareholders are taken to consider the conditions imposed to be reasonable and must, to the extent compliance with such conditions is reasonably within their control, procure compliance with such conditions; and

     (e) if by 1 August 1995 any condition of which the Shareholders have been notified under paragraph (a) has not been waived by the relevant Shareholder under paragraph (c) and the parties have not agreed a method to overcome any objection and meet any condition in accordance with paragraph (b)(i) or agreed to proceed with the Joint Venture despite such an objection and any condition in accordance with paragraph (b)(ii), the Condition Precedent referred to in clause 2.1(a) will not be satisfied and clause 2.5 will apply.

2.4  Subject to clause 2.3(c), a Condition Precedent and any right under clause
     2.2 is waived if, and only if, the parties agree in writing to waive the condition. The obligation imposed on a party by clause 2.2 does not require a party to waive any Condition Precedent.

2.5 If a Condition Precedent is not satisfied or waived by 1 August 1995 a Shareholder may terminate this Agreement by notice in writing to the other Shareholders by 14 August 1995 and this Agreement will be at an end as to its future operation except that:

     (a) any right or claim which arises on, or has arisen before, termination under this clause 2.5 and clauses 41.7 to 41.9; and

     (b)  the obligations of the parties under clauses 17 and 30;

     will survive termination of this Agreement.

2.6  On the date of this Agreement:

     (a) Continental must give to each other Shareholder a Guarantee executed by its Guarantor Parent Company;

     (b) Nine must give to each other Shareholder a Guarantee executed by its Guarantor Parent Company; and

     (c) Seven must give to each other Shareholder a Guarantee executed by its Guarantor Parent Company.

2.7 On execution by Seven of this Agreement and the Transaction Agreements to which Seven is a party, Optus, Continental and Nine must pay the following respective amounts to Seven in consideration of Seven agreeing to execute and enter into this Agreement and the Transaction Agreements to which Seven is a party:

     (a)    Optus - $4,744,898

     (b)    Continental - $4,744,898

     (c)    Nine - $510,204


3.   THE JOINT VENTURE

3.1  Each Shareholder agrees that:

     (a) the principal objectives of the Joint Venture are:

          (i)  the ownership and operation of the Vision Network; and

          (ii) the supply of Vision Services in the Territory;

     (b)  Vision will:

          (i) own and operate the Vision Network, (except to the extent that the Transaction Agreements otherwise provide);

          (ii) own all databases and operate all databases and software required for the conduct of the Vision Business and the LicenceCo Business (except to the extent that the Transaction Agreements otherwise provide) or Vision otherwise agrees with any supplier (including a Shareholder and its Related

     Corporations) in respect of a particular database or software in which case Vision will have access to that database or software;

          (iii) acquire Telecommunications Services and supplementary services from Optus Networks in accordance with the Transaction Agreements for the purpose of carrying Vision Services between parts of the Vision Network and, if necessary, to Subscribers of the Vision Network and Vision Customers;

          (iv) supply Telecommunications Services and supplementary services to Optus Networks or Optus Mobile in accordance with the Transaction Agreements for the carriage of Optus Services to Customers of Optus Networks or Optus Mobile;

          (v) provide services to LicenceCo in accordance with the Transaction Agreements;

          (vi)   promote Vision Services in the Territory;

          (vii) supply Vision Non-Broadcasting Services in Australia and, if the Board decides, in Papua New Guinea and New Zealand;

          (viii) assess the opportunities to design, construct, own and operate a broadband communications network in New Zealand and Papua New Guinea;

          (ix) develop software for the operation of the Vision Network and the provision of Communications Services;

          (x) subject to the BSA and the Telecommunications Act, establish and operate a satellite network using satellite capacity for the supply by direct broadcast within the whole or part of the Territory of LicenceCo Broadcasting Services by LicenceCo and Vision Non-Broadcasting Services by Vision;

          (xi) assess the opportunities for selling Program content for distribution outside Australia; and

          (xii) do such other things as may be ancillary to the activities referred to in this clause.

3.2 The parties acknowledge and agree that they will assess the possibility of establishing further companies to acquire, produce and supply Program content.

3.3  Each party acknowledges that:

     (a) (subject to clauses 3.1(b)(vii) and (viii)) it is not its intention that Vision assess opportunities to take any form of active operating role in the provision of Communications Services outside Australia; and

     (b) each Shareholder may pursue other opportunities (including but not limited to entering into other joint ventures) in relation to the provision of Communications Services outside Australia.

4.   FORMATION OF VISION

4.1  On the Commencement Date:

     (a) each Shareholder must apply and pay for and Vision must issue and allot to each Shareholder fully paid Shares so that its Equity Proportion is in accordance with Schedule 1; and

     (b) the Shareholders must pass a Special Resolution adopting the Articles in substitution for, and to the exclusion of, Vision's existing articles of association.

4.2 Vision must endorse on each Share certificate or any certificate relating to any other Equity Securities a notation to the effect that the Shares or other Equity Securities are subject to and transferable only in accordance with the Articles and this Agreement.

4.3  Each Shareholder must:

     (a) subject to any decision of the Board to the contrary in accordance with clause 8, ensure that Vision conducts the Vision Business in all material respects in accordance with the applicable Management Plan from time to time;

     (b) make decisions, give approvals and take such actions that are required of the Shareholder as soon as practicable in good faith; and

     (c) use all reasonable efforts to procure that Vision is successfully managed in accordance with each Management Plan.

4.4  Each Shareholder must not:

     (a) Transfer any interest in all or part of its Equity Securities to any person except in accordance with this Agreement;

     (b) subject to clause 4.5 Encumber all or any part of its interest in its Equity Securities; or

     (c) in any way attempt to make any Third Party a party to this Agreement or a participant in the Vision Business except in accordance with this Agreement.

4.5 After the Standstill Period a Shareholder may Encumber its Equity Securities in favour of a Financier provided that:

     (a) the Financier has acknowledged in writing to Vision and the other Shareholders that any exercise by it or anyone acting on its behalf or appointed by it of any power in relation to the Equity Securities (including, without limitation, a power of sale) will be subject to this Agreement as if the Financier or any person appointed by it was the relevant Shareholder; and

     (b) the terms of any agreement relating to the Encumbrance do not entitle the Financier to control the manner in which the Shareholder exercises its rights and obligations under this Agreement or its voting rights attached to Equity Securities or the appointment by that Shareholder of Directors.

4.6 From the date of this Agreement until the first to occur of the Commencement Date and the date of termination under clause 2.5, Optus must act and exercise its rights as a Shareholder in a manner that is consistent with the conduct of the Vision Business contemplated by this Agreement in respect of the period after the Commencement Date, including but not limited to clause 8. Before making any decision or doing any other act or thing contemplated by clause 8 or schedule 10 or 11, Optus must disclose to the other parties Vision's proposal to make such decision or do such act or thing.

4.7 Each of Nine, Optus, Continental and Seven acknowledge that they have agreed to enter into the venture on the basis, amongst other things, of the Business Case and agree, subject to this Agreement, and to resolutions of the Board in accordance with this Agreement, to use reasonable endeavours to ensure that the objectives and returns set out in the Business Case will be achieved.

5.   INITIAL APPOINTMENTS

     On the Commencement Date:

     (a) each Shareholder will appoint or confirm the appointment of its respective nominees as Directors as set out in Schedule 2; and

     (b) procure the consent of its respective nominees as Directors as set out in Schedule 2 to their appointment as directors of LicenceCo.

6.   THE BOARD AND SHAREHOLDERS MEETINGS

6.1  The Shareholders must ensure that:

     (a) the Directors are appointed and Board and Shareholders' meetings are convened in accordance with this Agreement and the Articles;

     (b) subject to paragraph (d) and a determination of the Board by Special Resolution, a minimum of 8 Board meetings take place each year and are held in Sydney;

     (c) subject to paragraph (d) the time, date, location and agenda of all Board meetings will be determined by the Chairman in consultation with the Chief Executive Officer except that each Director may, by notice (the period of which must in the circumstances be reasonable) to the Chairman, require a matter be included on the agenda and a resolution be put to the Board at a particular meeting; and

     (d) subject to clause 6.2, any Board meetings in addition to those referred to in paragraph (b) may be convened at the written request of one or more Shareholders that have the power to appoint a Director and that Shareholder or those Shareholders will determine the agenda for that meeting.

6.2 (a) Subject to paragraphs (b) to (d) each Shareholder having an Equity Proportion of 10.5% or more is entitled to appoint, to remove and to replace from time to time, one Director for each whole multiple of 10.5% of Equity Proportion held by it up to a total of 3 Directors for any one Shareholder.

     (b) Subject to clause 19.17(b), Seven (or its permitted transferees under clause 18.3) is entitled to appoint one Director and to remove and replace that Director provided its Equity Proportion is equal to or greater than 2%.

     (c) Subject to clause 19.17(b), Nine (or its permitted transferees under clause 18.3) is entitled to appoint one Director and to remove and replace that Director provided its Equity Proportion is equal to or greater than 5%.

     (d) For so long as either of Optus (or its permitted transferees under clause 18.3) or Continental (or its permitted transferees under clause 18.3) has an Equity Proportion equal to or greater than 30%, it will be entitled to appoint, remove and replace at least 3 Directors.

6.3 On any reduction in the Equity Proportion of a Shareholder it will procure the resignation of such a number of the Directors previously appointed by it prior to the next Board meeting as is necessary to ensure that the number of Directors appointed by it does not exceed the number permitted by clause 6.2.

6.4 Subject to the Board having the power at any time by Simple Resolution to remove him or her as a director, the Chief Executive Officer, by virtue of being and while he or she remains the Chief Executive Officer, will be a Director but will not be counted in a quorum of the Board or entitled to vote on a poll. The chief operating officer will be entitled to attend and participate in Board meetings to provide advice to the Board but will not enjoy the rights of a Director.

6.5 Each Director other than the Chief Executive Officer may, in accordance with the Articles, appoint any person as his or her alternate. An alternate director may only attend and vote at a Board meeting if the Director that appointed that alternate director is not present at that Board meeting. If a person ceases to be a Director then his or her alternate director immediately ceases to be an alternate director.

6.6  The Chairman will be appointed as follows:

     (a) each chairman must be a Director and will be appointed for a term of 2 years and will remain chairman during that period unless replaced in accordance with this Agreement;

     (b) the right to appoint, remove (subject to paragraph (c)) and replace the chairman will rest with the Shareholder with the largest Equity Proportion, excluding the Shareholder who had the right to appoint the chairman for the immediately preceding term, provided that if only one Shareholder has an Equity Proportion in excess of 25% that Shareholder may appoint the chairman until another Shareholder's Equity Proportion exceeds 25% and the first chairman will be appointed by Optus; and

     (c) the Board may by Simple Resolution remove a chairman and in that event the Shareholder that appointed that chairman will appoint a replacement chairman for the remainder of the period of 2 years referred to in paragraph (a).

6.7  The Shareholders acknowledge that:

     (a) unless the Shareholders otherwise determine by Special Resolution, no non-executive Director will be entitled to payment by Vision of any Directors' fees or other remuneration. Each Shareholder must bear all travelling and other expenses incurred by any Director appointed by it (and alternate director appointed by him or her) in attending and returning from Board meetings or otherwise in connection with the Vision Business; but

     (b) paragraph (a) does not prevent a non-executive Director being remunerated by Vision for providing services to Vision (other than services involving carrying out his or her duties as a Director).

6.8 A resolution (whether or not required to be passed by Unanimous Resolution, Super Resolution or Special Resolution) put to the vote at a Board meeting will be decided by a simple resolution on a show of hands unless a poll is demanded by any Director before or on the declaration of the show of hands. If a resolution on a show of hands would be carried or would not be carried only if the vote of the Chief Executive Officer were counted then that vote will not be counted.

6.9 If, at a Board meeting, a poll is demanded in respect of a resolution before or on the declaration of a vote on a show of hands then on that poll all of the Directors appointed by a particular Shareholder (and the respective alternate directors appointed by those Directors) must between them exercise one vote only, but that vote will carry voting rights equal to the proportion that the Equity Proportion of that Shareholder bears to the total Equity Proportions of those Shareholders who have appointed at least one Director who is present and entitled to vote on the resolution.

6.10 The Chairman will not have an additional or casting vote on a show of hands or on a poll at Board meetings or Shareholder meetings.

6.11 The number of Directors will be the number from time to time appointed in accordance with this clause 6.

6.12 Subject to clause 6.13, a quorum for a Board meeting is constituted by the attendance of one Director appointed by each Shareholder entitled to appoint a Director (excluding a Shareholder whose Directors are not entitled to vote on the resolutions to be put to that meeting).

6.13 (a) If a notice of a Board meeting has been given in accordance with clause 6.14 and within 30 minutes after the time appointed for that Board meeting a quorum is not constituted, the meeting will be dissolved and, provided clause 6.13(b) is complied with, stand adjourned to the Business Day two Business Days later at the same time and place and any Directors present at that adjourned meeting will constitute a quorum.

     (b) Notice of the adjourned meeting will be given to all Directors (other than alternate directors) on the same day as the day appointed for the original meeting and must be accompanied by a copy of the original notice of meeting. At any adjourned meeting no matter may be considered which was not on the agenda of the original meeting.

6.14 A Board meeting will require at least 10 Business Days prior written notice to be given to all Directors (other than alternate directors) unless a shorter period of notice is agreed by one Director appointed by each Shareholder (or his or her alternate). That notice must include an agenda and, unless such Directors (or their alternates) otherwise agree, a Board meeting may only resolve matters referred to in that agenda.

6.15 Board meetings may take place by telephone conference, video conference or similar telecommunications device and a resolution in writing signed by all of the Directors entitled to receive notice of the meeting will have the same effect as a resolution passed at a meeting.

6.16 Subject to clause 6.17, to the extent permitted by law having regard to this clause, a Director may make a decision in the interests of the Shareholder appointing him or her, without being required to have regard to the interests of the other Shareholders individually.

6.17 Without prejudice to section 231 of the Corporations Law, a Director must disclose the fact of his or her appointor's interest in, and (except where the appointing Shareholder's interest is materially similar to the interest of each other Shareholder) is not entitled to vote in respect of any resolution in relation to:

     (a) an agreement between Vision and the Shareholder that appointed that Director or a Related Party of that Shareholder; and

     (b) any of the following matters where there is a material conflict or a potential material conflict between the interests of Vision and the interests of the Shareholder that appointed that Director or a Related Party of that Shareholder:

          (i) the supply of a Vision Service in accordance with the Transaction Agreements except that in the case of the supply of a Vision Reserved Service each of Nine (or its permitted transferees under clause 18.3) and Seven (or its permitted transferees under clause 18.3) will be taken only to be in material conflict or only to have a potential material conflict if it (or its Related Corporations) is at the time the resolution is proposed supplying an identical or substantially similar service to the service the subject of the resolution, but will not be taken to be materially in conflict or potentially materially in conflict by reason only of the nature or content of programming included in its primary free to air television broadcast schedule; or

          (ii) any decision by Vision to waive its right to build CAN in an area in favour of Optus building a Wireless CAN in that area; or

          (iii) the capital expenditure and other activities that are required to effect a decision referred in subparagraphs (i) and (iv); or

          (iv) a variation in the architecture of the Vision Network, as described in the Transaction Agreements, in accordance with this Agreement; or

          (v) any decisions of the Board to cause Vision to give a Withdrawal Notice; or

          (vi) any decision by Vision to agree or determine a value for Equity Securities or Ownership Interests under clause 24 or to appoint a valuer to determine the value of such interests; or

          (vii)  any decision of Vision to sue a party; or

          (viii) any decision in relation to a Guarantee referred to in clause 13.3, 19.3, 19.6 or 19.16(c)(ii); or

          (ix) a resolution referred to in clause 17.8 in respect of disclosure by that Shareholder or its Ultimate Holding Company of Confidential Information of Vision; or

          (x) any decision by Vision to exercise the Call Option in clause 32A; and

     (c) an agreement only between SportsCo or MovieCo and the Shareholder or its Related Corporations that appointed that Director.

6.18 Subject to the law, each Shareholder is responsible for ensuring to the extent within its power that each Director appointed by it (or his or her alternates) does all things necessary or desirable within his or her capacity as a Director to ensure compliance by Vision with the provisions of this Agreement applicable to it. This clause does not impose on a Shareholder the obligation to incur any additional expenses.

6.19 Subject to clause 6.20 a quorum for a Shareholders' meeting is constituted by the attendance of each Shareholder who is entitled under clause 6.2 to appoint a Director.

6.20 (a) If within 30 minutes after the time appointed for a Shareholders' meeting a quorum is not constituted, the meeting will be dissolved and, provided clause 6.20(b) is complied with, stand adjourned to the Business Day two Business Days later at the same time and place and any Shareholders present at that adjourned meeting will constitute a quorum.

     (b) Notice of the adjourned meeting must be given to all Shareholders on the same day as the day appointed for the original meeting and must attach a copy of the original notice of meeting. At any adjourned meeting no matter may be considered which was not on the agenda of the original meeting.

6.21 On any proposed resolution of Shareholders each Shareholder will have voting rights equivalent to the percentage that the Equity Proportion of that Shareholder represents of the combined total of the Equity Proportions of the Shareholders present and entitled to vote on that resolution.

6.22 If the Directors appointed by a Shareholder would not be entitled to vote in respect of a resolution of the Board under clause 6.17 or otherwise at law as a result of that Shareholder's interest in that resolution, then that Shareholder must disclose its interest in and is not entitled to vote in respect of that resolution at any meeting of Shareholders.

6.23 If a Prohibited Shareholder at any time directly or indirectly holds in excess of 35% of the Ownership Interests in a Shareholder that Shareholder and the Directors appointed by it will be entitled among other things and without limitation to vote (unless otherwise precluded by this Agreement) but any vote of that Shareholder or those Directors appointed by it will not be counted in any resolution of the Shareholders or Board if the resolution would only not be passed if the vote of that Shareholder or the Directors appointed by it or their alternate was counted.

7.   ACCESS TO INFORMATION

7.1 Without limiting a Director's right to information under general law, Vision must ensure that the Directors (but not alternate directors unless requested in writing by an appointing

     Shareholder) receive from Vision sufficient management and financial information and reports to allow them to monitor and control the carrying on of the Vision Business, including but not limited to the following:

     (a) a monthly unaudited profit and loss statement, monthly unaudited balance sheet and monthly unaudited cashflow statement (with projections for the balance of the then current Financial Year) for the preceding calendar month and for the current Financial Year to date which:

          (i) are prepared in reasonable detail using, to the extent reasonably practicable, the Accounting Standards; and

          (ii) include comparisons of the actual results for the month with the projections set out in the current Management Plan for that month and the actual results (if any) for the corresponding month of the preceding Financial Year, as soon as practicable after, and in any event within 21 days after the end of each calendar month; and

     (b) a profit and loss statement for the preceding Financial Year and balance sheet to the end of that Financial Year which has been audited by the Auditors, as soon as practicable after, and in any event within 60 days after, the end of each Financial Year.

7.2 Subject to clauses 17.6, 17.7, 19.17(b)(i) and 23.8 and without limiting s. 319 of the Corporations Law, Vision must permit, after receiving reasonable notice, a Representative of:


     (a) each of Continental, Optus, Nine or Seven (or its permitted transferee under clause 18.3) (so long as it is at the time a Shareholder) and its Ultimate Holding Company (during the same period); and

     (b)  any Shareholder that has an Equity Proportion of at least 5%

     at reasonable times:

     (c) to visit and inspect the premises of Vision and any property of Vision;

     (d) to inspect and take copies of documents relating to the Vision Business and Vision's affairs including its books of account; and

     (e) to discuss Vision's affairs, finances and accounts with Vision's officers, employees and the Auditors;

     for the purpose of any one or more of the following:

     (f) each Director appointed by that Shareholder being able to fulfil his or her duties as a Director;

     (g) the Shareholder giving reasonable consideration to any resolution that is proposed to be put to the Board or Shareholders;

     (h) the preparation of the accounts of the Shareholder or its Ultimate Holding Company; and

     (i) the review by a Shareholder or its Ultimate Holding Company of material information for inclusion in a prospectus or information memorandum to be prepared by that Shareholder or its Ultimate Holding Company for an issue of securities by that Shareholder or its Ultimate Holding Company or for obtaining or considering a bona fide offer from a Third Party to acquire the Shareholder's Equity Securities for the purpose of clause 19.1(a)(i).

7.3  Each Shareholder:

     (a) acknowledges that before a Representative of a Shareholder or its Ultimate Holding Company (other than a Director) is entitled to access to Vision's premises or information under clause 7.2 that Representative must (unless it is a Director) sign a confidentiality agreement that is reasonably acceptable to Vision; and

     (b) must ensure that when its or its Ultimate Holding Company's Representatives conduct any inspection under clause 7.2 they complete that inspection as soon as reasonably possible and minimise any disruption to the Vision Business; and

     (c) must indemnify and keep indemnified each other party for any damage, loss, claim or action arising from a breach of the agreement referred to in paragraph (a) by its or its Ultimate Holding Company's Representatives.

7.4 If a Shareholder or its Ultimate Holding Company requires access to Vision's premises or documentation for the purpose specified in clauses 7.2(h) and 7.2(i) that Shareholder must pay Vision's reasonable costs and expenses incurred in relation to the provision of such access or any information provided as a result of that access.

7.5 A Director appointed by either Seven or Nine must not disclose to the Shareholder who appointed him or her any information in respect of Programming (including, without limitation, in respect of the acquisition or scheduling of such Programming) of which that Director becomes aware by virtue of his or her position as a Director.

8. DECISIONS REQUIRING PARTICULAR MAJORITIES

8.1 Subject to this Agreement and the law, all decisions of the Board or the Shareholders will be made by Simple Resolution.

 8.2 During the Standstill Period a resolution of the Board or Shareholders specified in Schedule 10 or elsewhere in this Agreement must be passed by the majority specified in Schedule 10 or elsewhere in this Agreement in respect of that resolution.

8.3 After the Standstill Period a resolution of the Board or Shareholders specified in Schedule 11 or elsewhere in this Agreement must be passed by the majority specified in Schedule 11 or elsewhere in this Agreement in respect of that resolution.

8.4 Subject to clause 8.6, and where an item is not already dealt with in clause 8.2 or 8.3, each item of expenditure in excess of $15,000,000 must be approved by the Board by Simple Resolution, whether or not that expenditure item is authorised by a Management Plan.

8.5 The Shareholders must ensure that, unless the Board otherwise determines in accordance with clause 8.2 or 8.3, the composition of the board of, and the decision-making process for, LicenceCo or any Subsidiary of Vision (other than SportsCo) will be the same as for Vision.

8.6 If a resolution of the Board on any matter is required to be passed by different majorities in accordance with clauses 8.2, 8.3, 8.4 and 8.5 then that resolution must be passed by the greater of those majorities.

8.7 Unless any applicable law or this Agreement requires that a resolution relating to Vision be passed by the Shareholders, all resolutions relating to Vision will be passed by the Board.


9. MANAGEMENT

9.1  Management of Vision is vested in the Board.

9.2 Vision will be managed on a day-to-day basis by the Chief Executive Officer who will report and be responsible to the Board for Vision's activities and operations which will be conducted in all material respects in accordance with the Management Plan and the Board's directions from time to time.

9.3 (a) Subject to clause 8, the term of office, powers, duties and remuneration of the Chief Executive Officer will be determined by the Board by Simple Resolution.

     (b) The Shareholders will procure that the Board delegates to the Chief Executive Officer the power to enter into and to vary any agreements, arrangements or commitments specified in the Management Plan involving expenditure of up to the lower of $15,000,000 and the thresholds referred to in:

          (i) paragraphs 1.21, 2.6 and 2.8 of Schedule 10 during the Standstill Period; and

          (ii) paragraphs 2.6, 2.17 and 2.19 of Schedule 11 after the Standstill Period.

          This sub-clause (b) will not prevent the Directors from delegating, in accordance with clause 8, authority to the Chief Executive Officer pursuant to the Management

          Plan for a specific agreement, arrangement or commitment of any monetary amount.

9.4  The Chief Executive Officer will be responsible for:

     (a) the management of all activities of Vision and any Subsidiary of Vision in the conduct of the Vision Business in compliance in all material respects with the Management Plan;

     (b)  the general administration of Vision;

     (c) implementation of and compliance with, in all material respects, the Management Plan; and

     (d) subject to clause 23.8, provision to the Board of full information relating to all major activities of Vision and any of its Subsidiaries,

     subject to lawful directions and delegations from, and supervision by, the Board.

9.5  The chief financial officer will be:

     (a) responsible for the day-to-day management of the financial affairs of Vision; and

     (b)  subject to the directions of, and report to, the Chief Executive
          Officer.

9.6  The chief operating officer will be:

     (a) responsible for the day to day management of the operational affairs of Vision; and

     (b)  subject to the directions of, and report to, the Chief Executive
          Officer.


10.  MANAGEMENT PLANS, DIVIDEND POLICY AND ACCOUNTING PRACTICES

10.1 The Shareholders will ensure that the Board considers and, subject to clause 8, adopts a Management Plan using the following procedure:

     (a) at least 2 months before commencement of each Financial Year (other than for the Financial Year ending on 30 June 1996), the Chief Executive Officer will submit to each Director (but not alternate Directors) a draft management plan for the following 3 Financial Years; and

     (b) the Board will consider the draft management plan and adopt a Management Plan before commencement of the relevant Financial Year.

10.2 Subject to clause 8, the Board may amend a Management Plan adopted by the Board before or during the period to which it relates.

10.3 Except for the Financial Year ending on 30 June 1996, if the Board fails to adopt a Management Plan before the commencement of a Financial Year then:

     (a)  the Management Plan for that Financial Year will consist of:

          (i) that part of the existing Management Plan for the previous Financial Year that applies to the current Financial Year; and

          (ii) to the extent they are not inconsistent with subparagraph (i), a continuation of the general business and activities contemplated by the Management Plan for the previous Financial Year; and

     (b) the Shareholders will ensure that the Board continues to use its best efforts to adopt a Management Plan for the Financial Year.

10.4 The Shareholders must ensure that the Board adopts a policy of declaring dividends at the highest possible level of Profits after taking into account and consistent with the following guidelines:

     (a) the Board must exercise prudent financial management and take into account the applicable Management Plan, working capital, financing arrangements and operational requirements of Vision;

     (b)  no dividends will be paid during the Standstill Period; and

     (c) the Board must frank dividends in accordance with section 160AQF of the Tax Act to the extent of the required franking amount determined under section 160AQE of the Tax Act.

10.5 Vision will, and each Shareholder must use that Shareholder's reasonable endeavours to ensure that Vision does, keep and maintain books and records using the Accounting Standards which satisfy the requirements of all relevant legislation, including, but not limited to, the Corporations Law and the Tax Act.

10.6 Where relevant laws, rules of a relevant stock exchange or securities exchange and accounting principles applying to a Shareholder require it, Vision will, and the Shareholders must use their reasonable endeavours to ensure that Vision does, at the cost of the relevant Shareholder, keep or maintain adequate records to enable the Shareholder to incorporate Vision's financial results in the books of account of the Shareholder.


11.  VISION EMPLOYEES

11.1 The Chief Executive Officer on behalf of Vision may, on such commercially reasonable terms and conditions as he or she may determine:

     (a) engage such persons as employees of Vision that are not required to be appointed by the Board under this Agreement; and

     (b) subject to the Transaction Agreements and any other agreement between a Shareholder and Vision approved by the Board in accordance with clause 8, accept an offer from any Shareholder (or a Related Corporation of it) to second to Vision skilled employees of any Shareholder or any of its Related Corporations which does not involve any payment or profit to that Shareholder or any of its Related Corporations in excess of the salary of those employees and on costs.

11.2 Each Shareholder must subject to the Transaction Agreements use its reasonable efforts to ensure that each officer and employee of Vision appointed or seconded by it or its Related Corporations does not:

     (a) during that person's employment by or association with Vision, do any of the things that a Shareholder is prohibited from doing under a Relevant Provision; or

     (b) during or after that person's employment by or association with Vision, disclose any Confidential Information of a Joint Venture Company or a Shareholder except as may be expressly authorised by the person whose Confidential Information is to be disclosed.


12.  FUNDING OBLIGATIONS

12.1 Subject to clauses 12.8, 12.10 and 12.13 each Shareholder must:

     (a) pay to Vision that Shareholder's Equity Proportion of each Shareholder Contribution on the due date for payment of that Shareholder Contribution, the due date or amount being as specified in the applicable Funding Program or as varied by the Board under clause 8 provided that the Shareholder has been given not less than:

          (i)  during the Standstill Period, 30 days notice; and

          (ii) after the Standstill Period, 80 days notice,

          of the varied due date or amount; and

     (b)  if the Shareholder Contribution  must be satisfied by:

          (i) issuing and allotting fully paid Shares to each Shareholder, subscribe and pay for those Shares; and

          (ii) issuing Equity Securities other than Shares to each Shareholder, subscribe and pay for those Equity Securities.

12.2 Subject to clause 12.13, unless the Board otherwise determines in accordance with clause 8 or 12.5 each Shareholder must pay to Vision its Equity Proportion of each Shareholder Contribution:

     (a) during the Standstill Period, by subscribing and paying for fully paid Shares; and

     (b) after the Standstill Period, in the manner and on the terms specified in the applicable Funding Program.

12.3 Unless the Board otherwise determines in accordance with clause 8 or 12.5, if a Funding Program or this Agreement does not specify:

     (a) part or all of the method of making the relevant Shareholder Contribution it must be satisfied by each Shareholder subscribing for and Vision issuing and allotting fully paid Shares to each Shareholder; or

     (b) the terms on which any Shareholder Contribution by way of Equity Securities (other than Shares) is to be made, then they will be determined by the Board in accordance with clause 8.

12.4 Unless the Board otherwise determines in accordance with clause 8, both before and after the Standstill Period, Shares other than those issued pursuant to an Option or under clause 28.7 will be issued at a par value of $1.00 and at a premium of $4.00 per Share.


12.5 Shareholder Loans (other than Additional Loans) must be:

     (a)  made in accordance with a Unanimous Resolution of the Board;

     (b) made by each Shareholder on identical terms and conditions (except for the amount) and each Shareholder Loan must be at the same interest rate as all other Shareholder Loans made in that series;

     (c)  unsecured;

     (d) at a rate of interest of to be determined by the Board in accordance with clause 8;

     (e)  non assignable; and

     (f) subject to clauses 12.8 and 13, made in the same proportion as the respective Equity Proportion of each Shareholder.

12.6 The parties acknowledge that the needs of the Vision Business may be such that a Shareholder Contribution is not required precisely on the date or in the amount specified in the Initial Funding Program or in a Funding Program and accordingly the Board will give prompt consideration to any proposal by the Chief Executive Officer to vary the date on which a Shareholder Contribution is to be made during the period of that Funding Program, the amount of the Shareholder Contribution or the manner in which it is to be made but any variation will only be effected by a resolution of the Board in accordance with clause 8 or 12.5.

12.7 Subject to clauses 12.8 and 12.13 a failure of a Shareholder to pay to Vision that Shareholder's Equity Proportion of a First Phase Shareholder Contribution will constitute a Default in accordance with clause 23.

12.8 Any Shareholder may give a Benchmark Notice to Vision and the other Shareholders and if a Shareholder gives a Benchmark Notice to them, subject to clause 12.17(d):

     (a)  the failure of:

          (i)  that Shareholder, or

          (ii) any other Shareholder that gives a notice to Vision and the other Shareholders stating that it relies upon the Benchmark Notice within 10 Business Days of receipt of the Benchmark Notice;

          to pay its Equity Proportion of a First Phase Shareholder Contribution due between the date of the Benchmark Notice and the end of the Standstill Period will not constitute a breach of this Agreement or a Default;

     (b) clause 13 will apply to the Equity Proportion of a Shareholder referred to in paragraph (a) in respect of each First Phase Shareholder Contribution due between the date of the Benchmark Notice and the end of the Standstill Period; and

     (c) unless those Shareholders who have not failed to pay their Equity Proportion of First Phase Shareholder Contributions agree by Unanimous Resolution, each of the Shareholders who gives a Benchmark Notice or other notice referred to in (a) will not be entitled to make any First Phase Shareholder Contribution due between the date of the Benchmark Notice and the end of the Standstill Period.

12.8A (a) For the purpose of this clause:

          "Application Period" means the period which commences on the Benchmark Notice Date and which is the sum of:

          (i)  10 Business Days; and

          (ii) if section 26 of FATA would apply to the purchase of any of Seven's Equity Securities under the Benchmark Put Option, the period of 40 days (or such other period as may be provided for the purposes of section 26(2)(b)(i) of FATA), provided that if the Treasurer issues an order under section 22 of FATA in respect of a Buying Shareholder's proposed acquisition of Equity Securities pursuant to the Benchmark Put Option, the Application Period will be extended by a number of days equal to the period for which that order has effect.

          "Benchmark Notice Date" means the date which is the last date on which a Buying Shareholder receives or is deemed to receive a Benchmark Put Option Notice.

          "Benchmark Put Option" means the option granted under clause 12.8A(e);

          "Benchmark Put Option Notice" means a notice given under clause 12.8A(j).

          "Benchmark Option Price" means, in respect of each Buying Shareholder or a Buying Shareholder's Nominee:

          (a)  its Shareholder Proportion multiplied by the aggregate of:

               A. the Cost Incurred Value of Seven's Equity Securities calculated as at; and

               B. interest at the rate of Seven's Cost of Debt on each Shareholder Contribution to Vision and each payment to another person for Equity Securities made by Seven used in calculating the amount referred to in subparagraph (A) from the date each was respectively made until, the date of the Benchmark Put Option Notice less:

               (i)   in the case of Nine, $510,204.00 (subject to (iv));

               (ii)  in the case of Optus, $4,744,898 (subject to (iv));

               (iii) in the case of Continental $4,744,898 (subject to (iv);
                     and

               (iv) in the case of a permitted transferee from, or any Nominee of, any of the parties referred to in (i), (ii) or (iii) (including one of these parties) that proportion of the relevant amount referred to in (i), (ii) or (iii) above which the Equity Securities to be acquired by the transferee or Nominee under this clause 12.8A bears to the number of Equity Securities that Nine, Optus or Continental, as the case may be, would have acquired under this clause 12.8A in the absence of the transfer or nomination, and the relevant amount referred to in (i), (ii) or (iii) above will be reduced by the same amount, plus:

          (b) interest at the rate of Seven's Cost of Debt on the amount calculated under paragraph (a) from the date of the Benchmark Put Option Notice until completion as notified to the Buying Shareholders 2 Business Days before completion.

          "Buying Shareholders" means the Shareholders other than Seven.

          "Shareholder Proportion" means, in respect of each Buying Shareholder (or its Nominee), the proportion which the Buying Shareholder's Equity Proportion bears to the aggregate of all Buying Shareholders' Equity Proportions calculated as at the date of the Benchmark Put Option Notice and for the purpose of clause 12.8A(m) and the definition of "Benchmark Option Price", as if the Nominee had acquired from the Shareholder that nominated it, such number of Equity Securities as imposed on the relevant Shareholder the obligation to acquire the proportion of Seven's Equity Securities the relevant Nominee has agreed to acquire.

          "Seven's Cost of Debt" means the rate expressed as a rate per centum per annum representing the average direct cost of third party borrowings (including all interest and fees (including line fees)) of Seven's Guarantor Parent Company and its subsidiaries relating to the relevant financial year or part of a financial year of Seven's Guarantor Parent Company in respect of which the rate will be applied to determine the Benchmark Option Price and in the absence of manifest error, will be in relation to the relevant period the rate for each period certified to the Buying Shareholders by the auditor of Seven's Guarantor Parent Company and for the purpose of determining the rate for the period referred to in paragraph (b) of the definition of Benchmark Option Price the relevant period is the period from the date of the Benchmark Put Option Notice until the date 2 Business Days prior to completion.

          "Nominee" means the person that a Buying Shareholder procures, in accordance with clause 12.8A(g), to purchase some or all of the Equity Securities the subject of the option granted by the Buying Shareholder under clause 12.8A(e).

          The expressions:

          (i)   Capex Per Passing;

          (ii)  Operating Income Per Passing; and

          (iii) Sites Passed,

          have the meaning assigned to them in clause 1 of Schedule 8 of this Agreement.

     (b) Within 30 days of 1 January 1997, Vision must notify the Shareholders of:

          (i)   the Capex Per Passing; and

          (ii)  the Operating Income per Passing; and

          (iii) Sites Passed,

          as at 1 January 1997.

     (c)  Within 30 days of 1 July 1998, Vision must notify the Shareholders of:

          (i)   the Capex Per Passing; and

          (ii)  the Operating Income per Passing; and

          (iii) Sites Passed,

          as at 1 July 1998.

     (d)  The condition precedent is that:

          (i) the Capex Per Passing is more than 25% greater than the Forecast Capex Per Passing; or

          (ii) the Operating Income Per Passing is more than 33% below the Forecast Operating Income Per Passing; or

          (iii) the Sites Passed being less than or equal to 750,000 at 1 January 1997 or 2,000,000 at 1 July 1998; or

          (iv)  both of the following apply:

               A. the Capex Per Passing is more than 10% greater than the Forecast Capex Per Passing; and

               B. the Operating Income Per Passing is more than 15% below the Forecast Operating Income Per Passing,

          as at either 1 January 1997 or 1 July 1998, as the case may be, and the forecasts referred to above are as set out in the Initial Management Plan or in the case where such forecasts are not set out as notified by Vision to Seven.

     (e) Subject to the satisfaction of the condition precedent, each Buying Shareholder grants to Seven an option to require the Shareholder to purchase or procure the purchase of its Shareholder Proportion of Seven's Equity Securities for the Benchmark Option Price and subject to the terms and conditions set out in this clause 12.8A.

     (f) If section 26 of FATA would apply to the acquisition by a Buying Shareholder of Seven's Equity Securities pursuant to this clause 12.8A then that Buying Shareholder must make application to the Treasurer under section 26 of FATA within 10 Business Days of receipt of a Benchmark Put Option Notice and do everything necessary or desirable (which is reasonable and within its authority or power to do) to obtain the requisite approval, and in such circumstances, clause 12.8A(g) will apply if such approval is not obtained without conditions or is not deemed to have been obtained within the Application Period.

     (g) Subject to clause 12.8A(f), if the giving of a Benchmark Put Option Notice would be contrary to clause 14.2 or any acquisition pursuant to any such notice would cause any Buying Shareholder to be in breach of clause 14.2 then the Buying Shareholder must do everything necessary or desirable (which is reasonable and within its authority or power to do) to obtain any necessary consents or approvals required but if it is unable to do so by the last day of the Application Period (if clause 12.8A(f) applies) or within 20 Business Days of receipt of a Benchmark Put Option Notice (in any other case), then it must procure another person or persons nominated in writing by it to Seven in accordance with clause 12.8A(h) to purchase the Equity Securities that it would otherwise be required to purchase.

     (h) A Buying Shareholder may only nominate a person for the purposes of clause 12.8A(g) if:

          (i)   the nominee is not a Prohibited Shareholder;

          (ii) the acquisition of Equity Securities by the nominee under this clause would not be in breach of clause 14.2;

          (iii) the nominee has entered into a Deed of Accession; and

          (iv) any Guarantee required in respect of the nominee has been given,

          and must make such nomination within 60 Business Days of the expiration of the Application Period or the expiration of the 20 Business Days referred to in clause 12.8A(g), as the case may be.

     (i) The parties will take all action reasonably necessary to determine within 10 Business Days of a request by a Buying Shareholder the matters referred to in clause 19.3 in respect of any person which the Buying Shareholder proposes to nominate for the purposes of clause 12.8A(g).

     (j) The Benchmark Put Option is exercisable by Seven by it giving a Benchmark Put Option Notice to each Buying Shareholder within 30 days of the earlier of:

          (i) Seven receiving a notice from Vision under clause 12.8A(b) or (c) as the case may be to the effect; or

          (ii) after the relevant date in respect of which Vision must give notice of the Capex per Passing, the Sites Passed and the Operating Income per Passing, Seven being or becoming aware,

          that the condition precedent has been satisfied.

     (k) Completion of the purchase of Seven's Equity Securities pursuant to the exercise of the Benchmark Put Option granted under this clause must take place within 20 Business Days of:

          (i) receipt by the Buying Shareholder of the Benchmark Put Option Notice; or

          (ii) if clause 12.8A(f) applies (but clause 12.8A(g) does not apply) the expiry of the Application Period; or

          (iii) if clause 12.8A(g) applies, the date of the nomination of the Nominee made under clause 12.8A(g),

          in accordance with clause 12.8A(l) at a time and place to be agreed or failing agreement at 2.00pm at Vision's registered office on the last day of the 20 Business Day Period referred to in this paragraph.

     (l) On the day appointed for completion under clause 12.8A(k) the Buying Shareholder must itself or must procure that its Nominee or both as the case may be must give to Seven a bank cheque in payment of the Benchmark Option Price and Seven must upon receipt of the cheque give to each Buying Shareholder or its Nominee or both all documentation to establish Seven's title to and to effect a transfer of the relevant Equity Securities including an executed transfer and share certificate in respect of the Equity Securities to be sold.

     (m) If the condition precedent is satisfied, within 10 Business Days after the Benchmark Notice Date:

          (i) Seven must calculate and notify Vision of the Cost Incurred Value of Seven's Equity Securities as at the date of the Benchmark Put Option Notice; and

          (ii) Seven must cause the auditor of its Guarantor Parent Company to give notice to Vision of Seven's Cost of Debt for all periods from the Commencement Date until the date of the Benchmark Put Option Notice.

     (n) Nothing in this clause 12.8A derogates from Seven's rights under clause 12.8.

     (o) Each of the Buying Shareholders must notify Vision forthwith upon becoming aware:

          (i) that the Application Period is longer than 10 Business Days and of any extension to it; and

          (ii) that its purchase of Seven's Equity Securities would be precluded under clause 14.2 and if so, when and if it would subsequently not be so precluded.

     (p) Vision must keep the Shareholders informed of information provided or received by it and the progress of procedures undertaken under this clause including, without limitation, information it receives under clauses 12.8A(m) and 12.8A(o) and must give notice of the date on which the Application Period will end.

12.9 Subject to clause 12.10 a failure of a Shareholder to pay to Vision that Shareholder's Equity Proportion of a Second Phase Shareholder Contribution will constitute a breach of this Agreement but not a Default.

12.10 If after the Standstill Period a resolution is passed that a particular Second Phase Shareholder Contribution be paid and a Shareholder votes against that resolution and notifies Vision at least 60 days before that Second Phase Shareholder Contribution is due that it elects not to pay its Equity Proportion of that Second Phase Shareholder Contribution:

      (a) the failure to pay its Equity Proportion of that Second Phase Shareholder Contribution will not constitute a breach of this Agreement or a Default;

      (b) another party will not be entitled to make a claim for damages against that Shareholder in respect of that Shareholder's failure to pay its Equity Proportion of that Second Phase Shareholder Contribution;

      (c) clause 13 will apply to that Shareholder's Equity Proportion of that Second Phase Shareholder Contribution; and

      (d) the failure of a Shareholder to pay its Equity Proportion of a Second Phase Shareholder Contribution and any consequent dilution of that Shareholder's Equity Proportion in accordance with clause 13 will not affect that Shareholder's right to participate in later Second Phase Shareholder Contributions.

12.11  The Shareholders must ensure that Vision:

      (a) issues and allots all Equity Securities subscribed for by a Shareholder in accordance with this clause 12; and

      (b) enters into all necessary agreements in respect of any Shareholder Loans to be made by a Shareholder in accordance with this clause 12.

12.12 Unless the Board determines to the contrary in accordance with clause 8 no Equity Securities will be issued or allotted by Vision:

      (a) during the Standstill Period, except in accordance with the Initial Funding Program or this Agreement; and

      (b) after the Standstill Period, except in accordance with a Funding Program or this Agreement.

12.13 (a)  If a resolution of the Board is passed:

           (i) that specifically increases, or by amendment to or adoption by a Management Plan increases, Shareholder Contributions to be made during the Standstill Period in excess of $1.3 billion by any amount and the Shareholder is notified of that fact before the resolution is passed; or

           (ii) which, not being within (a)(i), has the consequence that the aggregate amount of Shareholder Contributions comprised in the Initial Funding Program would exceed $1.3 billion by any amount,

           (the "Additional Amount"), then:

           (iii) if the Board passed the resolution referred to in paragraph
                 (a)(i), a Shareholder whose nominated Directors did not vote in favour of the resolution may, by notice to the other Shareholders within 10 Business Days of the resolution being passed; or

           (iv)  if the Board passed the resolution referred to in paragraph
                 (a)(ii), any Shareholder may, by notice to the other Shareholders within a period of 10 Business Days after it receives notice of a requirement to contribute to Vision any part of the Additional Amount, elect not to pay its Equity Proportion of the Additional Amount to Vision. If any Shareholder gives such a notice the other Shareholders may only pay any part of the Additional Amount by way of loan on the terms set out in clause 12.14 ("Additional Loan"). Each Shareholder who does not give a notice under paragraph (a)(iii) or (iv) must pay to Vision its Equity Proportion of the Additional Amount on the date determined by the Board.

     (b)  Notwithstanding any other provision of this Agreement except paragraph
          (a), during the Standstill Period no Shareholder is obliged to pay to Vision at any time its Equity Proportion of a Shareholder Contribution or any amount under clause 12.17 if the amount of that payment would cause the aggregate of amounts paid to Vision for Equity Securities held by the Shareholder to exceed its Equity Proportion of $1.3 billion nor will, during the Standstill Period, its Equity Proportion be reduced or diluted as a result of not making such payment.

12.14  The terms of any loan to be made under clause 12.13 will be:

     (a)  it is repayable on the earlier of:

          (i)  90 days after the end of the Standstill Period; and

          (ii) the date on which any of the following events occurs;

               A. Vision failing to pay interest in accordance with the terms of the Additional Loan on or before two Business Days after the due date for payment of that interest;

               B. any of the events described in clauses 23.1(g), (h) or (i) occurring in relation to Vision assuming that each reference to a "Shareholder" or "it" in those clauses is replaced with "Vision"; or

               C. Vision breaching any of its obligations under a Relevant Provision,

     (b) the benefit of the loan is transferable to any person other than a Prohibited Shareholder without the consent of Vision; and

     (c)  interest will be payable as follows:

          (i) the interest rate will be set initially on the first day from which interest is payable and thereafter on the first day of each subsequent calendar month;

          (ii)  the interest rate will be the Base Rate plus the Margin; and

          (iii) interest is payable on the last day of each calendar month monthly in arrears.

12.15 Optus and Continental may at any time during the Standstill Period by joint notice in writing to Vision and the other Shareholders introduce one or more new shareholders in Vision (each a "New Shareholder") subject to the following:

       (a) The notice referred to in this clause must specify the proposed Equity Proportion of the New Shareholder and the Equity Securities proposed to be offered to the New Shareholder.

       (b)  The Equity Proportion of an Optionholder may not thereby be reduced.

       (c)  The rights of a party in respect of an Option must not be affected.

       (d) The introduction of a New Shareholder must not result in the Equity Proportion of either Optus or Continental being less than 30% (assuming for this purpose that any Option held at that time by an Optionholder has been exercised).

       (e) The introduction of the New Shareholder in the manner contemplated must not have the effect or likely effect that any party would be in breach of clause 14.2.

       (f) The New Shareholder must satisfy clauses 20.1(b), (c) and (d) (which shall apply as if Optus and Continental were Transferring Equity Securities to the New Shareholder).

       (g) (i) If Seven and Nine or any of their respective permitted transferees under clause 18.3 are Optionholders and they do not both hold Long Options the consent of Seven and Nine or any of their respective permitted transferees under clause 18.3 must be obtained to the introduction of a New Shareholder unless:

               A.   the New Shareholder is an institutional investor;

               B. no New Shareholder other than institutional investors have previously been introduced under this clause 12.15; or

               C. the aggregate Equity Proportions of Seven and Nine or their respective permitted transferees under clause 18.3 including for this purpose any Option (assuming for this purpose that any Option held at that time by an Optionholder has been exercised) is less than 35%.

          (ii) If only one of Nine or Seven or any of their respective permitted transferees under clause 18.3 is an Optionholder ("Remaining Network") the consent of the Remaining Network or any of its permitted transferees under clause 18.3 or they both hold Long Options the consent of each of them must be obtained to the introduction of a New Shareholder unless:

               A.   the New Shareholder is an institutional investor; or

               B. no New Shareholders other than an institutional investor has previously been introduced under this clause 12.15.

12.16 Subject to clause 12.15, the introduction of the New Shareholder in respect of the Equity Securities referred to in the notice in clause 12.15(a) will be achieved by the Transfer of existing Equity Securities by Optus or Continental or the issue by Vision of the Equity Securities or a combination of the two at the joint election of Optus and Continental provided that in the case of an issue of Equity Securities by Vision the terms of the Equity Securities (including the subscription price) must be no more favourable than those applicable to the Equity Securities issued to the other Shareholders and where there are two or more classes of Equity Securities on issue, issue Equity Securities of those classes in the same proportion as held by the Shareholders and Continental and Optus must elect that the New Shareholder will pay Shareholder Contributions to Vision in substitution for

       Optus and Continental until the necessary number of Equity Securities has been issued to the New Shareholder.

12.17  (a)  Once the Percentage Aggregate First Phase Shareholder Contributions
            of either of Optus or Continental (or any permitted transferee of either of them under clause 18.3) reaches 25% the Shareholders will negotiate in good faith to seek to reach agreement on the basis on which Bridging Contributions are to be made after the Percentage Aggregate First Phase Shareholder Contributions of Optus or Continental (or any permitted transferee of either of them under clause 18.3) reaches 30%.

       (b) Those negotiations will be without prejudice to the obligations of each Shareholder to contribute Shareholder Contributions if no agreement to the contrary is reached pursuant to the negotiations.

       (c) Bridging Contributions may take the form of any one or more of the following:

            (i)   external debt;

            (ii)  Shareholder Loans;

            (iii) redeemable preference  shares (which may be convertible); or

            (iv)  such other form as the Shareholders may agree.

       (d) At least one month prior to the expiration of the Standstill Period the Shareholders will, subject to clauses 12.17(e) and (f), make such Shareholder Contributions as are necessary to ensure that the aggregate of all Shareholder Contributions is, subject to clauses
            12.8 and 12.13, not less than the amount of funds to be paid under the Initial Funding Program (excluding any Additional Loans) and the proceeds will first be used to repay Bridging Contributions.

       (e) The respective obligation of each Shareholder under clause 12.17(d) will be ascertained prior to the application of clause 12.17(f) and, subject to clause 12.17(f), will be pro rata to its Equity Proportion on the date on which the Shareholder Contributions are to be made under clause 12.17(d).

       (f) The obligation of a Shareholder who has given a Benchmark Notice or other notice referred to in clause 12.8(a) to make contributions under clause 12.17(d) will be calculated as if the reference in clause 12.17(d) to the amount of funds to be paid under the Initial Funding Program was a reference to the aggregate of Shareholder Contributions (excluding any Additional Loans) and Bridging Contributions to be made on or before the date of the Benchmark Notice.

12.18 No payment is to be made under clause 12.1 prior to the Commencement Date but any payment that would otherwise have been due prior to that date will be paid on the date 5 Business Days after the Commencement Date.

13.    DILUTION FOR FAILURE TO FUND

13.1 If a Shareholder ("Diluting Shareholder") fails to subscribe for Equity Securities in accordance with clause 12 whether:

       (a)  in breach of this Agreement or which constitutes a Default; or

       (b)  as a result of a Benchmark Notice having been given; or

       (c)  as a result of having made an election under clause 12.10;

       the Board will, within a period of 10 Business Days after the due date for subscription by the Diluting Shareholder, offer ("Round 1 Offer") to each Shareholder (other than any Diluting Shareholder) ("Non-Diluting Shareholder"), the opportunity to subscribe for the relevant Equity Securities ("Dilution Interest"), in the proportion which that Non-Diluting Shareholder's Equity Proportion bears to the aggregate of all the Equity Proportions of all the Non-Diluting Shareholders calculated as at the date, as relevant, of the breach, on which the Benchmark Notice was given or of notification of the relevant election under paragraph
       (a), (b) or (c) ("Proportion Date").

13.2 The Board must make each Round 1 Offer in writing to each Non-Diluting Shareholder ("Round 1 Dilution Notice") specifying:

       (a) the number and principal amount of the Equity Securities comprising the Dilution Interest and the number and principal amount which the Non-Diluting Shareholder has the opportunity to subscribe for; and

       (b) the terms and conditions of the subscription for Equity Securities comprising the Dilution Interest, which will be the same as for the other Equity Securities offered for subscription in accordance with that Shareholder Contribution in respect of which the offer is made.

13.3 Each Non-Diluting Shareholder must notify the Board as soon as it becomes aware that the Acceptance Period is longer than 10 Business Days and of any extension to it, and must notify the Board within the Acceptance Period whether it accepts or rejects in whole or in part its Round 1 Offer. If a Non-Diluting Shareholder accepts part or all of its Round 1 Offer ("Accepting Shareholder"), that Accepting Shareholder is bound to subscribe for the total number of Equity Securities comprising the Dilution Interest accepted in its Round 1 Offer on the terms specified in the Round 1 Dilution Notice. If the acceptance of a Round 1 Offer by a Non-Diluting Shareholder would be contrary to clause 14.2 at the end of the Acceptance Period then that Non-Diluting Shareholder must notify the Board that it rejects its Round 1 Offer and any purported acceptance of that Round 1 Offer will be of no effect. If a Non-Diluting Shareholder is prohibited by any statute or regulation from acquiring some or all of its Dilution Interest then that Shareholder may nominate a Third Party and that Third Party will be offered that part of the Dilution Interest which that Shareholder is unable to acquire, and will receive all further offers as if it were that Shareholder, if:

       (a)  that Third Party is not a Prohibited Shareholder;

       (b) that Third Party agrees to enter into this Agreement by executing a Deed of Accession; and

       (c) any Guarantee is given in respect of that Third Party which has been reasonably requested by the Board as determined by a Simple Resolution (the resolution on which the Directors appointed by the Shareholder which nominated the Third Party not being entitled to vote).

       For the purpose of calculating the number of Remaining Dilution Interests to be offered to any Third Party as a Non-Diluting Shareholder, the Third Party will be deemed to be an Accepting Shareholder and to have an Equity Proportion based on a holding of the Equity Securities accepted by the Third Party under the Round 1 Offer aggregated with those of the Shareholder which is prohibited from acquiring the Dilution Interest.

13.4 If all of the Dilution Interests are not accepted under the Round 1 Offers ("Remaining Dilution Interests"), the Board must re-offer ("Round 2 Offer") to each Accepting Shareholder within 5 Business Days after the expiry of the Acceptance Period for the Round 1 Offers the opportunity to subscribe for the Equity Securities comprising the Remaining Dilution Interests in the proportion which that Accepting Shareholder's Equity Proportion as at the Proportion Date bears to the aggregate of all the Equity Proportions of all the Accepting Shareholders calculated as at the Proportion Date (assuming that all Dilution Interests accepted in the Round 1 Offer were held by the Accepting Shareholders at that date).

13.5 The Board will make each Round 2 Offer in writing to each Accepting Shareholder ("Round 2 Dilution Notice") specifying:

       (a) the number and principal amount of the Equity Securities comprising the Remaining Dilution Interest which the Shareholder has the opportunity to subscribe for or make;

       (b) the number and principal amount of the Equity Securities comprising the Dilution Interest accepted by each Shareholder under the Round 1 Offers and the number and principal amount of the Equity Securities comprising the Remaining Dilution Interests being offered to each Accepting Shareholder under the Round 2 Offers; and

       (c) the terms and conditions of the subscription for Equity Securities comprising the Remaining Dilution Interests, which will be the same as those contained in the Round 1 Dilution Notices.

13.6 On or within 5 Business Days after receipt of its Round 2 Dilution Notice, each Accepting Shareholder must notify the Board whether it accepts or rejects in whole or in part its Round 2 Offer. An Accepting Shareholder accepting part or all of its Round 2 Offer is bound to subscribe for the total number of Equity Securities comprising the Remaining Dilution Interest accepted in its Round 2 Offer on the terms specified in the Round 2 Dilution Notices.

13.7 If some but not all of the Round 2 Offers or further offers made under this clause are not fully accepted:

       (a) the Board must, within 5 Business Days after the expiry of the period for acceptance of the Round 2 Offer or whichever round is the immediately preceding round of offers, repeat the procedure set out in clauses 13.4 and 13.5 by offering to each person that accepted all the Remaining Dilution Interests offered to it under the preceding round of offers, a number of the still Remaining Dilution Interests calculated in accordance with clause 13.4 except that for each round of offers after the Round 2 Offers, references to the "Accepting Shareholder" are replaced with "Further Accepting Shareholder" and the Equity Proportions of each Further Accepting Shareholder will be calculated as at the Proportion Date (assuming that all Dilution Interests accepted in all preceding rounds of offers were held by the Further Accepting Shareholders at that date) and the Board must continue repeating that procedure until all of the Remaining Dilution Interests have been accepted or rejected in one round; and

       (b) the procedure set out in clause 13.6 will apply to acceptance of any offer made under clause 13.7(a).

13.8 The Board must keep the Shareholders informed of the progress of procedures undertaken in accordance with this clause 13 including without limitation information it receives under clause 13.3 and must give notice of the date by which offers for the Equity Securities comprising the Dilution Interest are accepted. Following receipt of a Round 1 Offer any Non-Diluting Shareholder which would be precluded by section 26 of FATA from immediately accepting that offer must:

       (a) if it intends to accept its Round 1 Offer in part or in whole as soon as practicable and in any event within 10 Business Days make a notification under section 26 of FATA in respect of the Equity Securities it proposes to subscribe for;

       (b) within 10 Business Days notify the Board if it does not intend to accept its Round 1 Offer in part or in whole; and

       (c) as soon as it becomes aware, notify the Board if the Treasurer gives notice that he or she does or does not object to the proposed acquisition under section 26 of FATA either in whole or in part or if the Treasurer fails to give any notice within the time period in which such notice could be given.

13.9 As soon as practicable after the expiry of the period for acceptance for a round in respect of which there have been no acceptances or only partial acceptances the Board must, contemporaneously, give notice to that effect in writing to each Shareholder.

13.10 Completion of the subscription for Equity Securities accepted under clauses 13.3, 13.6 and 13.7 will take place within 5 Business Days after the date that the Board gives the notice referred to in clause 13.9 to all Shareholders.

13.11 The Board may only withdraw offers under this clause 13 with the prior written approval of all Non-Diluting Shareholders.


14.    SHAREHOLDER OBLIGATIONS AND RIGHTS

14.1 The Shareholders must use their best efforts to ensure that Vision adopts prudent business practices and policies.

14.2   Each party must comply with the requirements of:

       (a) all Commonwealth and State legislation and law including but not limited to the:

            (i)   BSA;

            (ii)  Telecommunications Act;

            (iii) Tax Act;

            (iv)  Corporations Law;

            (v)   Trade Practices Act 1974 (Cth); and

            (vi)  FATA;

       (b) all binding regulations, by-laws, orders, proclamations or codes made or issued under or referred to in any legislation referred to in paragraph (a); and

       (c) a government or semi-government authority or agency that must be complied with under any legislation referred to in paragraph (a) or an instrument referred to in paragraph (b);

     that apply to or in respect of the Joint Venture, the Vision Business, the transfer of Equity Securities or the performance of this Agreement, to the extent that such a requirement applies to that party.

14.3 Each Shareholder agrees that for the purposes of section 619(1)(b) of the Corporations Law:

     (a) it shall consent in writing to the provisions of Chapter 6 of the Corporations Law not applying with respect to any disposal or acquisition of a relevant interest (as defined under the Corporations
          Law) in Equity Securities which is permitted or required under this Agreement; and

     (b) it hereby consents to the provisions of Chapter 6 of the Corporations Law not applying with respect to any acquisition by any Shareholder of a relevant interest (as defined under the Corporations Law) in Equity Securities arising by reason of this Agreement.


15.  AGREEMENTS BETWEEN VISION AND SHAREHOLDERS

     Each Shareholder acknowledges that Vision or any Subsidiary of Vision may wish to enter into or vary agreements or arrangements with a Shareholder or Related Party of a Shareholder and agrees that those agreements or arrangements must unless all the Shareholders otherwise agree, subject to clause 11.1:

     (a)  be in writing;

     (b)  be negotiated on an arm's length basis;

     (c)  be on normal commercial terms; and

     (d) not be performed unless an agreement has been entered into in accordance with this clause and clause 8.

16.  [Not used]

17.  CONFIDENTIAL INFORMATION

17.1 In this clause:

     "Approved Purpose" means the bona fide purpose of:

     (a)  the operation of the Vision Business;

     (b) in the case of a Shareholder, or a Holding Company of a Shareholder, the purpose of that Shareholder exercising its rights as a shareholder, considering the exercise of those rights or seeking a loan or other financial accommodation from a Financier or complying with any agreement with that Financier;

     (c) in the case of a Guarantor, the purpose of that Guarantor exercising its rights or discharging its obligations as a guarantor;

     (d) in the case of the holder of an Option, the purpose of that optionholder considering the exercise of its rights under the option or seeking a loan or other financial accommodation from a Financier in connection with the payment of the exercise price for that Option;

     (e) in the case of a professional adviser of a Shareholder, Optionholder, Guarantor or a Holding Company of a Shareholder or Optionholder the provision of advice to that person in relation to any of the matters referred to in paragraphs (a), (b), (c) or (d);

     (f) for the purpose of preparing books of account in the circumstances referred to in clause 10.6; or

     (g) for the purpose of a financier determining whether to make available or continue to make available financial accommodation to a Shareholder or Optionholder.

     "Confidential Information" of a party means:

     (a) all confidential information of that party or any of its Related Corporations (whether or not in a material form) disclosed by that party or one of its Representatives (including but not limited to all trade secrets, confidential know-how and information regarding its proposed business plans and any part of its business);

     (b) that part of all records (on any media) prepared by another party incorporating the information referred to in paragraph (a) (whether in the same or a modified form) or information derived from that information;
          and

     (c) all copies of the information referred to in paragraph (a) and the parts of the records referred to in paragraph (b).

     "Representative" of a person means an employee, officer or professional or financial adviser of that person.

17.2 Each party and an Optionholder must:

     (a) use Confidential Information of each other party solely for an Approved Purpose;

     (b) keep Confidential Information of each other party confidential (subject to disclosure authorised under clause 17.3 or 17.8);

     (c) ensure that each person to whom it discloses Confidential Information of another party under clause 17.3 complies with paragraphs (a) and
          (b);

     (d) if it becomes aware of any breach of paragraph (a) or (b) by any Representative referred to in clause 17.3 in relation to the Confidential Information of another party or has reason to suspect that such a breach has occurred, immediately:

          (i)  notify that other party of that suspected or actual breach; and

          (ii) take all available steps to prevent or stop that suspected or actual breach;

     (e) implement effective security measures to safeguard Confidential Information of each other party from access or use not authorised by this Agreement;

     (f) provide any assistance reasonably requested by another party (at that party's cost), in relation to any proceedings that the other party may take against any person for use, copying or disclosure of Confidential Information of that party that is not authorised by this Agreement; and

     (g)  on ceasing to be a party or on termination of this Agreement:

          (i) continue to keep confidential all Confidential Information of each other party; and

          (ii) at each other party's option, return to that party or destroy and certify the destruction of that party's Confidential Information.

17.3 Subject to clause 17.6 each party and Optionholder may, provided the party or Optionholder is doing so for an Approved Purpose, disclose Confidential Information of:

     (a) each other party to Representatives of it or its Related Corporations who:

          (i) have a need to know that information for an Approved Purpose (and only to the extent that each has a need to know that information for an Approved Purpose); and

          (ii) have been directed by that party to keep confidential the Confidential Information; and

     (b)  Vision to Representatives of a Financier who:

          (i) have a need to know that information (but only to the extent that each has a need to know that information); and

          (ii) have been directed by that party or Optionholder to keep confidential the Confidential Information;

     (c) Vision to Representatives of a potential transferee of the rights in respect of, or, a Long Option who:

          (i) have a need to know that information (but only to the extent that each has a need to know that information); and

          (ii) have been directed by that party or Optionholder to keep confidential the Confidential Information.


17.4 The obligations of confidentiality of each party under this clause do not extend to information that (whether before or after this Agreement is executed):

     (a) is known to that party if that party is not subject to an obligation of confidentiality in respect of that information;

     (b) is public knowledge (other than as a result of a breach of this Agreement); or

     (c) is required in the circumstances to be disclosed by law or by the rules of a stock exchange on which the shares of a party or the Holding Company of a party are quoted provided that the party has taken all reasonable steps to prevent that disclosure and to limit the extent of that disclosure.

17.5 The parties and Optionholders agree that:

     (a) the Initial Management Plan is deemed to be the Confidential Information of Vision; and

     (b) paragraph (a) does not affect the rights of a party in relation to any of its Confidential Information from which parts of the Initial Management Plan have been derived.

17.6 Each party and Optionholder must ensure that Confidential Information of Vision including any that may be disclosed under clause 17.3 is not disclosed by it, any of its Related Corporations or Representatives to:

     (a) a Prohibited Shareholder or a Related Corporation of a person referred to in paragraph (f) of the definition of Prohibited Shareholder; or

     (b) an employee, officer, director of any of the persons referred to in clause 17.6(a)
      regardless of the capacity in which such a person ("Prohibited Disclosee") is acting at the time of the disclosure.

17.6A Clause 17.6 does not preclude disclosure of Confidential Information of Vision to a Shareholder or a Guarantor Parent Company of that Shareholder or their employees, officers and directors for an Approved Purpose providing the relevant employer, officer or director is not also an employee, officer or director of a Prohibited Shareholder.

17.7 Accordingly each Shareholder (and, to the extent relevant, Optionholder) must:

      (a) not appoint as a Director (or an alternate Director) of Vision or as Representative any Prohibited Disclosee; and

      (b) ensure that, if a Prohibited Disclosee is a director or alternate of that Shareholder or Optionholder or any Related Corporation of that Shareholder or Optionholder, the Prohibited Disclosee:

           (i) is excluded from any meeting of the Board of that Shareholder or Optionholder or the Related Corporation during the disclosure and any discussion of any Confidential Information of Vision or other information regarding the Vision Business; and

           (ii) does not receive any Confidential Information of a party or board papers or materials containing information about Vision or other information about Vision.

17.8 If a Shareholder or its Ultimate Holding Company wishes to disclose Confidential Information of Vision:

      (a)  in a prospectus for the purpose of issuing its securities;

      (b) to the public in a prospectus for the purpose of selling Equity Securities of that Shareholder to the public in accordance with clause 21; or

      (c) to a third party in an information memorandum to obtain a bona fide offer for the Shareholder's Equity Securities for the purpose of clause 19.1(a)(i), then that Shareholder will notify the other Shareholders of the Confidential Information of Vision that the Shareholder or its Ultimate Holding Company wishes to disclose and the Shareholders will give prompt consideration to whether the disclosure of that Confidential Information is required by law and would be materially detrimental to Vision and will authorise that disclosure by Special Resolution if:

      (d) the disclosure is not required by law, but in their reasonable opinion the disclosure of that Confidential Information will not be materially detrimental to Vision; or

      (e) in the reasonable opinion of that Shareholder the disclosure of that Confidential Information is required by law.

17.9 Each party must keep the terms of this Agreement confidential in accordance with this clause as if the terms of this Agreement were the Confidential Information of another party.

17.10 If Seven wishes to disclose any Confidential Information to a Prohibited Disclosee it may do so provided that it has obtained the prior written consent of each Shareholder and Vision, the consent of each of which may be withheld in its absolute discretion.


18.   STANDSTILL

18.1 During the Standstill Period a Shareholder must not Transfer any interest in all or any part of its Equity Securities to any person except by a
      Transfer:

      (a)  in accordance with clause 12.16, 12.8A, 18.3, 19.17, 31Aor 32; or

      (b)  to another person under clause 23.

18.2 After the Standstill Period a Shareholder must not Transfer any interest in all or any part of any of its Equity Securities except in accordance with clauses 12.8A, 18.3, 19.12, 19.13, 19.16(b), 19.17, 19.18, 20, 21,
      23, 31Aor 32.

18.3 Each Shareholder may, provided that if a Default Notice has been served on it no Default Acquisition Notice has been given to it within the period referred to in clause 23.5 or if a Default Acquisition Notice has been given, 10 Business Days have elapsed after the period for acceptance of all offers under clause 23.6 has expired if not all the Defaulting Shareholder's Equity Securities have been agreed to be acquired, Transfer all but not part of its Equity Securities at any time to:

      (a)  a wholly owned Subsidiary of that Shareholder, provided that the
           Shareholder:

           (i) simultaneously Transfers all Options and rights in respect of Options held by it to the same wholly owned Subsidiary to which it proposes to Transfer its Equity Securities; and

           (ii) first executes and provides to each other Shareholder a Guarantee in respect of that wholly owned Subsidiary and the wholly owned Subsidiary executes appropriate Deeds of Accession; or

     (b) if the Shareholder is a wholly owned Subsidiary of a Guarantor Parent Company, the Guarantor Parent Company or another wholly owned Subsidiary of that Guarantor Parent Company provided that:

           (i) the Shareholder simultaneously Transfers all Options and rights in respect of Options held by it to the same person to which it proposes to transfer its Equity Securities; and

           (ii)  in the case of a transfer to another wholly owned Subsidiary:

                 A. the Guarantor Parent Company first executes and provides to each other Shareholder a Guarantee in respect of that other Subsidiary; and

                 B. that other Subsidiary executes appropriate Deeds of Accession; and

           (iii) in the case of a transfer to the Guarantor Parent Company, it executes a Deed of Accession.


19.  PRE-EMPTIVE RIGHTS AND DEEMED TRANSFERS

19.1 Subject to clause 20, after the Standstill Period a Shareholder ('Seller') may Transfer or agree to Transfer any interest in all or some of the Seller's Equity Securities if:

     (a)  the Seller:

          (i)  has received a bona fide offer to acquire; or

          (ii) wishes to make an offer to Transfer to the other Shareholders;

          ('Offer') its interest in all or some of its Equity Securities;

     (b) the procedures set out in clauses 19.1 to 19.15 have been complied with; and

     (c) in the circumstances where a Default Notice has been served on the Seller and no Default Acquisition Notice has been given to it within the period referred to in clause 23.5 or if a Default Acquisition Notice has been given 10 Business Days have elapsed after the period for acceptances of all offers under clause 23.6 has expired if not all the Defaulting Shareholder's Equity Securities have been agreed to be acquired.

19.2 The Seller must notify the Board of any Offer which it wishes to accept or make. That notice ('Offer Notice') must include particulars of the terms of the Offer (including the price per Equity Security to be offered for sale and the total price for all Equity Securities to be offered for sale ('Sale Price')) and, if the Offer is under clause 19.1(a)(i):

     (a)  the identity of any offeror ('Offeror'); and

     (b) such financial and other details as are available to the Seller regarding the Offeror and its Related Corporations as the other Shareholders reasonably require for the purpose of clause 19.3.

19.3 Within 30 Business Days after receipt of the Offer Notice in respect of an Offer under clause 19.1(a)(i) the Board must determine by Simple Resolution whether:

     (a) by itself, the Offeror is of sufficient financial standing to meet its obligations as a Shareholder under this Agreement or if it is not; and

     (b) if a Related Corporation proposes to give a Guarantee in relation to the Offeror, that Related Corporation is of sufficient financial standing to meet its obligations under the Guarantee.

     The Seller's nominees on the Board may not be present at any Board meeting considering, or any discussions in relation to, this issue. In making the determination under (b) the Board will separately consider, in the order (if any) nominated by the Offeror, each Related Corporation of the Offeror proposed as a Guarantor by the Offeror and will only consider other persons if none of those is acceptable to the Board. If the Board makes a negative determination in respect of either (a) or (b) or a determination that a Guarantee is required and it has not first been given, the Seller must not accept the Offer or Transfer or agree to Transfer all or any part of the Seller's Equity Securities to the Offeror in accordance with clause 19.13.

19.4 The Offer Notice will constitute the Board as the Seller's agent for the sale of the entire interest of the Seller in the Equity Securities the subject of the Offer Notice ('Sale Securities') in accordance with this clause 19.

19.5 On or within 10 Business Days after the Offer Notice is received the Board must offer for sale ('Round 1 Offer') to each Shareholder (other than the Seller) ('Recipient'), the Sale Securities in the proportion which that Recipient's Equity Proportion bears to the aggregate of all Recipients' Equity Proportions calculated as at the date of the Round 1 Offer ('Proportion Date') on the terms set out in the Offer Notice including that Recipient's proportion of the Sale Price and the Board will have discretion in relation to rounding of fractions of Equity Securities.

     (See Example 1 in Schedule 6.)

19.6 (a) Each Recipient must notify the Board as soon as it becomes aware that the Acceptance Period is longer than 10 Business Days and of any extension to it, and must notify the Board within the Acceptance Period for the Round 1 Offer whether it accepts or rejects its Round 1 Offer. An acceptance must state whether the Recipient accepts the total number of the Sale Securities contained in the Round 1 Offer, or some of the Sale Securities offered, in which case the acceptance must specify the number of the Sale Securities accepted. An acceptance which does not specify the number of the Sale Securities accepted will be deemed to be an acceptance for all the Sale Securities contained in the Round 1 Offer to the Recipient. If the acceptance of a Round 1 Offer by a Recipient, or a Transfer resulting from such acceptance, would be contrary to clause 14.2 at the end of the Acceptance Period then that Recipient must notify the Board that it rejects its Round 1 Offer and any purported acceptance of that Round 1 Offer will be of no effect. Subject to clause 19.10(a), if a Recipient accepts its Round 1 Offer the Seller is bound to sell and that Recipient ('Accepting Shareholder') is bound to purchase those Sale Securities accepted in response to its Round 1 Offer at the Sale Price and otherwise on the terms specified in the Round 1 Offer.

     (b) If a Shareholder is prohibited by any statute or regulation from acquiring some or all of the Sale Securities comprised in its Round 1 Offer then that Shareholder may, within 5 Business Days of the end of the Acceptance Period for its Round 1 Offer, nominate a Third Party and if:

          (i)   that Third Party is not a Prohibited Shareholder;

          (ii) within that 5 Business Day period that Third Party agrees to enter into this Agreement by executing a Deed of Accession; and

          (iii) either a determination was made under paragraph (c) that no Guarantee is required or any Guarantee required under paragraph
                (c) is given in respect of that Third Party within 5 Business Days of notice of a determination that a Guarantee is required,

          that Third Party will be deemed to have accepted in full the Round 1 Offer which that Shareholder is unable to accept, and will receive each subsequent offer, as if it were that Shareholder.

     (c) Vision will cause the Chief Executive Officer or, in his or her absence the chief financial officer of Vision, to determine within 5 Business Days of the nomination of the Third Party and on the basis of the information then available to him or her, the matters referred to in clause 19.3 as if the Third Party was the Offeror.

19.7 If some but not all of the Recipients accepted in full the Round 1 Offers, any of the Sale Securities which are not accepted under the Round 1 Offers ('Remaining Sale Securities') must be re-offered for sale by the Board ('Round 2 Offer') within 10 Business Days of the expiry of the Acceptance Period for the Round 1 Offers to each Accepting Shareholder which accepted all the Sale Securities contained in its Round 1 Offer on the terms set out in the Offer Notice and at the Sale Price, each Accepting Shareholder to be re-offered the Remaining Sale Securities in the proportion that the Accepting Shareholder's Equity Proportion bears to the aggregate Equity Proportions of all Accepting Shareholders which accepted all the Sale Securities in the previous round of Offers as at the Proportion Date (including any Equity Securities accepted by the Accepting Shareholder under the Round 1 Offer) and the Board will have discretion in relation to rounding of fractions of Equity Securities. For the purpose of calculating the number of Remaining Sale Securities to be offered to any Third Party as an Accepting Shareholder if it accepted for all the Sale Securities offered to it under the Round 1 Offer, the Third Party will be deemed to be an Accepting Shareholder and to have an Equity Proportion based on a holding of the Equity Securities accepted by the Third Party under the Round 1 Offer aggregated with those of the Shareholder which is prohibited from acquiring the Equity Securities.

     (See Example 2 in Schedule 6.)

19.8 Each recipient of an offer under clause 19.7 must notify the Board within the period of 5 Business Days commencing on receipt of the Round 2 Offers whether it accepts or rejects its Round 2 Offer. An acceptance must state whether the recipient accepts all Remaining Sale Securities contained in the Round 2 Offer, or only some of the Remaining Sale Securities offered, in which case the acceptance must specify the number of the Remaining Sale Securities accepted. An acceptance which does not specify the number of Remaining Sale Securities accepted will be deemed to be an acceptance for all the Remaining Sale Securities contained in the Round 2 Offer to the recipient. If the acceptance of a Round 2 Offer, or a Transfer resulting from such acceptance, would be contrary to clause 14.2 at the end of the period for acceptance then the relevant recipient of the offer must notify the Board that it rejects its Round 2 Offer and any purported acceptance of that Round 2 Offer will be of no effect. Subject to clause 19.10(a), if a recipient of a Round 2 Offer accepts its Round 2 Offer the Seller is bound to sell and that recipient is bound to purchase that number of the Remaining Sale Securities accepted in response to its Round 2 Offer at the Sale Price and otherwise on the terms specified in the Round 2 Offers.

19.9 If not all of the Round 2 Offers, or any further offers made under this clause, are accepted in full:

     (a) the Board must within 5 Business Days after the expiry of the period for acceptance of the immediately preceding round of offers repeat the procedure set out in clause 19.7 by offering to each recipient of an offer under clause 19.7 that accepted all of the Remaining Sale Securities offered to it under the preceding round of offers ("Further Accepting Shareholder"), a proportion of the still Remaining Sale Securities calculated in accordance with clause 19.7, except that for the purposes of applying the procedure set out in clause 19.8 and the calculation set out in clause 19.7 for each round of offers after the Round 2 Offer references to "Accepting Shareholder" are replaced with "Further Accepting Shareholder" and the Further Accepting Shareholders' Equity Proportions will be calculated at the Proportion

          Date but will include all Equity Securities accepted in all previous rounds and the Board must continue repeating that procedure until all of the Remaining Sale Securities have been accepted or following a Round of Offers there are no Further Accepting Shareholders; and

      (b) the procedure and obligations set out in clause 19.8 will apply to acceptance of any offer made under clause 19.9(a).

19.10 As soon as practicable after the expiry of the period for acceptance for a round in respect of which there have been no acceptances or only partial acceptances the Board must give notice in writing to the Seller in accordance with this clause 19.10 of the number of the Sale Securities not accepted, and the Seller must within 7 Business Days of receipt of the notification under this clause 19.10:

      (a)  withdraw the Offer Notice;  or

      (b) confirm that the Transfer of some only of the Sale Securities is to proceed,

      by giving notice of that fact to the Board and if the Seller fails to give any notice to the Board within that period it will be deemed to have given a notice under clause 19.10(b) on the expiration of that 7 Business Day period.

19.11 The Board must keep the Shareholders informed of the progress of procedures undertaken in accordance with this clause 19 including without limitation information it receives under clause 19.6 and must give notice of the date by which offers for all of the Sale Securities must be accepted. Following receipt of a Round 1 Offer any Recipient which would be precluded by section 26 of FATA from immediately accepting that offer must:

      (a) if it intends to accept its Round 1 Offer in part or in whole, as soon as practicable, and in any event within 10 Business Days make a notification under section 26 of FATA in respect of those Sale Securities it proposes to or may acquire;

      (b) within 5 Business Days notify the Board if it does not intend to accept its Round 1 Offer in part or in whole; and

      (c) as soon as it becomes aware, notify the Board whether the Treasurer has given notice that he or she does or does not object to the proposed acquisition under section 26 of FATA either in whole or in part or that the time period within which the Treasurer may give such a notice has expired.

19.12 If offers for all of the Sale Securities are accepted or if the Seller does not withdraw the Offer Notice under clause 19.10(a), completion of the sale of the Sale Securities accepted under clauses 19.6, 19.8 and 19.9 will take place within 5 Business Days after the date that the offers for all of the Sale Securities are accepted or the date immediately following the last date on which the Seller may withdraw the Offer Notice under clause 19.10(a), at a time and place to be agreed by the Seller and the Accepting Shareholders or failing agreement at Vision's registered office at 10 am on the day on which the relevant 5 Business Day period expires.

19.13 If:

      (a)  (i)  the Seller has withdrawn the Offer Notice under clause 19.10(a);
                or

           (ii) there were no Accepting Shareholders; and

      (b)  the Offer was under clause 19.1(a)(i)

      the Seller may, subject to clause 20, at any time within 6 months after the expiration of the 7 Business Day period referred to in clause 19.10 Transfer to the Offeror the Sale Securities on the terms of the Offer.

19.14 At completion of the sale of the Sale Securities contemplated by clause 19.12:

      (a) each Accepting Shareholder must pay the price referred to in the Offer Notice for each of the Sale Securities that it or its nominee referred to in clause 19.6(b) has agreed to purchase; and

      (b) the Seller must deliver to each Accepting Shareholder all documentation to establish the Seller's title to and to effect a transfer of the relevant number of the Sale Securities including the certificates relating to the relevant number of the Sale Securities and a transfer of the relevant Sale Securities duly executed by the Seller.

19.15 The Shareholders must procure that at the Board meeting immediately following the completion of any sale under clause 19.12 the Board resolves that the transfers of any Equity Securities are approved for registration subject to payment of applicable stamp duty.

19.16  Transfers of Shares in Interposed Companies

       (a)  Clause 19.16 applies to all Transfers of Ownership Interests in:

            (i) a Shareholder that has a Guarantor Parent Company ("Downstream Shareholder"); and

            (ii) all Subsidiaries of that Guarantor Parent Company in the chain of ownership between the Guarantor Parent Company and the Downstream Shareholder;

       ("Interposed Companies").

     (b) After the Standstill Period, if (subject to clause 19.16(c)) any Ownership Interests ("Interposed Equity Securities") in an Interposed Company of a Downstream Shareholder are Transferred to a person other than a wholly owned Subsidiary of the Guarantor Parent Company or the Guarantor Parent Company of that Downstream Shareholder:

          (i) the Downstream Shareholder must immediately notify the other Shareholders of that Transfer;

          (ii) on the earlier of the date of that notification and the date any other Shareholder becomes aware of the Transfer, the Shareholders must commence the determination of the Market Value of the Downstream Shareholder's Equity Securities under clause
                24.3 (at the cost of the Downstream Shareholder);

          (iii) on the Market Value Determination Date the Downstream Shareholder is deemed to have issued an irrevocable Offer Notice to the Board under clause 19.2 in respect of an Offer under clause 19.1(a)(ii);

          (iv) the number of the Sale Securities the subject of the Offer Notice will be all the Equity Securities of that Downstream Shareholder;

          (v) the Sale Price of the Sale Securities will be the Market Value of the Sale Securities as at the earlier of the date of notification under paragraph (i) and the date on which such notification should have been made;

          (vi) clauses 19.1 to 19.15 will apply to the offer, acceptance and sale of the Sale Securities other than clauses 19.3, 19.10,
                19.12 and 19.13 and as if:

                A. the words "subject to clause 19.10(a)" are deleted from clauses 19.6 and 19.8; and

                B. references in clauses 19.14 and 19.15 to clause 19.12 are taken to be references to clause 19.16(b)(vii); and

          (vii) completion of the sale of the Sale Securities must take place within 5 Business Days after the expiry of the period for acceptance of all offers under this clause at a time and place to be agreed by the Downstream Shareholder and the Accepting Shareholders or, failing agreement in that period, on the day 6 Business Days after the expiry of the period for acceptance of all offers under this clause at 10.00 am at Vision's registered office.

19.16  (b)A (i)   Subject to paragraph (ii), each Shareholder must ensure that its Ultimate Holding Company and each Interposed Company in respect of that Shareholder does not:

                  (a) Transfer any interest in all or part of its Interposed Equity Securities except in accordance with clause 19.16(b) or (c); or

                  (b) Encumber all or any part of its interest in its Interposed Equity Securities.

            (ii) After the Standstill Period the Shareholder may allow its Ultimate Holding Company and any Interposed Company to Encumber its Interposed Equity Securities to a Financier provided that:

                  (a) the Financier has acknowledged in writing to Vision that an exercise by it or anyone acting on its behalf or appointed by it of any power in relation to the Interposed Equity Securities (including, without limitation, a power of sale) will be subject to this Agreement as if the Financier was the Shareholder; and

                  (b) the terms of any agreement relating to that Encumbrance do not entitle the Financier to control the manner in which the Shareholder exercises its rights and obligations under this Agreement or the shareholder's voting rights attached to Interposed Equity Securities or the appointment by the Shareholder of Directors.

     (c)    If at any time during the term of this Agreement:

            (i) a Guarantor Parent Company wishes to enter into a bona fide scheme of solvent reconstruction, amalgamation or merger that would, if implemented, except for the application of this clause, result in a Default under clause 23.1(e) or result in a deemed offer under clause 19.16 (b); and

            (ii)  that reconstruction, amalgamation or merger:

                  A. would result in an entity which holds more than 50% of the Ownership Interests in and Controls the Shareholder ("Resulting Entity") that:

                       1. has net assets of a value not less than the value of the net assets of the Guarantor Parent Company as at the date of the merger and is otherwise of no less financial standing than the Guarantor Parent Company;

                       2.   is not a Prohibited Shareholder; and

                       3.   provides a Guarantee;

                       and does not directly or indirectly result in the disposal by the Guarantor Parent Company, any Interposed Companies or the Shareholder of any assets (other than to the Resulting Entity); or

                  B. would not, in the reasonable opinion of the Shareholders (other than the Shareholder of the Guarantor Parent Company referred to in paragraph (a)), taking into account any guarantee or undertaking obtained or provided by the Guarantor Parent Company, result in the position of the Shareholders or Vision being adversely affected;

             then:

             (i) during the Standstill Period that reconstruction, amalgamation or merger will not be a breach of this Agreement or a Default;

             (ii) at any time the Shareholders are deemed to have waived their rights under clause 19.16(b) in relation to any Transfer of Interposed Equity Securities resulting from such reconstruction, amalgamation or merger.

19.17  Take-Out of Minority Shareholder

       (a) If the Equity Proportion of a Shareholder (other than Continental, Optus, Nine or Seven or any of its permitted transferees under clause 18.3) ("Minority Shareholder") is 5% or less then any other Shareholder may notify a Minority Shareholder that it requires it to offer all of its Equity Securities to the other Shareholders in accordance with this clause 19.17(a) provided that no Shareholder has previously given such a notice to that Minority Shareholder and:

            (i) on the date of that notification the Shareholders must commence the determination of the Market Value of the Minority Shareholder's Equity Securities under clause 24.3;

            (ii) on the Market Value Determination Date the Minority Shareholder is deemed to have issued an Offer Notice to the Board under clause 19.2 in respect of an Offer under clause 19.1(a)(ii);

            (iii) the Sale Securities the subject of the Offer Notice will be all the Minority Shareholder's Equity Securities;

            (iv) the Sale Price of the Sale Securities will be the Market Value of the Sale Securities as at the date of notification by the other Shareholder;

            (v) clauses 19.1 to 19.15 will apply to the offer, acceptance and sale of the Sale Securities other than clauses 19.3, 19.10,
                  19.12 and 19.13 and as if:

                  A. references in clauses 19.6 and 19.8 to clause 19.10(a) are taken as references to clause 19.17(a)(vii);

                  B. references in clauses 19.14 and 19.15 to clause 19.12 are taken to be references to clause 19.17(a)(vi); and

                  C. in clause 19.1 the reference to "after the Standstill Period" is deleted;

            (vi) subject to paragraph (vii), completion of the sale of the Sale Securities must take place within 10 Business Days after the expiry of the period for acceptance of all offers under this clause at a time and place to be agreed by the Minority Shareholder and Accepting Shareholders or, failing agreement in that period, on the day 10 Business Days after the expiry of the period for acceptance of all offers under this clause at 10.00 am at Vision's registered office;

            (vii) if not all the Sale Securities have been agreed to be acquired under the preceding paragraphs then the Minority Shareholder may serve a notice on each other Shareholder within 7 Business Days of the end of the final period during which the offers may be accepted declaring the acceptances to be of no effect in which case the Minority Shareholder will be under no obligation to Transfer any of the Sale Securities to the other Shareholders and the other Shareholders will be under no obligation to acquire those Sale Securities.

        (b) If at any time a party ('Competing Shareholder') being Continental or Optus or its permitted transferee under clause 18.3, or in the case of Nine or Seven or its permitted transferee under clause 18.3 or 28.2, after the expiry of the Option Period for its Option, has an Equity Proportion of 5.5% or less (as a consequence other than as a result of a breach of this Agreement) and gives a notice ('Release Notice') in writing to the other Shareholders stating that it no longer wishes to be bound to comply with a Relevant Provision then on and from the date which is 6 months from the date of service of the Release Notice ('Release Date') on the other Shareholders by the Competing Shareholder the Competing Shareholder will be released from its obligation to comply with a Relevant Provision and from the Release Date:

            (i) the Competing Shareholder will no longer be entitled to the benefit of clause 7.2 except as it may be entitled to receive by law as a Shareholder;

            (ii) any right of the Competing Shareholder to appoint a Director is terminated and it must procure the immediate resignation of all Directors appointed by it;

            (iii) any Director appointed by the Competing Shareholder will not be entitled to vote in respect of any resolution of the Board, and

            (iv) clause 19.17(a) and 19.17(c) will apply to that Competing Shareholder as if it were a Minority Shareholder.

       (c) No Shareholder may require a Minority Shareholder (including a Shareholder which is such by application of clause 19.17(b)) to sell its Equity Securities in accordance with clause 19.17(a) if any Shareholder has previously given that Minority Shareholder a notice under that clause 19.17(a).

19.18  Majority Shareholder Put and Call

       (a) If at any time after the Standstill Period a Shareholder ("Majority Shareholder") has an Equity Proportion in excess of 75%:

            (i) subject to clause 19.18(b), each other Shareholder ("Other Shareholder") may by giving a notice ("Put Option Notice") to the Majority Shareholder require the Majority Shareholder to buy all (but not some) of the Other Shareholder's Equity Securities for the Market Value of those Equity Securities as at the date the Put Option Notice is given;

            (ii) subject to clause 19.18(b), the Majority Shareholder may by giving a notice to one or more Other Shareholders ("Majority Call Option Notice") require that those Other Shareholders to sell all (but not some) of their Equity Securities to the Majority Shareholder for the Market Value of the Equity Securities as at the date the Majority Call Option Notice is given;

            (iii) immediately after a Put Option Notice or Majority Call Option
                  Notice is given the Majority Shareholder and Other Shareholders must commence the determination of the Market Value of the relevant Equity Securities in accordance with clause 24; and

            (iv) a binding contract for the sale and acquisition of the Equity Securities is deemed to exist on the Market Value Determination Date and completion of the sale of the other Shareholders' Equity Securities will take place within 20 Business Days after that date.

       (b) If the giving of any Put Option Notice or Majority Call Option Notice would be contrary to clause 14.2 or any acquisition pursuant to any such notice would cause any party to be in breach of clause 14.2 then that notice will be deemed not to have been given and shall be of no effect.


20.  GENERAL PROVISIONS APPLYING TO TRANSFERS OF EQUITY SECURITIES

20.1 A Shareholder must not Transfer any interest in all or some of its Equity Securities to a Third Party unless:

     (a) clauses 19.1 to 19.15 have been fully complied with by that Shareholder;

     (b) the Third Party enters into this Agreement by executing a Deed of Accession;

     (c)  the Third Party is not a Prohibited Shareholder; and

     (d)  any Guarantee required by clause 19.3 has been given, or the Transfer is to a Third Party under and in accordance with clause 12.8A, 12.16, 18.3, 23, 31A or 32.

20.2 If any Shareholder purports to Transfer any interest in all or some of its Equity Securities without complying with the terms of this Agreement Vision must refuse to register the transfer of those Equity Securities.

20.3 If any Shareholder ("Non-Transferring Shareholder") that is obliged to Transfer an interest in all or some of its Equity Securities to any person under this Agreement fails to execute or deliver an appropriate instrument of transfer in respect of the Transfer of its Equity Securities under this Agreement, then Vision will on written direction from the proposed transferee ("Proposed Transferee"):

     (a) receive the purchase price from the Proposed Transferee on behalf of the Non-Transferring Shareholder;

     (b) give to the Proposed Transferee a valid receipt for the purchase price on behalf of the Non-Transferring Shareholder;

     (c) execute transfers of the relevant number of the Non-Transferring Shareholder's Equity Securities in favour of the Proposed Transferee;

     (d) ensure that the Proposed Transferee's name is entered in Vision's register of members as the holder of the Non-Transferring Shareholder's Equity Securities;

     (e) cancel any certificates or other instruments relating to the Non-Transferring Shareholder's prior ownership of the Equity Securities; and

     (f) take all further action necessary to effect and complete the transfer of the Non-Transferring Shareholder's Equity Securities as required under this Agreement.


20.4 Each Shareholder irrevocably appoints Vision as its attorney for the purposes of executing and delivering transfers and doing such other things as may be required in the exercise of its powers under this clause 20.1 to 20.3.

20.5 For the avoidance of doubt, where this Agreement provides that a Shareholder or Shareholders may nominate a Third Party or Nominee to acquire Equity Securities, Sale Securities or Ownership Interests of another Shareholder, the Shareholder or Shareholders which nominate that party agree with the other Shareholders:

     (1) to procure the payment by that Third Party or Nominee of any monies payable for or in respect of the transfer of those Equity Securities, Sale Securities or Ownership Interests to that Third Party or Nominee: and

     (2) to indemnify and keep indemnified the other Shareholders against any loss, claim, damage, cost or expense incurred by those Shareholders in connection with a failure by that Nominee or Third Party to make any payment for the acquisition of those Equity Securities, Sale Securities or Ownership Interests.

20.6 The parties agree to negotiate in good faith in relation to amending the form of the relevant Transaction Agreements to apply to any person who enters into a Deed of Accession in connection with the transfer of Equity Securities to it.

21.  LISTING

21.1 After the Standstill Period the Shareholders and Vision must review at the request of any Shareholder having power to appoint a Director whether it is appropriate for:

     (a) Vision or the Shareholders to offer Equity Securities for subscription or purchase to the public; and

     (b) Vision to apply to be admitted to the official list of, and for the quoting of its Equity Securities on the market conducted by, Australian Stock Exchange Limited.

21.2 If Nine or its permitted transferees under clause 18.3 or Seven or its permitted transferees under clause 18.3 is:

     (a)  a Shareholder; and

     (b)  an Optionholder,

     ('Blocking Shareholder') any resolution of the Board in the terms of paragraph 1.16 of Schedule 10 will only be taken to be passed if the Blocking Shareholder votes in favour of that resolution. In exercising any such vote the Blocking Shareholder must act reasonably. The Blocking Shareholder will be taken not to have acted reasonably and its vote will be taken to have been of no effect if it fails to have regard at the time it exercises its vote to:

     (a)  Vision's cash flow requirements and level of external debt;

     (b)  Vision's capital expenditure plans;

     (c) any opinion obtained by Vision from a reputable securities dealer (as defined in the Corporations Law) in Australia advising Vision that:

          (i) suitable market conditions do or do not exist for the offer of Equity Securities to the public and Listing;

          (ii) that the dealer would or would not be prepared to underwrite an offer of Equity Securities on normal terms and conditions; and

     (d) any statement by a Shareholder that it is unwilling or unable to provide funding in addition to that required to be provided by that Shareholder under this Agreement which may be required by Vision.

21.3 If 2 years after the expiration of the Standstill Period:

     (a) a Shareholder ("Secondary Offeror") wishes to make a secondary offer to the public of some or all of its Equity Securities in Vision ("Secondary Offer Securities");

     (b) the Secondary Offer Securities comprise at least 15% of the total Equity Securities of all Shareholders;

     (c) the Secondary Offeror has used its bona fide reasonable efforts for a period of 6 months (which may be the period of 6 months immediately prior to the date 2 years after the end of the Standstill Period) to obtain a bona fide offer from a Third Party to acquire the Equity Securities;

     (d) the Secondary Offeror has offered the Secondary Offer Securities to the other Shareholders for a price per Equity Security ("Secondary Offer Price") in accordance with clause 19 under:

          (i) clause 19.1(a)(i), if the Secondary Offeror has been able to obtain an offer from a Third Party in accordance with paragraph
               (c); or

          (ii) clause 19.1(a)(ii), if the Secondary Offeror has not been able to obtain an offer from a Third Party in accordance with paragraph
               (c),

          and has informed them that if they do not accept it intends to issue a Listing Notice;

     (e) if at the end of the process referred to in the preceding paragraph not all of the Secondary Offer Securities have been acquired in accordance with clauses 19 and 20;

     (f) following the procedure referred to in paragraph (d), the Secondary Offeror obtains and provides to each Shareholder a written opinion from 2 reputable securities dealers (as defined in the Corporations
          Law) in Australia advising it:

          (i) that suitable stock market conditions exist for the secondary offer of the Secondary Offer Securities to the public in Australia and Listing;

          (ii) of the prospective price range per Equity Security within which the Secondary Offeror may expect to receive acceptances from the public for an offer of all the Secondary Offer Securities to the public after deducting all proposed underwriting and other costs associated with the issue ("Price Range"); and

          (iii) that the dealer would be prepared to underwrite the offer on normal terms and conditions at a price not less than the Secondary Offer Price;

     (g) the Secondary Offer Price is not more than the lowest price in the Price Range; and

     (h) the Secondary Offeror consults with the other Shareholders in a bona fide manner regarding the appropriateness of the Secondary Offeror offering the Secondary Offer Securities to the public in view of the prevailing economic and political conditions and has regard to such views as the other Shareholders may express, the Secondary Offeror may give a notice ("Listing Notice") to the other Shareholders.

21.4 If a Secondary Offeror gives a Listing Notice to the other Shareholders in accordance with clause 21.3 then:

     (a) Vision must give such reasonable assistance to the Secondary Offeror and any Piggy Back Shareholder as the Secondary Offeror or Piggy Back Shareholder may require for the purpose of it conducting all due diligence investigations it reasonably considers necessary in relation to that secondary offer (including in the preparation of a prospectus);

     (b) before the date determined by the Secondary Offeror for the secondary offer (which must not be less than 6 months after the date of the Listing Notice) each other Shareholder and Vision must do all things reasonably necessary to comply with:

          (i) any requirement under the Corporations Law in relation to anything that is reasonably necessary or desirable for the purposes of the secondary offer (including but not limited to converting Vision to a public company); and

          (ii) the rules of the Australian Stock Exchange Limited for the admission of Vision to the official list of Australian Stock Exchange Limited and the quotation of the Secondary Offer Securities on the market conducted by Australian Stock Exchange Limited (including but not limited to amending the Articles and this Agreement); and

     (c) Vision must apply for and, subject to the shareholdings in Vision after the secondary offer complying with the requirements of the listing rules of the Australian Stock Exchange Limited, use its best endeavours to obtain the admission of Vision to the official list of Australian Stock Exchange Limited and the quotation of the Secondary Offer Securities on the market conducted by the Australian Stock Exchange Limited before any date that any sale of the Secondary Offer Securities pursuant to the prospectus for the secondary offer may be deemed void under the Corporations Law; and

     (d) the Secondary Offeror may offer some or all of the Secondary Offer Securities to the public provided that the number of Secondary Offer Securities offered is not less than 15% of the total Equity Securities of all Shareholders at a price not less than the lowest price in the Price Range.

21.5 If a Shareholder exercises its rights under clause 21.3 or 21.4 no other Shareholder will be under any obligation to offer any of its Equity Securities to the public at that time or any other time but may, in its discretion, elect to participate in the secondary offer with respect to some or all of its Equity Securities.

21.6 If Vision or any Shareholder other than the Secondary Offeror or any Shareholder who elects to participate in the secondary offer pursuant to clause 21.5 ('Piggy Back Shareholder') incurs any cost or expense in providing any information to the Secondary Offeror or Piggy Back Shareholder under this clause or otherwise in connection with the Listing of the Secondary Offer Securities then the Secondary Offeror and Piggy Back Shareholder must in the proportion that the number of Equity Securities of each of them comprised in the secondary offer bears to the total number of Equity Securities comprised in the secondary offer reimburse that cost or expense within 21 days of receiving notification of the particulars of that cost or expense together with any reasonable supporting documentation which is reasonably required by the Secondary Offeror or any Piggy Back Shareholder.


22.  TERM OF AGREEMENT

22.1 This Agreement will continue in force and effect until:

     (a) terminated by written agreement between all the then current Shareholders; or

     (b)  one Shareholder holds all of the Equity Securities.

22.2 On the date a Shareholder completes the transfer of all of its legal and equitable interest in all of its Equity Securities in accordance with the terms of this Agreement and no longer holds any Option that Shareholder (and in the case of Optus, each of Optus, Optus Networks and Optus Administration):

     (a) is released from all obligations to the other parties arising under this Agreement after that date (except obligations expressed to survive termination of this Agreement); and

     (b) releases the other parties from all obligations to it under this Agreement arising after that date (except obligations expressed to survive termination of this Agreement) except under clause 32A if relevant.

22.3 Termination of this Agreement under clause 22.1 and the release of obligations under clause 22.2 will not extinguish or otherwise affect any rights of any party against another party which:

     (a)  accrued before the time at which termination or release occurred; or

     (b) otherwise relate to, or may arise at any future time from any breach or non-observance of obligations under this Agreement which arose before the time at which such termination or release occurred.

22.4 The following clauses will survive termination of this Agreement:

     (a)  clause 17;

     (b)  clause 31A;

     (c)  clause 32A; and

     (d)  clauses 41.7 to 41.9.

23.  DEFAULT

23.1 A Shareholder is in Default if:

     (a) the Shareholder fails to pay to Vision any First Phase Shareholder Contribution in accordance with its obligations under clause 12 within 5 Business Days of the due date for payment;

     (b) the Shareholder commits a breach, or attempts to commit a breach, of clause 4.4 or 25.1 of this Agreement;

     (c) the Shareholder deliberately and materially breaches in any material respect a covenant under a Relevant Provision and fails to rectify that breach within 21 days after receiving notice from another party requiring rectification of that breach provided that if any relevant obligation was to be performed by a particular date the breach will for the purposes of this provision be deemed to have been rectified if the obligation is performed prior to the expiration of the 21 day period referred to in this paragraph;

     (d) in the case of a Shareholder other than Seven or any permitted transferee of Seven under clause 18.3, a Prohibited Shareholder at any time:

          (i) directly or indirectly holds in excess of 50% of the Ownership Interests (but for the purposes of this provision paragraph (e) of the definition of "Ownership Interest" will be disregarded) in the Shareholder; or

          (ii) controls or is able to control, directly or indirectly, alone or together with an Associate:

               A. the appointment of 50% or more of the directors to the board of the Shareholder, or

               B. 50% of the votes able to be cast at a meeting of directors of Shareholder assuming every director is entitled to vote.

     (e) any Ownership Interests in an Interposed Company are Transferred to another person other than in accordance with the procedure set out in clause 19.16(b) or 19.16(c) or such Ownership Interests are Encumbered other than as permitted under clause 19.16(b)A;

     (f)  a Financier:

          (i) performs any act in accordance with the exercise of a right under any agreement relating to an Encumbrance in respect of an Equity Security that would constitute a default under this clause if performed by the Shareholder; or

          (ii) exercises any right that is inconsistent with clause 4.5(b) or 19.16(b)A(ii);

     (g) an application is made against it (that is not discharged or withdrawn within 10 Business Days of its presentation) or an order is made (and not withdrawn or dismissed within 10 Business Days) for its winding up, an effective resolution is passed or a meeting is summoned or convened (and not cancelled or dissolved within 28 days) for the purpose of considering a resolution for its winding up;

     (h) a receiver or receiver and manager, trustee, provisional liquidator, administrator or similar officer is appointed (and not removed or dismissed within 10 Business Days) over all or a substantial part of the assets or undertaking of that Shareholder or the holder of any Encumbrance over the property or any substantial part of the property of a Shareholder takes (or appoints an agent to take) possession of the whole or a substantial part of the property of that Shareholder;

     (i) the Shareholder enters into or resolves to enter into an arrangement, composition or compromise with or assignment for the benefit of its creditors generally or any class of creditors or proceedings are commenced (and not withdrawn or discontinued within 10 Business Days) to sanction such an arrangement, composition or compromise or the Shareholder enters into any deed of company arrangement other than for the purposes of a bona fide scheme of solvent reconstruction or amalgamation; or

     (j) if the Shareholder has a Guarantor Parent Company and any of the events referred to in paragraphs (g) to (i) occur in relation to that Guarantor Parent Company (assuming that each reference to the Shareholder is replaced with a reference to the Guarantor Parent Company).

23.2 If a Shareholder ('Defaulting Shareholder') is in Default then any other Shareholder ("Non-Defaulting Shareholder") may within 20 Business Days of becoming aware of the Default give to the Defaulting Shareholder a notice in writing specifying the Default ('Default Notice') and must contemporaneously serve a copy of the Default Notice on each other Shareholder.

23.3 If on conclusion of the procedure specified in clause 23.6 all of the Defaulting Shareholder's Equity Securities have been acquired, the Non-Defaulting Shareholders and Vision will have no rights at law or in equity against the Defaulting Shareholder in connection with the Default specified in the Default Notice.

23.4 Within 5 Business Days after the service of a Default Notice:

     (a) if the Default is under clause 23.1(a), (b), (c), (e) or (f), the Non-Defaulting Shareholders must decide (as determined by a number of them which between them have Equity Proportions representing more than 50% of the Equity Proportions of them) if they wish to determine the Market Value of the Equity Securities or only determine the Cost Incurred Value and the Non-Defaulting Shareholders must initiate the determination of the Cost Incurred Value by giving notice as soon as practicable to Vision and, if they elect to do so, the Market Value of the Defaulting Shareholder's Equity Securities in accordance with clause 24.4 and 24.3 respectively;

     (b) otherwise, the Non-Defaulting Shareholders must initiate the determination of the Market Value of the Defaulting Shareholder's Equity Securities in accordance with clause 24.3.

23.5 Within 10 Business Days after the determination of the Cost Incurred Value (where applicable) and, if applicable, the Market Value Determination Date, a Non-Defaulting Shareholder may give the Defaulting Shareholder a notice ("Default Acquisition Notice") requiring the Defaulting Shareholder to offer all of its Equity Securities to the Non-Defaulting Shareholders and, if relevant, other persons in accordance with clause 23.6.

23.6 If a Non-Defaulting Shareholder gives the Defaulting Shareholder a Default Acquisition Notice:

     (a) on the date the Default Acquisition Notice is given the Defaulting Shareholder is deemed to have issued an irrevocable Offer Notice to the Board under clause 19.2 in respect of an Offer under clause 19.1(a)(ii);

     (b) the Sale Securities the subject of the Offer Notice will be all the Equity Securities of the Defaulting Shareholder;

     (c) the Sale Price of the Sale Securities will be determined by reference to the date the Default Notice is given and will be in the case of a Default under:

          (i)  clause 23.1(a), (b), (c), (e) or (f):

               A. if the Default occurs at any time during the period which ends on 30 June 1997, an amount equal to 85% of the lesser of the Market Value (if determined pursuant to clause 23.4(a)) and the Cost Incurred Value (which if the Market Value is not determined will be deemed to be the lower) of the Equity Securities of the Defaulting Shareholder;

               B. if the Default occurs at any time during the period commencing on 1 July 1997 and ending on the last day of the Standstill Period, an amount equal to 90% of the lesser of the Market Value (if determined pursuant to clause 23.4(a)) and the Cost Incurred Value (which if the Market Value is not determined will be deemed to be the lower) of the Equity Securities of the Defaulting Shareholder; and

               C. otherwise, an amount equal to the lesser of the Market Value (if determined pursuant to clause 23.4(a)) and the Cost Incurred Value (which if the Market Value is not determined will be deemed to be the lower) of the Equity Securities of the Defaulting Shareholder; and

          (ii) clause 23.1(d), or (g) to (j), an amount equal to the Market
               Value;

     (d) clauses 19.1 to 19.15 will apply to the offer, acceptance and sale of the Defaulting Shareholder's Equity Securities to the Non-Defaulting Shareholders except that:

          (i) in clause 19.1 the reference to "after the Standstill Period" is deleted, paragraph (c) does not apply and the offer is as specified in clause 23.6(a) to (c);

          (ii)  clauses 19.2, 19.3, 19.10, 19.12, 19.13 and 19.14(a) do not apply and the remainder of clauses 19.1 to 19.15 shall apply as if:

                A.   references in clauses 19.6 and 19.8 to clause 19.10(a) are taken as references to clause 23.6(d)(v); and

                B.   references in clauses 19.14 and 19.15 to clause 19.12 are
                    taken to be references to clauses 23.6(d)(iv);

          (iii) any reference to the Seller is to the Defaulting Shareholder;

          (iv) subject to paragraph (v), completion of the Transfer of the Defaulting Shareholder's Equity Securities must take place within 10 Business Days after the last date on which offers are open for acceptance under paragraph (d) at a time and place to be agreed or failing agreement at 2.00 pm at Vision's registered office on the day being 10 Business Days after the last date on which offers are open for acceptance;

          (v) if at the end of the process referred to in this clause 23.6 (including under clause 23.6(g)) not all the Defaulting Shareholder's Equity Securities have either been agreed to be acquired or have been acquired then the Defaulting Shareholder cannot require the Non-Defaulting Shareholders to acquire and the Non-Defaulting Shareholders cannot require the Defaulting Shareholder to sell any Equity Securities and any contract in relation to such sale and purchase will be of no effect; and

          (vi) each offer in each round of offers may only be accepted in whole and not in part,

     (e) each Non-Defaulting Shareholder must pay to the Defaulting Shareholder the total price referred to in the Offer Notice for the aggregate of the Sale Securities it has agreed to purchase less:

          (i) the proportion of the Sale Securities it has acquired multiplied by all costs incurred by the Non-Defaulting Shareholders in valuing the Sale Securities (including but not limited to the costs of any valuer) unless the Defaulting Shareholder has already paid these costs under clause 24.3(j); and

          (ii) all stamp duty payable in respect of the Transfer of the Sale Securities to it;

     (f) the amount calculated under sub-paragraph (e) will be paid on the day which is 12 calendar months from the date of completion of the Transfer of the Sale Securities;

     (g) if not all of the Equity Securities of the Defaulting Shareholder have been agreed to be acquired after the procedure referred to in clause 23.6(d) has been concluded the Non-Defaulting Shareholders may by unanimous resolution nominate a Third Party ('Nominee') to acquire such of the Equity Securities as they have not agreed to acquire ('Remaining Equity Securities") and upon the Non-Defaulting Shareholders notifying the Defaulting Shareholder in writing of the identity of such a Third Party that Third Party will be entitled to acquire the Remaining Equity Securities within a period of 10 Business Days after the last date on which offers were open for acceptance under clause 23.6(d) so long as the Third Party:

          (i)  is not a Prohibited Shareholder;

          (ii) complies with clauses 28.6(d)(iv) and 23.6(e) as if it were a Non-Defaulting Shareholder; and

          (iii) within that 10 Business Day Period, agrees to enter into this Agreement by executing a Deed of Accession;

          (iv) either a determination is made under paragraph (h) that no Guarantee is required or any Guarantee required under paragraph
                 (h) is given within 5 Business Days of notice of a determination that a Guarantee is required in respect of that Nominee.

     (h) Vision will cause the Chief Executive Officer or, in his or her absence the chief financial officer of Vision, to determine within 5 Business Days of the nomination of the Nominee and on the basis of the information then available to him or her, the matters referred to in clause 19.3 as if the Nominee was the Offeror.

23.7 The Shareholders acknowledge and agree that if all of the Defaulting Shareholder's Equity Securities are acquired under clause 23.6:

     (a) the difference between the market value of the Sale Securities and the Sale Price determined under clause 23.6 less valuation and stamp duty costs is a genuine pre-estimate of the loss which will be suffered by the Non-Defaulting Shareholders;

     (b) the Transfer of the Sale Securities at the Sale Price and the forfeiture of rights under clause 23.8:

          (i) is the sole and exclusive remedy against the Defaulting Shareholder for the Default and that no claim for damages or any other remedy may be made whether under this Agreement or under any other cause of action at law or in equity; and

          (ii) will not constitute a penalty against the Defaulting Shareholder or forfeiture of the Defaulting Shareholder's Sale Securities, and

     (c) each Shareholder waives any rights it may have against the other Shareholders to claim relief from forfeiture or to claim that the operation of this clause is a penalty.

23.8 All rights attaching to the Equity Securities of a Defaulting Shareholder, its rights of access to information under this Agreement and all rights of Directors appointed by the Defaulting Shareholder and the alternates of those directors (including but not limited to rights to information, voting rights and the right to attend meetings) are suspended from the date a Default Notice is given until the earlier of:

     (a) Transferring all of its Equity Securities to other persons in accordance with this Agreement (other than clause 18.3); or

     (b) if no Default Acquisition Notice has been given to it within the period referred to in clause 23.5, the date after the date on which the period referred to in that clause expires and if a Default Acquisition Notice has been given to it, the date 10 Business Days after the date on which the period for acceptance of all offers under clause 23.6 has expired if not all the Defaulting Shareholder's Equity Securities have been agreed to be acquired.

23.9 If not all the Equity Securities of the Defaulting Shareholder in respect of a particular Default are acquired by other persons under clause 23.6 then any Non-Defaulting Shareholder and Vision may pursue any other remedy that may be available to it at law or equity in respect of that Default.

23.10 If not all of the Defaulting Shareholder's Equity Securities are acquired by other persons under clause 23.6 the Defaulting Shareholder's rights to retain its Equity Securities or Transfer its Equity Securities to other persons under this Agreement are unaffected.

23.11 If more than one Shareholder has committed a Default only those Shareholders who are not in Default may exercise the rights referred to in clauses 23.1 to 23.6.


24.    DETERMINATION OF THE VALUE OF EQUITY SECURITIES OR OWNERSHIP INTERESTS

24.1 If this Agreement requires the determination of the Market Value, or Cost Incurred Value, or Adjusted Cost Incurred Value, then the value must be determined in accordance with this clause.

24.2   (a)  Where a determination of the Market Value under this clause 24 is required for the purposes of the clause listed below, the Buyers and the Other Party in this clause are:

            (i) Clause 12.8A 'Other Party' is Seven or its permitted transferees under clause 18.3 and 'Buyer' is the Shareholders other than Seven or its permitted transferees under clause 18.3.

            (ii) Clause 19.16: 'Other Party' is the Downstream Shareholder and 'Buyer' is the other Shareholders.

            (iii) Clause 19.17(a): 'Other Party' is the Minority Shareholder and 'Buyer' is the other Shareholders.

            (iv) Clause 19.18(a): 'Other Party' is the Other Shareholder and 'Buyer' is the Majority Shareholder and for the purpose of clause 19.18(a)(ii) this clause will be applied separately to each individual Other Shareholder and the Majority Shareholder in each case.

            (v) Clause 23.4: 'Buyer' is the Non-Defaulting Shareholders and 'Other Party' is the Defaulting Shareholder.

            (vi)    Clause 26.7(a), 27.7(a), Schedule 11A, Schedule 11B:
                    'Buyer' is the Optionholder and 'Other Party' is Vision.

            (vii) Clause 31A 'Buyer' means the Shareholders in Vision other than the Network Shareholder and the Network Shareholder is the 'Other Party'.

            (viii) Clause 32 'Buyer' is the Other Shareholders and 'Other Party' is Seven.

          (ix) Clause 32A 'Buyer' is Vision and 'Other Party' is the relevant Shareholder owning Ownership Interests in SportsCo.

     (b) If there is more than one person constituting the Buyer decisions which must be made by them under this clause will be made jointly as determined by a number of them which between them have Equity Proportions representing more than 50% of the Equity Proportions of those persons as the case may be, or if they cannot so agree by the person with the largest Equity Proportion among them.

     (c) If Vision is the Buyer or Other Party any action or making of any decision will be determined by the Board by Super Resolution.

24.3 The Market Value of the Equity Securities or Ownership Interests in MovieCo or SportsCo will be the price agreed between the Buyer and the Other Party and if the Buyer and the Other Party are unable or unwilling to agree to a price for the Equity Securities or Ownership Interests in MovieCo or SportsCo as relevant within 15 Business Days from the date the Buyer and the Other Party must commence the determination of the Market Value, then the Market Value of the Equity Securities or Ownership Interests in MovieCo or SportsCo must be determined as follows:

     (a) The Buyer and the Other Party will use their best efforts to agree to jointly appoint a valuer within 5 Business Days after that 15 Business Day period.

     (b) If the Buyer and the Other Party cannot agree on a valuer within the period of 5 Business Days referred to in paragraph (a) each of the Buyer and the Other Party must within a further 5 Business Days nominate a valuer who must:

          (i) have international standing as an expert valuer and be suitably qualified and experienced to provide an expert valuation of the Equity Securities or Ownership Interests;

          (ii)   be independent of the Buyer, the Other Party and Vision; and

          (iii)  not be the Auditor or the auditor of the Buyer or the Other
                 Party.

     (c) Each valuer must be instructed to determine the Market Value of the Equity Securities or Ownership Interests in MovieCo or SportsCo as relevant in accordance with this clause 24.3 within 15 Business Days of the end of the 5 Business Day Period referred to in paragraph (b) or such longer period as the Buyer and Other Party agree.

     (d) Vision must make available to each valuer all information reasonably requested by the valuer to conduct the valuation and must provide a copy to any other valuer contemporaneously.

     (e)  Each of the Buyer and the Other Party:

          (i) may make submissions and supply materials and information to a valuer that is relevant to the conduct of the valuation;

          (ii) must supply to the other valuer and to the Other Party or Buyer as the case may be, copies of all submissions, material and information supplied to a valuer, contemporaneously with that supply to the valuer;

          (iii) may respond to or comment on information, materials or submissions supplied to a valuer by the other; and

          (iv) must supply to the other valuer and to the Other Party or Buyer, as the case may be, copies of all responses to or comments on the information, materials or submissions supplied to that valuer contemporaneously with that supply to the valuer.

     (f) In making a valuation of the Equity Securities or Ownership Interests in MovieCo or SportsCo as relevant, a valuer must:

          (i) determine the value as at the date specified in the relevant clause of this Agreement in accordance with which the Market Value is to be determined;

          (ii) assume that a reasonable time is available in which to obtain a purchaser of those Equity Securities or Ownership Interests in MovieCo or SportsCo as relevant in the open market and for that purpose 6 months will be deemed a reasonable time;

         (iii) assume that the Buyer is a willing but not anxious buyer of the Equity Securities or Ownership Interests in MovieCo or SportsCo as relevant and that if it is a sale to the Buyer, the Other Party is a willing but not anxious seller and that if Vision is issuing the Equity Securities, Vision is a willing but not anxious issuer;

          (iv) value the Equity Securities or Ownership Interests on the basis that Vision or MovieCo or SportsCo as relevant is an on-going concern and in the case of an issue of Equity Securities, on a pre-dilution basis;

          (v) have regard to such international benchmarks and factors as the valuer believes should properly be taken into account based on the best information available at the time including, without limitation, (but only as relevant to the circumstances and the basis of the valuation) the impact that the proposed acquisition or disposal of the Equity Securities would have on the:

               (1)  value of the shareholding of Vision in MovieCo or SportsCo;

               (2)  arrangements between Vision and MovieCo or SportsCo;

               (3) arrangements between the Other Party (or its Related Parties) and MovieCo or SportsCo; and

               (4) arrangements between the Other Party (or its Related Parties) and any Joint Venture Company;

               by reason of the exercise of rights thereby conferred on the Other Party (or its Related Parties) and Vision and unless the Other Party (or its relevant Related Parties) has given legally binding commitments not to so exercise those rights, it is to be assumed that rights of the Other Party (or its Related Parties) will be exercised in the manner most detrimental to Vision); and

          (vi) act as an expert and not as an arbitrator.

     (g)  On the completion of:

          (i) in the case of the appointment of 1 valuer, that valuer's valuation; and

          (ii) in the case of the appointment of 2 valuers, the valuation of each valuer;

          the Buyer and the Other Party will procure that the valuer will simultaneously serve a copy of its valuation on the Buyer and the Other Party and certify to the Buyer and the Other Party that the valuer's valuation is a true and fair view of the value of the Equity Securities or Ownership Interests in MovieCo or SportsCo.

     (h)  The Market Value will be:

          (i) in the case of the joint appointment by the Buyer and the Other Party of one valuer, the value of the Equity Securities or Ownership Interests in MovieCo or SportsCo as relevant determined by that independent valuer; and

          (ii) in the case of the separate appointment of 2 independent valuers, the average of the 2 certified valuations of the Equity Securities or Ownership Interests in MovieCo or SportsCo as relevant and, where any valuer determines a range of values, the valuation of that valuer will be the average of the upper and lower values in that range.

     (i) The Market Value will be deemed to have been determined on ("MARKET VALUE DETERMINATION DATE"):

          (i) in the case where the Buyer and the Other Party agree on the Market Value, the date on which they reach that agreement; or

          (ii) in the case of the joint appointment by the Buyer and Other Party of one valuer, and in the case of the appointment of 2 valuers, the date on which the last of the copies of the valuations is served in accordance with clause 24.3(g).

     (j)  unless otherwise specified in this Agreement:

          (i) in the case where Vision is the Buyer, each of Vision and the Other Party will bear the costs of the valuer it selects or in the case of one agreed valuer will share its costs equally;

          (ii) in the case of a proposed sale to a Buyer where the Buyer is not
               Vision:

               A.   in the case where there are two valuers:

                    (I) each Buyer to whom the Equity Securities is sold will bear the costs of the valuer selected by the Buyers in the proportion that the Equity Securities bought by each Buyer bears to the total of the Equity Securities bought by the Buyers and failing any sale to a Buyer, each Buyer will bear the costs of the valuer selected by the Buyers in the proportion that its Equity Proportion bears to the total of the Buyers' Equity Proportions;

                    (II) the Other Party will bear the costs of the valuer
                         selected by it;

               B.   in the case where there is one agreed valuer:

                    (I) each Buyer to whom the Equity Securities is sold will bear half the costs of the valuer in the proportion that the Equity Securities bought by it bears to the total of the Equity Securities bought by the Buyers and failing any sale to a Buyer, each Buyer will bear half the costs of the valuer in the proportion that its Equity Proportion bears to the total of the Buyers' Equity Proportions; and

                    (II) the Other Party will bear half of the cost of the
                         valuer;

          (iii) in the case of a Buyer who has the right to subscribe for Equity Securities, where there is one agreed valuer the Buyer will bear the costs of the valuer and, where there are two valuers the Buyer will bear the costs of the valuer appointed by it and each Shareholder (other than the Buyer) will bear the costs of the valuer appointed by Vision in the proportion that its Equity Proportion bears to the total of the Equity Proportions of the other Shareholders.

     (k) The determination of the Market Value will be binding on the Buyer and the Other Party in the absence of manifest error or the apparent failure to adhere to the requirements of paragraph (f). The Shareholders agree that each valuer acts as an expert and not as an arbitrator.

24.4 The Cost Incurred Value of an Equity Security or Ownership Interest in MovieCo or SportsCo as relevant:

     (a)  will be:

          (i) if the Equity Security or Ownership Interest in MovieCo or SportsCo as relevant, has been acquired by the Other Party from Vision or MovieCo or SportsCo as relevant, the amount paid to Vision or MovieCo or SportsCo by the Other Party for that Equity Security or Ownership Interest;

          (ii) if the Equity Security or Ownership Interests (as relevant) has been acquired by the Other Party from another person, the amount paid to the other person for that Equity Security or Ownership Interests (as relevant); and

     (b) excludes, for the avoidance of doubt, all financing costs relating to the amounts referred to in paragraph (a).

24.5 The Adjusted Cost Incurred Value of Equity Securities will be an amount equal to:-

     (a) the aggregate of all Shareholder Contributions made or required to be made prior to the date at which the Adjusted Cost Incurred Value is to be determined; and

     (b) interest at the rate of 18% per annum on each Shareholder Contribution from the date it was made (or was required to be made if earlier), capitalising at the end of each year until the date at which the Adjusted Cost Incurred Value is to be determined,

     (c) in the case where the Buyer acquires existing Equity Securities from the other party, the Equity Proportion that those Equity Securities comprise; and

     (d)  in the case where the Buyer subscribes for Equity Securities,

     multiplied by the Equity Proportion that will be represented by the relevant Equity Securities immediately after their issue.

24.6 Vision must calculate the Cost Incurred Value of a Defaulting Shareholder's Equity Securities as soon as practicable after it receives a notice under clause 23.4.


25.  SHAREHOLDING OF OPTUS AND OPTUS WITHDRAWAL

25.1 Subject to clause 19.18 Optus and its wholly owned Subsidiaries may not seek to Transfer or agree to Transfer any interest in all or some of their Equity Securities or do any other act or thing or suffer any act or thing to be done if the effect or result of the Transfer or any other act or thing would cause their aggregate Equity Proportion to be less than 10% until:

     (a) the first date on which none of Nine, Seven, Continental (including permitted transferees of those parties under clause 18.3), or any person to which they Transfer any Equity Securities, holds more than or equal to 2% of the total Equity Securities; or

     (b) if there has been a Listing of Equity Securities in the period up until the date referred to in paragraph (a), the later of the date referred to in paragraph (a) and the date being 5 years after the date on which Equity Securities are first listed for official quotation on the stock market conducted by Australian Stock Exchange Limited.

25.2 Clause 25.1 is a limitation on the right of Optus to dispose of its Equity Securities and in no way affects the rights of the Shareholders other than Optus to acquire the Equity Securities of Optus in the circumstances contemplated by this Agreement including if Optus commits a Default.

25.3 (a) The Equity Proportion of Optus may not be less than 10% until the expiration of the period referred to in clause 25.1; and

     (b) if the Equity Proportion of Optus is less than 10% prior to expiry of the period referred to in clause 25.1, without limiting any other rights a party may have, Vision may give Optus a notice in writing stating that Optus' Equity Proportion is less than 10%.

26.  SEVEN OPTION

26.1 For the purposes of this clause:

     (a) "Exercise Period" means each period of one month following the Market Value Determination Date or the date Vision gives notice of the Adjusted Cost Incurred Value under clause 26.7(b), as the case may be, for the purposes of this clause.

     (b)  "Expiry Date" means the first to occur of the following dates:

          (i)  the later of:

               A.   1 July 1997; and

               B. if the Optionholder gives notice under clause 26.5(b) before 1 July 1997 but the date one month after the relevant Market Value Determination Date is after 1 July 1997, the date one month after the Market Value Determination Date;

          (ii) the date which is the date on which Seven (or any permitted transferee under clause 18.3) ceases to be a Shareholder;

          (iii) the date on which the Optionholder gives Vision an Option Termination Notice relating to the Seven Option;

          (iv)   the date on which an option is granted to Seven under Clause
                 31A.

     (c) "Optionholder" means Seven or any person to whom the Seven Option has been transferred under clause 18.3.

     (d) "Option Price" means the higher of the aggregate of the par values of shares of any kind comprising the Equity Securities comprising the Seven Option Interest and the aggregate of:

          (i) the amount which is the lesser of the Market Value and the Adjusted Cost Incurred Value of the Seven Option Interest as at the date on which the Optionholder gives notice under clause
                 26.5 unless Seven does not request determination of the Market Value, in which case the amount will be the Adjusted Cost Incurred Value; or

          (ii) an amount equivalent to interest at the Base Rate on 1 July 1997 for the period (if any) commencing on 1 July 1997 and ending on the day that the Optionholder completes the acquisition of the Seven Option Interest.

     (e) "Seven Option" means the option granted under clause 26.2 conferring on the Optionholder the rights described in this clause and clause 17.

     (f) "Seven Option Interest" means the Equity Securities the number of which when acquired by the Optionholder immediately following the exercise of the Seven Option would result in the Optionholder holding 15% of the issued Equity Securities taking into account the operation of clause 28.4.

26.2 Vision grants to Seven an option to subscribe for all (but not some) of the Seven Option Interest for the Option Price and with the rights and subject to the conditions set out in clauses 26.3 to 26.7 and in clauses 17 and 28.

26.3 The Optionholder may exercise the Seven Option only:

     (a) if it reasonably believes that the acquisition of the Seven Option Interest will at the time of exercise not be contrary to clause 14.2;

     (b) if, in the case that to determine the Option Price requires determination of the Market Value, it has given notice under clause 26.5(b) to each of the Shareholders and Vision requesting determination of the Market Value under clause 24.3;

     (c)  during an Exercise Period and by the Expiry Date;

     (d) while Seven or any permitted transferee under clause 18.3 continues to hold Equity Securities; and

     (e) by giving to Vision an Exercise Notice duly completed and executed by the Optionholder.

26.4 The Seven Option lapses on the Expiry Date.

26.5 The Optionholder may for the purposes of determining whether to exercise the Seven Option:

     (a) conduct a due diligence investigation of Vision, SportsCo and MovieCo and/or any Subsidiary of Vision at the cost of the Optionholder and for that purpose the Optionholder will have access to the information referred to in clause 7.2;

     (b) subject to clause 26.6, give written notice to each of the Shareholders and Vision requesting determination of the Market Value or the Adjusted Cost Incurred Value and the Market Value or only the Adjusted Cost Incurred Value, as the case may be, under clause 24.

26.6 The Optionholder may only exercise the rights under clause 26.5(b) on a maximum of 3 occasions and in each case no less than 9 months after the last time it gave notice under that clause.

26.7 (a) The Shareholders must by the end of the Business Day following the date on which the last of the Shareholders receives notice under clause 26.5, commence the determination of the Market Value where relevant; and

     (b) Vision must as soon as practicable after receiving a request to determine the Adjusted Cost Incurred Value under clause 26.5, determine the Adjusted Cost Incurred Value and as soon as it is determined, give notice of that value to the Optionholder and the other Shareholders.

27.  NINE OPTION

27.1 For the purposes of this clause:

     (a) "Exercise Period" means each period of one month following the Market Value Determination Date or the date Vision gives notice of the Adjusted Cost Incurred Value under clause 27.7(b), as the case may be, for the purposes of this clause;

     (b)  "Expiry Date" means the first to occur of the following dates:

          (i)  the later of:

               A.   1 July 1997; and

**             B.   if the Optionholder gives notice under clause 27.5(b) before
                    1 July 1997 but the date one month after the relevant Market
                    Value Determination Date is after 1 July 1997, the date one month after the Market Value Determination Date;

          (ii) the date which is the date on which Nine (or any permitted transferee under clause 18.3) ceases to be a Shareholder;

          (iii) the date on which the Optionholder gives Vision an Option Termination Notice in relation to the Nine Option;

          (iv)   the date on which an option is granted to Nine under Clause
                 31.A.

     (c) "Optionholder" means Nine or any person to whom the Nine Option has been transferred under clause 18.3.

     (d) "Option Price" means the higher of the aggregate of the par values of any shares of any kind comprising the Equity Securities comprising the Nine Option Interest and the aggregate of:

          (i)    A.   in relation to exercise of the Nine Option within 30 days
                      after the  Commencement Date, the Adjusted Cost Incurred
                      Value of the Nine Option Interest as at the date on which the Optionholder gives notice under clause 27.5(b); or

                 B. at any time after the period referred to in paragraph (A), the Market Value of the Nine Option Interest as at the date on which the Optionholder gives notice under clause 27.5(b); and

          (ii) an amount equivalent to interest at the Base Rate on 1 July 1997 for the period (if any) commencing on 1 July 1997 and ending on the day that the Optionholder completes the acquisition of the Nine Option Interest.

     (e) "Nine Option" means the option granted under clause 27.2, conferring on the Optionholder the rights described in this clause and clause 17.

     (f) "Nine Option Interest" means the Equity Securities the number of which when acquired by the Optionholder immediately following the exercise of the Nine Option would result in the Optionholder holding 20% of the issued Equity Securities taking into account the operation of clause 28.4.

27.2 Vision grants to Nine an option to subscribe for all (but not some) of the Nine Option Interest for the Option Price and with the rights and subject to the conditions set out in clauses 27.3 to 27.7 and in clauses 17 and 28.

27.3 The Optionholder may exercise the Nine Option only:

     (a) if it reasonably believes that the acquisition of the Nine Option Interest will at the time of exercise not be contrary to clause 14.2;

     (b) if, in the case that the Option Price is the Market Value, it has given notice under clause 27.5(b) to each of the Shareholders and Vision requesting determination of the Market Value under clause 24.3;

     (c)  during an Exercise Period and by the Expiry Date;

     (d) while Nine or any permitted transferee under clause 18.3 continues to hold Equity Securities; and

     (e) by giving to Vision an Exercise Notice duly completed and executed by the Optionholder.

27.4 The Nine Option lapses at the end of the Expiry Date.

27.5 The Optionholder may for the purposes of determining whether to exercise the Nine Option:

     (a) conduct a due diligence investigation of Vision, SportsCo and MovieCo and/or any subsidiary of Vision at the cost of the Optionholder and for that purpose the Optionholder will have access to the information referred to in clause 7.2;

     (b) subject to clause 27.6, give written notice to each of the Shareholders and Vision requesting determination of the Market Value or the Adjusted Cost Incurred Value, as the case may be, under clause 24.

27.6 The Optionholder may only exercise the rights under clause 27.5(b) on a maximum of 3 occasions and in each case no less than 9 months after the last time it gave notice under that clause.

27.7 (a) The Shareholders must by the end of the Business Day following the date on which the last of the Shareholders receives notice under clause 27.5, commence the determination of the Market Value where relevant; and

     (b) Vision must as soon as practicable after receiving a request to determine the Adjusted Cost Incurred Value under clause 27.5, determine the Adjusted Cost Incurred Value and as soon as it is determined, give notice of that value to the Optionholder and the other Shareholders.

28.  OPTIONS GENERALLY

28.1 Each Optionholder may not Transfer any interest in all or any part of its Option to any person except by a Transfer in accordance with clause 18.3 or
     28.2 or in the case of the Long Option as specified in Schedule 11B.

28.2 If an Optionholder has no Equity Securities, the Optionholder may, Transfer all of its interest in (including its rights in respect of) a Long or Short Option to:

     (a) a wholly owned Subsidiary of that Optionholder, provided that the Optionholder first executes and provides to each Shareholder a guarantee which will operate on and from the exercise of any Option in terms identical to a Guarantee in respect of that wholly owned Subsidiary and the wholly owned Subsidiary executes a Deed of Accession; or

     (b) if the Optionholder is a wholly owned Subsidiary of a Guarantor Parent Company, another wholly owned Subsidiary of that Guarantor Parent Company provided that the Guarantor Parent Company first executes and provides to each Shareholder a guarantee which will operate on and from the exercise of any Option in terms identical to a Guarantee in respect of that other wholly owned Subsidiary and the wholly owned Subsidiary executes a Deed of Accession.

Anti-dilution

28.3 (a) "Anti Dilution Interest" means the Equity Securities the number of which when added to the number of Equity Securities held by the Non-Exerciser immediately before exercise by the Exerciser of its Option would result in the Non-Exerciser having the same Equity Proportion immediately after exercise by the Exerciser of the Option that it had immediately before exercise of that Option.

     (b) "Anti-Dilution Price" means, in respect of an Anti-Dilution Interest, the number of Equity Securities comprising that Anti-Dilution Interest multiplied by:

          (i) if the Non-Exerciser has previously exercised an Option, the price per Equity Security paid by the Non-Exerciser on exercise of that Option; or

          (ii) if the Non-Exerciser has not previously exercised an Option, the price per Equity Security paid by the Exerciser on exercise of its Option.

     (c)  "Exerciser" means an Optionholder which exercises an Option.

     (d) "Non-Exerciser" means a Shareholder who at any time was or is an Optionholder or had rights in respect of an Option.

28.4 If at the time of exercise of an Option during the Standstill Period by an Exerciser, there is a Non-Exerciser, the Non-Exerciser must, subject to clause 28.6, subscribe for the Anti-Dilution Interest for the Anti-Dilution Price and otherwise on the terms set out in this clause 28.

28.5 Vision must as soon as practicable and in any event within 10 Business Days of the date of the determination of the Option Price of the Exerciser, notify the Non-Exerciser of:

     (a)  the Equity Securities comprising the Anti-Dilution Interest;

     (b)  the Anti-Dilution Price; and

     (c) the aggregate of the par values of each Equity Security comprising the Anti-Dilution Interest.

28.6 The Non-Exerciser:

     (a) must not subscribe for the Anti-Dilution Interest if its acquisition of the Anti-Dilution Interest will at the time of acquisition under clause 28.7 be contrary to clause 14.2;

     (b) has the right, exercisable by notice to Vision within 5 Business Days of a notice under clause 28.5, not to comply with clause 28.4 in respect of an Anti-Dilution Interest if the Anti-Dilution Price is less than the aggregate of the par values of each Equity Security comprising the Anti-Dilution Interest; and

     (c) is not obliged to comply with clause 28.4 if it has exercised its own Option within 5 Business Days of the Exerciser exercising its Option.

28.7 Completion of the subscription for the Anti-Dilution Interest under clause
     28.4 must occur on the date 10 Business Days after the date of the Non-Exerciser receiving notice under clause 28.4. The Non-Exerciser must give to Vision:

     (a) an application for any Equity Securities included in the Anti-Dilution Interest; and

     (b)  a cheque for the Anti-Dilution Price; and

     upon receipt of the application and cheque, Vision must issue to the Non-Exerciser the Equity Securities comprising the Anti-Dilution Interest.

Exercise of Options and Anti-Dilution

28.8 Where there are two or more classes of Equity Securities on issue;

     (a) each Option confers on the Optionholder the right to Equity Securities of such classes in the same proportions as held by the Shareholders; and

       (b) the Anti-Dilution Interest will comprise Equity Securities of the same classes and in the same proportions as held by the Shareholders.

28.9 If an Optionholder exercises an Option completion of exercise of the Option must occur on the date:

       (a)  2 Business Days after the date of exercise; or

       (b)  where the Optionholder makes an election under paragraph 3(d) of
            Schedule 11B on the date nominated by the Optionholder which must be within one month of the Market Value Determination Date or the date of determination of the Adjusted Cost Incurred Value as the case may be, and on that date for completion the Optionholder referred to in the relevant clause must give to Vision:

       (a)  an application for any Equity Securities the subject of the Option;
            and

       (b)  a bank cheque for the amount of the Option Price; and

       upon receipt of the application and cheque, Vision must issue to the Optionholder the Equity Securities the subject of the Option.

28.10 If a Default Notice has been served on an Optionholder then the Optionholder may not exercise any Option until the earlier of:

       (a) the period within which a Default Acquisition Notice may be served has expired and no Default Acquisition Notice has been served; and

       (b) if a Default Acquisition Notice has been served, the period for acceptance of all offers under clause 23.6 has expired.


29.    DISPUTE RESOLUTION

29.1 If a party to this Agreement claims a dispute has arisen between itself and any other or all parties to this Agreement in relation to this Agreement or any of its provisions including, without limitation, any dispute as to the breach, termination, validity or subject matter thereof, or as to any claim in tort, equity or pursuant to any domestic or international statute or law ('Dispute'), no party to this Agreement may take any legal or other action in respect of the Dispute (except legal action for urgent interlocutory relief) until it has complied with this clause 29.

29.2 A party claiming a Dispute has arisen must give written notice to all other parties specifying the nature of the Dispute.

29.3 The chief executive officer (or other senior employee) of each party to the Dispute will negotiate in good faith to resolve the Dispute for a period of 14 Business Days from the date of receipt of a notice under clause 29.2 (or such longer period as may be agreed between the parties).

30.  PUBLICITY

30.1 Subject always to clauses 17 and 30.2 no party may, and each party must procure that none of its Related Corporations will, make any public announcement or issue any press release concerning Vision, a party or any of their respective shareholders or Related Corporations (other than one concerning only the party making the public announcement or issuing the press release and/or its Related Corporations and not containing any details or information specifically referable to any other party) unless it has first used its best efforts to consult with each of the other parties and incorporated in that public announcement or press releases all reasonable comments made by any party.

30.2 A party:

     (a) may make any announcement to a securities exchange on which its shares are listed that is required by the rules of that securities exchange or may disclose information to any government authority or body which under the laws to which that party is subject it is obliged to so disclose; and

     (b)  must provide a copy of each such announcement to each other party.

31.  NOTICES

31.1 A notice, consent or any other communication under this Agreement:

     (a)  must be in writing;

     (b)  must be addressed as set out below; and

     (c) must be left at the address of the addressee, or sent by prepaid post (airmail if posted to or from a place outside Australia) to the address of the addressee or sent by facsimile to the facsimile number of the addressee specified below or any other substituted address or facsimile number the addressee has specified by notice in writing to the other parties.

          The initial address and facsimile number of each party is:

          Continental

          Attention:   The Executive Director
          Address:     Unit 8
                       372 Eastern Valley Way
                       Chatswood  NSW
          Facsimile:   417 8182

                       Mr W Spain
                       Gilbert & Tobin

                       Level 4
                       50 Carrington Street
                       Sydney  NSW  2000
          Facsimile:   367 3111

          Optus

          Attention:   The Chief Executive Officer
          Address:     Level 29
                       101 Miller Street
                       NORTH SYDNEY  NSW  2060
          Facsimile:   342 7000


          Seven

          Attention:   The Chief Executive Officer
          Address:     14th Floor
                       1 Pacific Highway
                       NORTH SYDNEY  NSW  2060
          Facsimile:   967 7191

          Nine

          Attention:   The Chief Executive Officer
          Address:     24 Artarmon Road
                       WILLOUGHBY  NSW  2068
          Facsimile:   965 2153

          Vision

          Attention:   The Chief Executive Officer
          Address:     Tower B, Level 16
                       The Zenith Centre
                       841 Pacific Highway
                       CHATSWOOD NSW 2067
          Facsimile:   775 9000

          Optus Networks

          Attention:   The Chief Executive Officer
          Address:     Level 29
                       101 Miller Street
                       NORTH SYDNEY  NSW  2060
          Facsimile:   342 7000

          Optus Administration

          Attention:   The Chief Executive Officer
          Address:     Level 29
                       101 Miller Street
                       NORTH SYDNEY  NSW  2060
          Facsimile:   342 7000

31.2 A notice, consent or any other communication takes effect from the time it is or is deemed to have been received unless a later time is specified in it.

31.3 A letter is deemed to be received 3 days after posting (7, if posted to or from a place outside Australia).

31.4 A facsimile is deemed to be received at the time of dispatch if the sender receives a transmission report which confirms that the facsimile was sent in its entirety to the facsimile number of the recipient.

31.A   PROCESS

31.A1  Definitions

       For the purposes of this clause and Schedules 11A and 11B:

       (aa) "Application Period" means the period which commences on the date determined under Clause 31.A4(a) and which is the sum of:

            (i)  10 Business Days; and

            (ii) if section 26 of FATA would apply to the purchase of any of the
                 Equity Securities or Ownership Interests under this clause the period of 40 days (or such other period as may be provided for the purposes of section 26(2)(b)(i) of FATA),

            provided that if the Treasurer issues an order under section 22 of FATA in respect of a Shareholder's or Vision's proposed acquisition of Equity Securities or Ownership Interests pursuant to this clause, the Application Period will be extended by a number of days equal to the period for which that order has effect.

       (a) "Court Order" means an order made by a Court under section 81 of the Trade Practices Act for the disposal by either or both of Seven and Nine to dispose of either or both of Equity Securities and Ownership Interests in one or more Joint Venture Entities after all appeals have been exhausted;

       (b)  "Decision" means a decision referred to in paragraphs 31A.1(d), (h),
            (i), (l), (m) or (n);

     (c) "Exiting Shareholder" means a Network Shareholder who ceases to participate as a result of the circumstances referred to in clause 31A.3(a), (b) or (c);

     (d)  "Favourable Equity Decision" means communication of the:

          (i)  outcome of the determination of any Proceedings; or

          (ii) the discontinuation, dismissal or settlement of Proceedings including, without limitation, in the case of the TPC, the TPC in substance and effect informing Vision or any Shareholder that it is no longer making inquiries or will not bring Proceedings, which is consistent with both of Nine and Seven acquiring or owning Equity Securities and Ownership Interests in Joint Venture Entities and holding any rights in respect of Options over Equity Securities and Ownership Interests in any Joint Venture Entity;

     (e) "Joint Venture Entity" means Vision, MovieCo, SportsCo and such other corporations or entities as the parties may establish under this Agreement;

     (f)  "Network Shareholder" means each of Nine and Seven;

     (g)  "Option Premium" has the meaning assigned to it in Schedule 11B;

     (h)  "Nine Favourable Rights Decision" means communication of the:

          (i) outcome of the determination of Proceedings and all appeals therefrom; or

          (ii) the discontinuation, dismissal or settlement of Proceedings including, without limitation, in the case of the TPC, the TPC in substance and effect informing Vision or any Shareholder that it is no longer making inquiries or will not bring Proceedings, which is consistent with Nine or a Related Corporation exclusively supplying its Rights to SportsCo or Vision;

     (i)  "Nine Unfavourable Rights Decision" means communication of the:

          (i) outcome of the determination of any Court Proceedings and all appeals therefrom; or

          (ii) the discontinuation or settlement of Court Proceedings, with the consent of Vision, such consent not to be unreasonably withheld, which is inconsistent with Nine or any Related Corporation exclusively supplying Rights to SportsCo or Vision;

     (j)  "Proceedings" means:

          (i) the TPC deciding, or informing Vision or any Shareholder to the effect that it intends, to make inquiries of Vision or any Shareholder or making any such inquiries; or

          (ii) proceedings commenced by any person under or in respect of the Trade Practices Act (including without limitation seeking declaratory relief);

          in relation to participation in the Joint Venture or in relation to arrangements relating to Rights and "Court Proceedings" means those proceedings described in paragraph (j)(ii);

     (k) "Rights" means rights granted under an agreement referred to in clause 31.A2(b)(i)(B), (C) or (D);

     (l)  "Seven Favourable Rights Decision" means communication of the:

          (i) outcome of the determination of Proceedings and all appeals therefrom; or

          (ii) the discontinuation, dismissal or settlement of Proceedings including, without limitation, in the case of the TPC, the TPC in substance and effect informing Vision or any Shareholder that it is no longer making inquiries or will not bring Proceedings, which is consistent with Seven or any Related Corporation exclusively supplying its Rights to SportsCo;

     (m)  "Seven Unfavourable Rights Decision" means communication of the:

          (i) outcome of the determination of any Court Proceedings and all appeals therefrom; or

          (ii) the discontinuation or settlement of Court Proceedings with the consent of Vision, such consent not to be unreasonably withheld,

          which is inconsistent with Seven or any Related Corporation exclusively supplying its Rights to SportsCo;

     (n)  "Unfavourable Equity Decision" means:

          (i)  either:

                 A. communication of the outcome of the determination of any Court Proceedings and all appeals; or

                 B.   the discontinuation or settlement of Court Proceedings,

                 which is inconsistent with either or both of Nine and Seven acquiring or owning Equity Securities or Ownership Interests in one or more Joint Venture Entities or holding any rights in respect of Options in one or more Joint Venture Entities on the terms of any relevant venture agreements; or

            (ii) following consultation with Seven and Nine, the Shareholders other than Seven and Nine resolving by Simple Majority to discontinue or settle such Proceedings, provided that:

                 A. Vision has received written advice from a Senior or Queens Counsel that the Proceedings do not have a reasonable prospect of success or there is not a reasonable prospect of successfully defending the Proceedings; and

                 B. Nine or Seven does not, without 15 Business days of receiving notice from Vision that it has received the advice described in clause 31.A1(n)(ii)A. (together with a copy of that advice), provide Vision with a copy of advice that it has received from a Senior or Queens Counsel that the Proceedings do have a reasonable prospect of success or there is a reasonable prospect of successfully defending such Proceedings;

       (o)  A reference in this clause to:

            (i) a "Shareholder" includes a reference to the relevant person's permitted transferees under clause 18.3;

            (ii) "Options" means the options referred to in clause 26 and 27 and Clauses 32 and 32A and clause 8.1A of the SportsCo Shareholders Agreement and also includes any options granted in respect of any Joint Venture Entity; and

            (iii) a term defined in any of Schedules 11A and 11B and used in this clause and not defined in this clause has the meaning assigned to it in the relevant Schedule.

31.A2  Commencement or Defence of Proceedings

       If Proceedings are commenced:

       (a) Vision or any such Shareholder must immediately notify each other party; and

       (b) from the date that Proceedings are commenced until a Decision is made:

            (i) Vision must, subject to clause 31A.2(d) at Vision's cost, take all reasonable actions in response to any such Proceedings to ensure:

                 A. that each of Nine and Seven may acquire and own Equity Securities and Ownership Interests in any Joint Venture Entity or be granted or hold Options in Vision and any Joint Venture Entity, on the terms and conditions of the relevant joint venture agreement.

                 B. Seven or its Related Corporations may supply to SportsCo exclusively certain Program rights on the terms and conditions of any agreement between Seven or any Related Corporation and SportsCo;

                 C. Nine or its Related Corporations may supply to either or both SportsCo or Vision exclusively certain Program rights on the terms and conditions of any agreement between Nine or any Related Corporation and SportsCo and/or Vision;

                 D. SportsCo may supply to Vision exclusively rights to its channels on the terms and conditions of any agreement between SportsCo and Vision;

            (ii) the Shareholders must, subject to clause 31A.2(d) at Vision's cost, take all reasonable steps to assist Vision to effect and implement the actions and achieve the objectives referred to in clause 31A.2(b)(i) including without limitation providing the TPC with information reasonably required by it.

       (c) The actions referred to in clause 31A.2(b)(i) include but are not limited to preparing responses and submissions to, and negotiating with, the TPC and, initiating or defending any Proceedings and maintaining such Proceedings in a court or forum of competent jurisdiction.

       (d) Vision will have no obligation to make any payment under clause 31A.2(b) if the Corporations Law would preclude Vision from agreeing to pay or paying such costs and in that case the shareholders argee to bear the costs in their equal proportion.

31.A3  Unfavourable Equity Decision

       (a)  Negotiation

            If an Unfavourable Equity Decision is made the parties will negotiate in good faith for a period of 30 days from the date of the making of the Unfavourable Equity Decision to endeavour to agree alternative arrangements acceptable to all the Shareholders, Vision and the TPC for the participation of Seven (or its Related Corporations) and Nine (or its Related Corporations) in the Joint Venture in a manner not in contravention of those provisions of the Trade Practices Act which gave rise to the Unfavorable Equity Decision, including any restructuring of Equity Securities, Ownership Interests and Options and the transfer or issue to Nine or Seven or both of Ownership Interests or Equity Securities in one or more Joint Venture
            Entities.

       (b)  Both Ceasing to Participate

            If an Unfavourable Equity Decision is made and so as not to be in contravention of those provisions of the Trade Practices Act which gave rise to the Unfavourable Equity Decision, both of Seven and Nine must cease to participate in one or more of Vision or another Joint Venture Entity the parties acknowledge that both of Seven and Nine will in those circumstances cease such participation.

       (c)  Divestment Order

            If a Court Order is made in relation to either or both of Seven and Nine, clause 31.A4 will apply. If the Court Order relates to either or both of Seven or Nine, clause 31.A5(a) will also apply.

       (d) Subject to any agreement to the contrary pursuant to clause 31A.3(a) if Nine or Seven or both, as the case may be, cease to participate pursuant to clause 31A.3(a) or (b), clause 31A.5(d) will apply.
31.A4  Exit

       (a)  Within 5 Business Days of the earlier to occur of:

            (i) the date of the Unfavourable Equity Decision referred to in clause 31.A3(b); or

            (ii) the date on which all Shareholders agree, as a result of negotiations under clause 31.A3(a), Seven is to cease participation or Nine is to cease participation; or

            (iii) the date on which a Court Order referred to in clause 31A.3(c) is made,

            and unless another price for the Equity Securities or Ownership Interests is agreed within that 5 Business Days the Shareholders must, commence the determination under clause 24.3 of the Market Value and if clause 31A.4(b)(iii) applies, Vision must commence the determination under clause 24.5 of the Adjusted Cost Incurred Value of the Equity Securities or Ownership Interests of one or both of Seven and Nine as the case may be in whichever of Vision or the Other Joint Venture Entity in which participation is to cease such value to be determined as at the date of the Unfavourable Equity Decision.

       (b) Within 5 Business Days of the later to occur of, the date on which Vision calculates the Adjusted Cost Incurred Value, the Market Value Determination Date (if applicable) or the date of agreement to the other price within the 5 Business Day period:

            (i) If participation is to cease in Vision the Shareholders in Vision (other than the Exiting Shareholder or Shareholders) must acquire or procure the acquisition of in the same proportions as each of their Equity Proportions bears to the total of their Equity Proportions the Equity Securities of the Exiting Shareholder or Shareholders; and

            (ii) If participation is to cease in one or more of the Joint Venture Entities other than Vision, Vision must acquire or procure the acquisition of the Ownership Interests of the Exiting Shareholder or Shareholders in whichever of the Joint Venture Entities the Exiting Shareholder or Shareholders cease to participate in, for:

            (iii) where the Unfavourable Equity Decision was made before 1 July 1997 and was of the type referred to in Clause 31.A3(c), the higher of the Market Value and the Adjusted Cost Incurred Value; and

            (iv) subject to the Transaction Agreements, in all other cases, the Market Value.

       (c) If section 26 of FATA would apply to the acquisition by a Shareholder or Vision of the Equity Securities or Ownership Interests pursuant to this clause then that Shareholder or Vision must make application to the Treasurer under section 26 of FATA within 10 Business Days of the date referred to in clause 31.A4(a) and do everything necessary or desirable (which is reasonable and within its authority or power to do) to obtain the requisite approval, and in such circumstances, clause 31.A4(d) will apply if such approval is not obtained without conditions or is not deemed to have been obtained within the Application Period.

       (d) Subject to clause 31.A4(c), if the acquisition of the Equity Securities or Ownership Interests pursuant to this clause would cause any Shareholder or Vision to be in breach of clause 14.2 then the Shareholder or Vision must do everything necessary or desirable (which is reasonable and within its authority or power to do) to obtain any necessary consents or approvals required but if it is unable to do so by the last day of the Application Period (if clause 31.A4(c) applies) or within 20 Business Days of the date referred to in clause 31.A4(a) (in any other case), then it must procure another person or persons nominated in writing by it to the Exiting Shareholder in accordance with clause 31.A4(e) to purchase the Equity Securities or Ownership Interests that it would otherwise be required to purchase.

       (e) A Shareholder or Vision may only nominate a person for the purposes of clause 31A.4(d) if:

            (i)    the nominee is not a Prohibited Shareholder;

            (ii) the acquisition of Equity Securities or Ownership Interests by the nominee under this clause would not be in breach of clause 14.2;

            (iii)  the nominee has entered into a Deed of Accession; and

          (iv) any Guarantee required in respect of the nominee has been given,

          and must make such nomination within 60 Business Days of the expiration of the Application Period or the expiration of the 20 Business Days referred to in clause 31.A4(d), as the case may be.

     (f) The parties will take all action reasonably necessary to determine within 10 Business Days of a request by a Shareholder or Vision the matters referred to in clause 19.3 in respect of any person which the Shareholder or Vision proposes to nominate for the purposes of clause 31.A4(d).

     (g) Completion of the purchase of Equity Securities or Ownership Interests pursuant to this clause must take place within 5 Business Days of:

          (i)   the last date referred to in clause 31A.4(b); or

          (ii) if clause 31.A4(c) applies (but clause 31.A4(d) does not apply) the expiry of the Application Period; or

          (iii) if clause 31.A4(d) applies, the date of the nomination of the Nominee made under clause 31.A4(d),

          in accordance with clause 31.A4(h) at a time and place to be agreed or failing agreement at 2:00pm at Vision's registered office on last day of the 5 Business Day period referred to in this paragraph.

     (h) On the day appointed for completion under clause 31.A4(d) the Shareholder or Vision or their respective Nominee or both as the case may be must give to the Exiting Shareholder a bank cheque in payment of the price determined by reference to clause 31A.4(b) and the Exiting Shareholder must upon receipt of the cheque give to each Shareholder or Vision or their respective Nominee or both all documentation to establish its title to and to effect a transfer of the relevant Equity Securities or Ownership Interests including an executed transfer and share certificate or other documents of title in respect of the Equity Securities or Ownership Interests to be sold. If the Exiting Shareholder is transferring its Ownership Interests in SportsCo to Vision or its Nominee Vision must give the Exiting Shareholder or procure its Nominee to give to the Exiting Shareholder a bank cheque for the aggregate of the principal amounts of the Loans made by the Exiting Shareholder to SportsCo and the Exiting Shareholder must give any documentation necessary to effect a transfer or novation of the loans to Vision.


31.A5  Options

       (a)  Subject to clause 31.A5(b) and (c) Vision must grant to the Network
            Shareholder:

            (i) if its Equity Securities in Vision are transferred by reason of clause 31.A3(c) and in consideration for the Network Shareholder's payment of the Option Premium to Vision an option to subscribe for all (and not only some) of the Long Option Interest in Vision;

          (ii) if its Ownership Interests in MovieCo are transferred by reason of clause 31.A3(c) an option to purchase from Vision all (and not only some) of the Long Option Interest in MovieCo; and

          (iii) if its Ownership Interests in SportsCo are transferred by reason of clause 31.A3(c) an option to purchase from Vision all (and not only some) of the Long Option Interest in SportsCo,

          in each case on the terms of Schedule 11B.

     (b) The Network Shareholder has the right, exercisable during the 5 Business Day period following completion of the transfer referred to in clause 31A.4(g), to acquire the Long Options in respect of whichever of Vision, MovieCo and SportsCo it has ceased to participate in.

     (c) The Network Shareholder may exercise its right to acquire the Long Options by giving notice to Vision to that effect which must, if the Long Options to be granted include a Long Option in respect of Equity Securities, be accompanied by payment of the Option Premium.

     (d) If the Network Shareholder has not exercised its right to acquire the Long Options within the period specified in clause 31.A5(b), or if this clause otherwise applies, Vision grants to the Network
          Shareholder:

          (i) if its Equity Securities in Vision are transferred under clause 31A.4(b), an option to subscribe for all (and not only some) of the Short Option Interest in Vision;

          (ii) if its Ownership Interests in MovieCo are transferred under clause 31A.4(b), an option to purchase from Vision all (and not only some) of the Short Option Interest in MovieCo; and

          (iii) if its Ownership Interests in SportsCo are transferred under clause 31A.4(b), an option to purchase from Vision all (and not only some) of the Short Option Interest in SportsCo,

          in each case on the terms set out in Schedule 11A.

31.A6  More than one Proceeding and/or Decision

       The parties acknowledge that one or more Proceedings may be commenced at or about the same time or at different times, and that one or more Decisions may be made at or about the same time or at different times. If so, this clause 31.A will apply to each such Proceedings and Decision.

31.A7  Equal Treatment

       Without limiting clause 31.A3(a) the parties must, in carrying out any negotiations referred to in clause 31.A3(a) and in agreeing to any alternative arrangements or restructuring, afford equal treatment to Seven and Nine and not favour either of Seven or Nine over the other of them. The equal treatment referred to in this clause would include but not be limited to:

       (a) affording both of Seven and Nine the opportunity to participate in any negotiations, suggested by any party, or opportunity relating to any such arrangements or restructuring;

       (b) not entering into any agreement, arrangement or understanding with either Nine or Seven without having given the other of them the opportunity to engage in discussions with negotiations relating to that agreement, arrangement or understanding and without having first obtained the consent of the other of them to the agreement, arrangement or understanding.


32.  CONTROL PUT AND CALL OPTIONS

32.1 In this clause 32:

     (a) "Call Option" means the rights granted to the Other Shareholders under clause 32.2(b).

     (b)  "Call Option Notice" means the notice to be given under clause
          32.6(b).

     (c) "Control Option Price" means, in respect of each Other Shareholder (or its Nominee) its Shareholder Proportion of the Market Value of Seven's Equity Securities determined as at the date of the Exercise Condition Notice.

     (d)  "Exercise Condition" is that a Prohibited Shareholder at any time:

          (i) directly or indirectly holds in excess of 50% of the Ownership Interests (other than by reason of paragraph (e) of the definition of "Ownership Interests") in Seven; or

          (ii) controls or is able to control, directly or indirectly, alone or together with an Associate:

               A. the appointment of, 50% or more of the directors to the board of Seven; or

               B. 50% of the votes able to be cast at a meeting of directors of Seven assuming every director of Seven is entitled to vote.

     (e)  "Exercise Condition Notice" means a notice given under clause 32.3.

     (f) "Nominee" means the person that an Other Shareholder procures, in accordance with clause 32.7(b) or clause 32.8 to purchase some or all of the Equity Securities the subject of the Put Option or the Call Option respectively.

     (g)  "Other Shareholders" means the Shareholders other than Seven.

     (h)  "Put Option" means the option granted to Seven under clause 32.2(a).

     (i)  "Put Option Notice" means a notice given under clause 32.6(a).

     (j)  "Seven" means Seven or its permitted transferees under clause 18.3.

     (k) "Shareholder Proportion" means, in respect of each Other Shareholder (or its Nominee), the proportion which the Other Shareholder's Equity Proportion bears to the aggregate of all Other Shareholders' Equity Proportions calculated as at the date of the Exercise Condition Notice and for the purposes of clause 32.7(e) and the definition of "Control Option Price" as if the Nominee had acquired from the Shareholder that nominated it, such number of Equity Securities as conferred on the relevant Shareholders the right to acquire the proportion of Seven's Equity Securities the relevant Nominee agrees to acquire.

32.2 Grant of Put Option and Call Option

     (a) Each Other Shareholder grants to Seven an option, on satisfaction of the Exercise Condition, to require it to purchase or procure the purchase of its Shareholder Proportion of all (and not some) of Seven's Equity Securities for the Control Option Price subject to and in accordance with the terms and conditions set out in this clause 32.

     (b) Seven grants to the Other Shareholders an option, on satisfaction of the Exercise Condition, to require Seven to sell all (and not some) of Seven's Equity Securities to the Other Shareholders or their respective Nominees subject to and in accordance with the terms and conditions set out in this clause 32.

32.3 Exercise Condition Notice

     If a Shareholder becomes aware that the Exercise Condition is satisfied, it may within 20 Business Days of becoming aware of the Exercise Condition being satisfied give to Seven and all the Other Shareholders and Vision (or if the Shareholder is Seven, to Vision and all of the Other Shareholders) a notice in writing specifying that the Exercise Condition has been satisfied and details of the basis for satisfaction of the Exercise Condition.

32.4 Valuation

     Within 5 Business Days after receipt by Seven (or Vision, if the Exercise Condition Notice is given by Seven) of an Exercise Condition Notice the Shareholders must initiate the determination of the Market Value of Seven's Equity Securities as at the date the Exercise Condition Notice is given in accordance with clause 24.3.

32.5 Necessary Approvals

     (a) If section 26 of FATA would apply to the acquisition of an Other Shareholder of Seven's Equity Securities pursuant to the Call Option or the Put Option then that Other Shareholder must make application to the Treasurer under section 26 of FATA within 10 Business Days after receipt of an Exercise Condition Notice and the Other Shareholder must further do everything necessary or desirable (which is reasonable and within its authority or power to do) to obtain the requisite approval; and

     (b) subject to (a) if the giving of a Put Option Notice or Call Option Notice would be contrary to clause 14.2 or any acquisition or sale pursuant to any such notice would cause any Other Shareholder to be in breach of clause 14.2 then the other Shareholders must do everything necessary or desirable (which is reasonable and within its authority or power to do) to obtain any necessary consents or approvals required within 20 Business Days after receipt of an Exercise Condition Notice.

32.6 Exercise of Options

     (a) Within 30 Business Days of the Market Value Determination Date of Seven's Equity Securities Seven may exercise the Put Option by giving a notice to the Other Shareholders requiring the Other Shareholders to acquire or procure the acquisition of all of its Equity Securities in accordance with clause 32.7; and

     (b) if Seven does not give the Other Shareholders a Put Option Notice within that time Seven loses the right to give a Put Option Notice in relation to that Exercise Condition Notice and any Other Shareholder may exercise the Call Option by giving Seven a notice within a further 30 Business Days requiring Seven to offer all of its Equity Securities to the Other Shareholders and, if relevant, other persons in accordance with clause 32.8.

32.7 Put Option

     (a)  If an Exercise Condition Notice is given and:

          (i) section 26 of FATA would apply to the acquisition by an Other Shareholder of Seven's Equity Securities pursuant to the Put Option and the requisite approval is not obtained without conditions or is not deemed to have been obtained within the sum of:

               A. 10 Business Days from the date of the Exercise Condition Notice; and

               B. the period of 40 days (or such other period as may be provided for the purposes of section 26(2)(b)(i) of FATA) unless the Treasurer issues an order under section 22 of FATA in which case the period will be extended by the number of days equal to the period for which that order has effect; or

          (ii) otherwise than by reason of FATA, any acquisition by an Other Shareholder under the Put Option would be contrary to clause 14.2 or would cause any Other Shareholder to be in breach of clause
               14.2 at the date 20 Business Days after receipt of the Exercise Condition Notice,

          then if Seven gives the Other Shareholders a Put Option Notice, the relevant Other Shareholder must procure another person or persons nominated in writing by it to Seven in accordance with clause 32.7(b) to purchase the Equity Securities that it would otherwise be required to purchase under this clause;

     (b) An Other Shareholder may only nominate a person for the purposes of clause 32.7(a) if:

          (i)    the nominee is not a Prohibited Shareholder;

          (ii) the acquisition of Equity Securities by the nominee under this clause would not be in breach of clause 14.2;

          (iii)  the nominee has entered into a Deed of Accession; and

          (iv) any Guarantee required in respect of the nominee has been given,

          and the Other Shareholder must make such nomination by the date which is the later of the day 30 Business Days after the expiration of the period referred to in clause 32.7(a)(i) and the day which is 20 Business Days after receipt of the Put Option Notice;

     (c) The parties will take all action reasonably necessary to determine within 10 Business Days of a request by an Other Shareholder the matters referred to in clause 19.3 in respect of any person which the Other Shareholder proposes to nominate for the purposes of clause 32.7(b);

     (d) Completion of the purchase of Seven's Equity Securities pursuant to the exercise of the Put Option must take place within 10 Business Days of:

          (i)    receipt by the Other Shareholder of the Put Option Notice; or

          (ii) where approval has been sought and is granted under FATA in accordance with paragraph (a)(i), the date on which the Other Shareholder receives or is deemed to receive approval under section 26 of FATA; or

          (iii) where the Other Shareholder must nominate another person in accordance with paragraph (a), the last date on which all nominations must be made,

          in accordance with clause 32.7(e) at a time and place to be agreed by failing agreement at 2.00pm at Vision's registered office on last day of the 10 Business Day period; and

     (e) On the day appointed for completion under clause 32.7(d) each Other Shareholder must give to Seven or procure its nominee to give to Seven a bank cheque in payment of the purchase monies for its Shareholder Proportion of Seven's Equity Securities less:

          (i) the proportion of the Equity Securities it is to acquire multiplied by all costs incurred by that Other Shareholder in valuing Seven's Equity Securities (including but not limited to the cost of any valuer); and

          (ii) all stamp duty payable in respect of the Transfer of the relevant Equity Securities to it;

          and Seven must upon receipt of the cheque give to the Other Shareholder (or its Nominee) an executed transfer and share certificates in respect of the Equity Securities to be sold.

32.8 Call Option

     If an Other Shareholder gives Seven a Call Option Notice:

     (a) on the date the Call Option Notice is given, Seven is deemed to have issued an irrevocable Offer Notice to the Board under clause 19.2 in respect of an Offer under clause 19.1(a)(ii);

     (b) the Sale Securities the subject of the Offer Notice will be all the Equity Securities of Seven;

     (c)  the Sale Price of the Sale Securities will be the Control Option
          Price;

     (d) clauses 19.1 to 19.15 will apply to the offer, acceptance and sale of Seven's Equity Securities to the Other Shareholders except that:

          (i) in clause 19.1 the reference to "after the Standstill Period" is deleted, paragraph (c) does not apply and the offer is of all of Seven's Equity Securities for the Market Value at the date the Exercise Condition Notice is given;

          (ii)   clauses 19.2, 19.3, 19.10, 19.12, 19.13 and 19.14(a) do not apply and the remainder of clauses 19.1 to 19.15 shall apply as if:

                 A. references in clauses 19.6 and 19.8 to clause 19.10(a) are taken as references to clause 32.8(d)(v); and

                 B. references in clauses 19.14 and 19.15 to clause 19.12 are taken to be references to clauses 32.8(d)(iv);

          (iii)  any reference to the Seller is to Seven;

          (iv) subject to paragraph (v), completion of the transfer of Seven's Equity Securities must take place within 10 Business Days after the last date on which offers are open for acceptance under paragraph (d) at a time and place to be agreed or failing agreement at 2.00pm at Vision's registered office on the day being 10 Business Days after the last date on which offers are open for acceptance;

          (v) if at the end of the process referred to in this clause 32.8 (including under clause 32.8(f)) not all of Seven's Equity Securities have been agreed to be acquired or have been acquired, then Seven cannot require the Other Shareholders to acquire under this clause 32.8(d) and the Other Shareholders cannot require Seven to sell any Equity Securities and any contract in relation to such sale and purchase will be of no effect;

          (vi) each offer in each round of offers may only be accepted in whole and not in part; and

          (vii) the other shareholders will be liable for all costs incurred in valuing Seven's Equity Securities in the same proportions that the Equity Proportion of each bears to the aggregate of their Equity Proportions and each Other Shareholder or Nominee will be liable for stamp duty on the transfer of Equity Securities purchased by it;

     (e) each Other Shareholder or its nominee must pay to Seven the Control Option Price 12 months after completion of the transfer of the Equity Securities to the Other Shareholders or their nominees;

     (f) if not all of the Equity Securities of Seven have been agreed to be acquired after the procedure referred to in clause 32.8(d) has been concluded the Other Shareholders may by unanimous resolution nominate a Third Party ("Nominee") to acquire such of the Equity Securities as they have not agreed to acquire ("Remaining Equity Securities") and upon the Other Shareholders notifying Seven in writing of the identity of such a Third Party that Third Party will be entitled to acquire the Remaining Equity Securities within a period of 10 Business Days after the last date on which a person could accept an offer under clause
          32.8(d) so long as the Third Party:

          (i)    is not a Prohibited Shareholder;

          (ii) complies with clauses 32.8(d)(iv) and 32.8(e) as if it were an Other Shareholder; and

          (iii) complies with clause 20.1(b) and 20.1(d) (clause 20.1(d) being modified in its operation so as to apply to a Third Party).

32.9 Rights

     (a) All rights attaching to the Equity Securities of Seven, its (and its Ultimate Holding Company) rights of access to information under this Agreement and all rights of Directors appointed by Seven and the alternates of those Directors (including but not limited to rights to information, voting rights and the right to attend meetings) are suspended from the date an Exercise Condition Notice is given until the earlier of:

          (i) Seven transferring all of its Equity Securities to other persons in accordance with this Agreement (other than clause 18.3); or

          (ii) if no Put Option Notice or Call Option Notice has been given within the period referred to in clause 32.6(a) or 32.6(b), the day after the date on which the period referred to in clause 32.6(b) expires and if a Call Option Notice has been given to it, the day after the date on which the period for acceptance of all offers or nomination under clause 32.8 has expired if not all Seven's Equity Securities have been acquired or agreed to be acquired.

     (b) If not all of Seven's Equity Securities are acquired by other persons under clause 32.8, Seven's rights to retain its Equity Securities or Transfer its Equity Securities to other persons in accordance with the terms of this Agreement are unaffected.


32A.   SPORTSCO PUT AND CALL OPTIONS

32A.1  In this clause 32:

       (a) "Adjusted Cost Incurred Value" in relation to Ownership Interests in SportsCo means an amount equal to:

            (i) the aggregate of all amounts paid or required to be paid to SportsCo in the nature of shareholder contributiions and in respect of Ownership Interests, prior to the date at which the Adjusted Cost Incurred Value is to be determined,and

          (ii) interest at the rate of 18% per annum on each such amount from the date it was paid capitalising at the end of each year until the date at which the Adjusted Cost Incurred Value is to be determined, multiplied by the proportion that the Ownership Interests the subject of the option comprise of all Ownership Interests in SportsCo.

     (b)  "Call Option" means the rights granted to Vision under clause
          32A.2(b).

     (c)  "Call Option Notice" means the notice to be given under clause
          32A.6(b).

     (d) "Control Option Price" means the higher of the Market Value of the SportsCo Shareholder's Ownership Interests determined as at the date of the Exercise Condition Notice and the Adjusted Cost Incurred Value of the SportsCo Shareholder's Ownership Interests.

     (e)  "Exercise Condition" is that:

          (i)  a Prohibited Shareholder at any time:

               A. directly or indirectly holds in excess of 50% of the Ownership Interests (other than by reason of paragraph (e) of the definition of "Ownership Interests") in the SportsCo Shareholder; or

               B. controls or is able to control, directly or indirectly, alone or together with an Associate:

                    (1) the appointment of, 50% or more of the directors to the board of the SportsCo Shareholder; or

                    (2) 50% of the votes able to be cast at a meeting of directors of the SportsCo Shareholder assuming every director of the SportsCo Shareholder is entitled to vote.

     (e)  "Exercise Condition Notice" means a notice given under clause 32A.3.

     (f) "Nominee" means the person that Vision procures, in accordance with clause 32A.7(b) or clause 32A.8 to purchase some or all of the Ownership Interests the subject of the Put Option or the Call Option respectively.

     (g) "Prohibited Shareholder" has the same meaning as defined in clause 1.1 except that paragraphs (c), (d) and (e) of that definition will be disregarded.

     (h) "Put Option" means the option granted to the SportsCo Shareholder under clause 32A.2(a).

       (i)  "Put Option Notice" means a notice given under clause 32A.6(a).

       (j) "SportsCo Shareholder" means Nine or Seven or any permitted transferee while it holds any Ownership Interests in SportsCo.

32A.2  Grant of Put Option and Call Option

       (a) Vision grants to the SportsCo Shareholder an option, on satisfaction of the Exercise Condition, to require it to purchase or procure the purchase of all (and not some) of the SportsCo Shareholder's Ownership Interests in SportsCo for the Control Option Price subject to and in accordance with the terms and conditions set out in this clause 32A.

       (b) The SportsCo Shareholder grants to Vision an option, on satisfaction of the Exercise Condition, to require the SportsCo Shareholder to sell all (and not some) of the SportsCo Shareholder's Ownership Interests in SportsCo to Vision or its Nominees subject to and in accordance with the terms and conditions set out in this clause 32A.

32A.3  Exercise Condition Notice

       If Vision (or the SportsCo Shareholder) becomes aware that the Exercise Condition is satisfied, it may within 20 Business Days of becoming aware of the Exercise Condition being satisfied give to the SportsCo Shareholder (or Vision) a notice in writing specifying that the Exercise Condition has been satisfied and details of the basis for satisfaction of the Exercise Condition.

32A.4  Valuation

       Within 5 Business Days after receipt by the SportsCo Shareholder (or Vision if the Exercise Condition Notice is given by the SportsCo Shareholder) of an Exercise Condition Notice, Vision must initiate the determination of the Market Value of the SportsCo Shareholder's Ownership Interests in SportsCo as at the date the Exercise Condition Notice is given in accordance with clause 24.3 and the Adjusted Cost Incurred Value.

32A.5  Necessary Approvals

       (a) If section 26 of FATA would apply to the acquisition by Vision of the SportsCo Shareholder's Ownership Interests pursuant to the Put Option then Vision must make application to the Treasurer under section 26 of FATA within 10 Business Days after receipt of an Exercise Condition Notice and must further do everything necessary or desirable (which is reasonable and within its authority or power to do) to obtain the requisite approval; and

       (b) subject to (a) if the giving of a Put Option Notice or Call Option Notice would be contrary to clause 14.2 or any acquisition or sale pursuant to any such notice would cause Vision to be in breach of clause 14.2 then Vision must do everything necessary or desirable (which is reasonable and within its authority or power to do) to obtain any necessary consents or approvals required within 20 Business Days after receipt of an Exercise Condition Notice.

32A.6  Exercise of Options

       (a) Within 30 Business Days of the Market Value Determination Date of the SportsCo Shareholder's Ownership Interests in SportsCo, the SportsCo Shareholder may exercise the Put Option by giving a notice to Vision requiring it to acquire or procure the acquisition of all of its Ownership Interests in accordance with clause 32A.7; and

       (b) if the SportsCo Shareholder does not give Vision a Put Option Notice within that time, the SportsCo Shareholder loses the right to give a Put Option Notice in relation to that Exercise Condition Notice and Vision may exercise the Call Option by giving the SportsCo Shareholder a notice subject to clause 32A.9 within a further 30 Business Days requiring the SportsCo Shareholder to offer all of its Ownership Interests to Vision and, if relevant, other persons in accordance with clause 32A.8.

32A.7  Put Option

       (a)  If an Exercise Condition Notice is given and:

            (i) section 26 of FATA would apply to the acquisition by Vision of the Ownership Interests of the SportsCo Shareholder pursuant to the Put Option and the requisite approval is not obtained without conditions or is not deemed to have been obtained within the sum of:

                 A. 10 Business Days from the date of the Exercise Condition
                    Notice; and

                 B. the period of 40 days (or such other period as may be
                    provided for the purposes of section 26(2)(b)(i) of FATA) unless the Treasurer issues an order under section 22 of FATA in which case the period will be extended by the number of days equal to the period for which that order has effect; or

            (ii) otherwise than by reason of FATA, any acquisition by Vision under the Put Option would be contrary to clause 14.2 or would cause Vision to be in breach of clause 14.2 at the date 20 Business Days after receipt of the Exercise Condition Notice,

            then if the SportsCo Shareholder gives Vision a Put Option Notice, Vision must procure another person or persons nominated in writing by it to the SportsCo

            Shareholder in accordance with clause 32A.7(b) to purchase the Ownership Interests that it would otherwise be required to purchase under this clause;

       (b) Vision may only nominate a person for the purposes of clause 32A.7(a) if:

            (i)   the nominee is not a Prohibited Shareholder;

            (ii) the acquisition of the Ownership Interests by the nominee under this clause would not be in breach of clause 14.2;

            (iii) the nominee has entered into a deed of accession in favour of
                  Vision and SportsCo in respect of SportsCo;

            and Vision must make such nomination by the date which is the later of the day 30 Business Days after the expiration of the period referred to in clause 32A.7(a)(i) and the day which is 20 Business Days after receipt of the Put Option Notice;

       (c) Completion of the purchase of the SportsCo Shareholder's Ownership Interests pursuant to the exercise of the Put Option must take place within 10 Business Days of:

            (i)   receipt by Vision of the Put Option Notice; or

            (ii) where approval has been sought and is granted under FATA in accordance with paragraph (a)(i), the date on which Vision receives or is deemed to receive approval under section 26 of FATA; or

            (iii) where Vision must nominate another person in accordance with paragraph (a), the last date on which all nominations must be made,

            in accordance with clause 32A.7(d) at a time and place to be agreed by or failing agreement at 2.00pm at Vision's registered office on the last day of the 10 Business Day period; and

       (d) On the day appointed for completion under clause 32A.7(c) Vision must give to the SportsCo Shareholder or procure its nominee to give to the SportsCo Shareholder a bank cheque for the aggregate of the principle amounts of the loans made by the SportCo Shareholder to SportCo and a bank cheque in payment of the purchase monies less:

            (i) the costs incurred by Vision in valuing the Ownership Interests of the SportsCo Shareholder (including but not limited to the costs of any valuer); and

            (ii) all stamp duty payable in respect of the transfer of the
                 Ownership Interests to it,
            and the SportsCo Shareholder must upon receipt of the cheque give to Vision (or its Nominee) an executed transfer and share certificates or other documents of title in respect of the Ownership Interests to be sold and any necessary documentation to effect a transfer or novation of all loans made by the SportsCo Shareholder to SportsCo.

32A.8   Call Option

        If Vision gives a Call Option Notice on the date the Call Option Notice is given, the SportsCo Shareholder is bound to sell the SportsCo Shareholders Ownership Interests to Vision for the Control Option Price and transfer or prerate the remainder of all loans made by the SportsCo Shareholder to SportsCo.

32.A9 If an Exercise Condition Notice is given and section 26 of FATA would apply to the acquisition by Vision of the Ownership Interests pursuant to the Call Option the date by which Vision may exercise the Call Option pursuant to clause 32A.6 is extended by 10 Business Days and the aggregate of:

             (a) 10 Business Days from the date of the Exercise Condition Notice; and

             (b) the period of 40 days (or such other period as may be provided for the purposes of section 26(2)(b)(i) of FATA) unless the Treasurer issues an order under section 22 of FATA in which case the period will be extended by the number of days equal to the period for which that order has effect.

32A.10 Completion of the purchase of the SportsCo Shareholder's Ownership Interests in SportsCo pursuant to the exercise of the Call Option must take place within 10 Business Days of receipt by the SportsCo Shareholder of the Call Option Notice at a time and place to be agreed by or failing agreement at 2.00pm at Vision's registered office on the last day of the 10 Business Day period.

32A.11 On the day appointed for completion under clause 32A10 the SportsCo Shareholder must give to Vision (or its Nominee) an executed transfer and share certificates or other documents of title in respect of the Ownership Interests to be sold and any necessary documentation to effect a transfer or novation of all loans made by the SportsCo Shareholder to SportsCo.

32A.12  Vision must pay to the SportsCo Shareholder the Control
        Option Price for the SportsCo Shareholder's Ownership Interests and an amount equivalent to the aggregate of the principal amounts of the loans made by the SportsCo Shareholder to SportsCo 12 months after completion of the transfer of the Ownership Interests to Vision referred to in clause 32A.10

32A.13 Vision will be liable for all costs incurred in valuing the SportsCo Shareholder's Ownership Interests to be purchased pursuant to exercise of the Call Option under clause 32A.8 and will also be liable for stamp duty on the transfer to it of the Ownership Interests purchased by it.

33.     EXCLUSION OF IMPLIED RELATIONSHIPS

        The parties agree that:

        (a) the rights, duties and obligations and liabilities of the parties under this Agreement are several and not joint or joint and several;

     (b) nothing expressed or implied in this Agreement will constitute or be construed to constitute a party as the partner, agent, employee or representative of another party or place a party in a fiduciary relationship with another party; and

     (c) a party has no authority to act for or to create or assume any responsibility for or obligation of another party.


34.  CONFLICT WITH ARTICLES OF ASSOCIATION

     Subject to the Corporations Law, if there is any conflict between the provisions of this Agreement and the Articles, the provisions of this Agreement will prevail and on written request by a party to the Shareholders, the Shareholders must cause the Articles to be amended in order to resolve that conflict.


35.  ASSIGNMENT

     A party may not assign its rights under this Agreement except:

     (a) with the prior written consent of the other parties which each party may withhold in its sole discretion; or

     (b)  as expressly permitted by this Agreement.

36.  EXERCISE OF RIGHTS

     A party may exercise a right, power or remedy in its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by a party does not prevent a further exercise of that or of any other right, power or remedy. Failure by a party to exercise or delay in exercising a right, power or remedy does not prevent its exercise.


37.  WAIVER AND VARIATION

37.1 The failure, delay or omission by a party to exercise any power or right conferred upon that party by this Agreement will not operate as a waiver of that power or right, nor will any single exercise of any such power or right preclude any other or future exercise of the power, or the exercise of any other power or right under this Agreement.

37.2 A waiver of any provision of this Agreement, or consent to any departure by a party from any provision of this Agreement, shall be in writing and signed by or on behalf of all parties and is effective only to the extent for which it is given.

38.  APPROVALS AND CONSENTS

     A Shareholder may give conditionally or unconditionally or withhold its approval or consent in its discretion unless this Agreement states otherwise.


39.  REMEDIES CUMULATIVE

     Subject to clauses 12.10 and 23.7(b)(i), the rights, powers and remedies provided in this Agreement are cumulative with the rights, powers or remedies provided by law independently of this Agreement.


40.  FURTHER ASSURANCES

     Each party must, at its own expense, do everything reasonably necessary to give full effect to this Agreement and refrain from doing anything that may hinder the performance of this Agreement.


41.  REPRESENTATIONS AND WARRANTIES

41.1 Notwithstanding any other provision of any other Transaction Agreement, each of the parties severally represents and warrants to each other that it is a corporation duly constituted and validly existing under the laws of the country of its organisation and has all requisite powers to own property and, subject to clause 41.2, has the necessary power to bind itself in relation to each of the Transaction Agreements in the manner contemplated by each of the Transaction Agreements and to execute, deliver and perform each of the Transaction Agreements and to become bound thereby.

41.2 Each of the parties severally represents and warrants to each other that each Transaction Agreement has been validly executed by it or a Related Corporation or on its behalf and constitutes the valid, binding and enforceable obligations of it in accordance with its terms, subject to a court granting equitable remedies declaring the agreement as invalid or void or enjoining performance of the agreement or declaring as valid the decision of any relevant authority requiring one or more of the Transaction Agreements (or obligations thereunder) to be cancelled or terminated.

41.3 Each of the Shareholders severally represents and warrants to each other party that it is the beneficial owner of all Equity Securities which are or are to be registered in its name and will continue to be the beneficial owner, subject to the terms of this Agreement and any Equity Securities or Ownership Interests the subject of a Transfer to be effected by it in accordance with the Agreement will be free of any Encumbrance.

41.4 Optus warrants that as at the date of this Agreement and the Commencement
     Date:

     (a) it is the legal and beneficial owner of all the issued Shares which are free of all Encumbrances and other third party interests or rights;

     (b) it is able to sell and transfer the Shares without the consent of any other person and free of any pre-emptive rights or rights of first refusal;

     (c) Vision is not under any obligation to issue or allot, and has not granted any person the right to call for the issue or allotment, of any Equity Securities at any time; and

     (d) Vision has not granted or created, or agreed to grant or create, any Encumbrances in respect of the assets of Vision.

41.5 Each of the parties severally agrees that it shall not exercise its rights or powers granted under this Agreement in such a manner as to cause Vision (or any Subsidiary) to breach:

     (a)  BSA;

     (b)  the Corporations Law;

     (c)  the Telecommunications Act;

     (d)  FATA; or

     (e)  Trade Practices Act 1974 (Cth).

41.6 Each of the parties severally agrees that no party makes any representation or warranty to any other party other than as expressly referred to in this Agreement and each party enters into this Agreement and (where applicable) becomes a Shareholder or acquires Equity Securities entirely on the basis of its own investigations and decisions and not in reliance on any act or representation made by any other party.

41.7 Each Shareholder will, subject to clause 41.8, severally indemnify Optus Administration rateably:

     (a) until a Shareholder is issued Shares in accordance with clause 4.1, in accordance with its Equity Proportion specified in Schedule 1 (and for this purpose that Shareholder shall be deemed to have that Equity Proportion); and

     (b) thereafter in accordance with its Equity Proportion (calculated as at the date that the relevant payment was due by Vision),

     against all losses, costs and expenses Optus Administration suffers or incurs as a direct result of:

     (c) any failure by Vision for any reason (including, without limitation, the occurrence of a default under clause 23.1(g), (h) or (i) (but with each express or implied reference in those paragraphs to a Shareholder being taken to be a reference to Vision )) to duly and punctually pay any money, debts or liabilities payable from time to time by

          Vision to Optus Administration under the Staffing Administration Services Agreement; and

     (d) any failure by a person for any reason (including, without limitation, the occurrence of an event of default under clause 23.1(g), (h) or
          (i) (but with each express or implied reference in those paragraphs to a Shareholder being taken to be a reference to Vision)) to duly and punctually pay any money, debts or liabilities payable from time to time by that person to Optus Administration under an agreement which all the Shareholders agree is to be covered by this indemnity.

41.8 Each Shareholder must as a principal debtor pay to Optus Administration within 15 Business Days of any demand its share of the amount of all losses, costs and expenses referred to in clause 41.7.

41.9 The indemnity in clause 41.7 is a continuing indemnity and will continue to bind each Shareholder:

     (a) after it has ceased to be a Shareholder in relation to its share of any amounts demanded by Optus Administration under clause 41.8 prior to the date it ceased to be a Shareholder; and

     (b)  notwithstanding any dealing, matter or thing not specified in clauses
          41.7 to 41.9(a) which, but for this paragraph (b), could or might operate to affect or discharge the liability of a Shareholder under clauses 41.7 and 41.8.

42.  SEVERABILITY

42.1 Notwithstanding any other provision of any other Transaction Agreement, if all or any part of a provision of any of the Transaction Agreements are:

     (a) invalid or unenforceable in a jurisdiction then all or that part of that provision is to be read down for the purposes of that jurisdiction, if possible so as to be valid and enforceable and otherwise is severed to the extent of the invalidity or unenforceability for that jurisdiction. The remainder of the Transaction Agreements have full force and effect and the validity or enforceability of that provision in other jurisdictions is not affected; or

     (b) declared or ordered to be unenforceable or void or performance thereof is enjoined by a Court of competent jurisdiction then, subject thereto, the remainder, if any, of the Transaction Agreements, has full force and effect and the validity or enforceability thereof is not affected.

42.2 If any proceedings are commenced by any person against a party seeking remedies ordering or declaring any Transaction Agreement to be invalid or unenforceable or void or enjoining performance of any Transaction Agreement, the party must take all reasonable actions in respect of the proceedings to ensure that the proceedings are unsuccessful. For the purposes of clause 41.2, a court does not grant equitable remedies declaring a Transaction Agreement as invalid or void or enjoining performance of the agreement, and for the purposes of clause 42.1(b), a court does not declare or order to be unenforceable or void or enjoin performance of all or any part of a Transaction Agreement, unless and until all appeals against the decision of the court are prosecuted by the party with all due care and skill and are exhausted without the decision being substantially overturned.


43.  ENTIRE AGREEMENT AND MODIFICATION

43.1 Subject to any agreement to the contrary the Transaction Agreements constitute the entire agreement of the Shareholders about their subject matter and any previous understandings or agreements on that subject matter cease to have any effect. Without limiting the previous sentence, the terms of the agreement made between Seven Network Limited, Optus, Continental Cablevision Inc and Publishing and Broadcasting Limited pursuant to the letters of 27 and 28 April 1995 are superseded by and merged in the Transaction Agreements and are not to be used to construe any of the provisions of the Transaction Agreements.

43.2 This Agreement may only be modified by written agreement of all the parties.


44.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts and all those counterparts taken together will be regarded as one instrument.


45.  GOVERNING LAW AND JURISDICTION

45.1 This Agreement is governed by the law of New South Wales.

45.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales.

45.3 Continental appoints William Robert Spain of Level 4, 50 Carrington Street, Sydney, New South Wales or such other person as it may from time to time nominate in writing to the other parties to receive service of process in connection with any proceedings and any process served on him is taken to be served on Continental.

46.  NON MERGER

     None of the terms or conditions of this Agreement, or any act, matter or thing done under or by virtue of this Agreement or any other agreement, instrument or document, or judgment or order of any court or judicial proceeding, will operate as a merger of any of the rights and remedies of the parties under this Agreement, and those rights and remedies will at all times continue in force.

47.  EXECUTION BY ALL PARTIES

     This Agreement will not be binding on any party until it is executed by all the parties.

                                   SCHEDULE 1
                           INITIAL CAPITAL STRUCTURE


       Shareholder        Equity
                          Proportion

       Continental        46.5%

       Optus              46.5%

       Nine               5%

       Seven              2%

                                   SCHEDULE 2
                            APPOINTMENTS - DIRECTORS



The Shareholders agree that they will appoint the following persons as the initial Directors of Vision:


       Name                           Appointing Shareholder

       Robert Mansfield               Optus
       John Greaves
       Terry Clontz
       Martin Hannes                  Continental
       William Schleyer
       Nancy Hawthorne
       James Packer                   Nine

       Sean O'Halloran                Seven

                                   SCHEDULE 3

                            Initial Funding Program

Date              Contribution


May 1995          $165,000,000
June 1995         $ 25,000,000
July 1995                                 $ 25,000,000
August 1995                               $ 15,000,000
September 1995                            $ 25,000,000
October 1995                              $ 20,000,000
November 1995                             $ 30,000,000
December 1995                             $ 50,000,000
January 1996                              $ 55,000,000
February 1996                             $ 60,000,000
March 1996                                $ 60,000,000
April 1996                                $ 60,000,000
May 1996          $ 70,000,000
June 1996         $ 70,000,000
July 1996                                 $ 60,000,000
August 1996                               $ 55,000,000
September 1996                            $ 50,000,000
October 1996                              $ 55,000,000
November 1996                             $ 55,000,000
December 1996                             $ 50,000,000
January 1997                              $ 60,000,000
February 1997                             $ 55,000,000
March 1997                                $ 45,000,000
April 1997                                $ 45,000,000
May 1997          $ 40,000,000
                  ------------
                                        $1,300,000,000


                                   SCHEDULE 4
                               DEED OF ACCESSION

THIS DEED is made the            day of
by
of
('Acceding Party')

RECITAL

This Deed is supplemental to a shareholders' agreement dated 19 May 1995 between Continental Cablevision of Australia, Inc., Optus Communications Pty Limited ACN 052 833 208, Pay TV Holdings Pty Limited ACN 058 558 857, Tallglen Pty Limited ACN 058 439 786, Optus Networks Pty Limited ACN 058 439 786, Optus Administration Pty Limited ACN 055 136 804 and Optus Vision Pty Limited ACN 066 518 821 ('Company') ('Shareholders Agreement') and words used in this Deed have the same meaning as in the Shareholders Agreement unless the context otherwise requires.

OPERATIVE PART

1. The Acceding Party confirms that it has been supplied with a copy of the Transaction Agreements.

2. The Acceding Party covenants with all present parties to the Shareholders Agreement (whether original or by accession) ("Parties") to observe, perform and be bound by all the terms of such of the Transaction Agreements as have been agreed for the purposes of the Transaction Agreements applicable to it as a party if, and to the intent and effect that the Acceding Party shall be deemed with effect from the date on which the Acceding Party is registered as a member of the Company to be a party to the relevant Transaction Agreements and a Shareholder (as defined in the Shareholders Agreement).

3. The Acceding Party represents and warrants to the Parties that, if it is a company it is duly constituted and validly existing under the laws of the country of its organisation and has all the requisite powers to own property and, it has the necessary power to bind itself in the manner contemplated by this Deed and to execute, deliver and perform this Deed and to be bound by it and upon it becoming a Shareholder, it will not be in breach of any of the Transaction Agreements and will not cause a party to be in breach of clause 14.2 of the Shareholders Agreement.

4. The address of the Acceding Party for the purposes of clause 31 of the Shareholders Agreement shall, until substituted in accordance therewith, be as follows:

       [    ]

5. The Acceding Party warrants to each Party that it will acquire and continue to hold all Equity Securities beneficially.

6. This Deed shall be governed by and construed in accordance with the laws of the State of New South Wales.

7. The Acceding Party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales and appoints [ ] or such other person as it may from time to time nominate in writing to the Parties to receive service of process in connection with any proceedings and any process served on him or her.

EXECUTED as a deed.

THE COMMON SEAL of [   ]
is affixed in accordance with
its articles of association
in the presence of:    .............................................


 ...........................

[or other execution clauses as may be appropriate to bind it if it does not have a common seal]

                              SCHEDULE 4 - PART B

                            OPTION DEED OF ACCESSION


THIS DEED is made the          day of
by
of
('Acceding Party')


RECITAL

This Deed is supplemental to a shareholders' agreement dated 19 May 1995 between Continental Cablevision of Australia, Inc., Optus Communications Pty Limited ACN 052 833 208, Pay TV Holdings Pty Limited ACN 058 558 857, Tallglen Pty Limited ACN 058 439 786, Optus Networks Pty Limited ACN 008 570 330, Optus Administration Pty Limited ACN 055 136 804 and Optus Vision Pty Limited ACN 066 518 821 ('Company') ('Shareholders Agreement') and words used in this Deed have the same meaning as in the Shareholders Agreement unless the context otherwise requires.


OPERATIVE PART

1. The Acceding Party confirms that it has been supplied with a copy of the Shareholders Agreement.

2. The Acceding Party covenants with all present parties to the Shareholders Agreement (whether original or by accession) ('Parties') to observe, perform and be bound by all the terms of the Shareholders Agreement applicable to it as an Optionholder (as defined in the Shareholders Agreement) to the intent and effect that the Acceding Party shall be deemed with effect from the date of completion of the purchase of the Option or it acquires any rights in respect of the Option (as the case may be) to be an Optionholder.

3. The Acceding Party represents and warrants to the Parties that, if it is a company it is duly constituted and validly existing under the laws of the country of its organisation and has all the requisite powers to own property and, it has the necessary power to bind itself in the manner contemplated by this Deed and to execute, deliver and perform this Deed and to be bound by it and upon it becoming an Optionholder, it will not be in breach of the Shareholders Agreement and will not cause a party to be in breach of clause 14.2 of the Shareholders Agreement.

4. This address of the Acceding Party for the purposes of clause 31 of the Shareholders Agreement shall, until substituted in accordance therewith, be as follows:

       [          ]

5. This Deed shall be governed by and construed in accordance with the laws of the State of New South Wales.

6. The Acceding Party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales and appoints [ ] or such other person as it may from time to time nominate in writing to the Parties to receive service of process in connection with any proceedings and any process serviced on him or her.


EXECUTED as a deed.

THE COMMON SEAL of [   ]
is affixed in accordance with
its articles of association
in the presence of:    .............................................


 ...........................

                                   SCHEDULE 5

                                   GUARANTEE



Deed Poll dated ________________________________________________________ 199

BY: [   ]  ("Guarantor")



RECITALS

A.   The Guaranteed Shareholder is or will be a party to the Shareholders
     Agreement.

B. It is a requirement of the Shareholders Agreement that the Guarantor guarantees the performance by the Guaranteed Shareholder of each Obligation.

C. The Guarantor is a Holding Company of the Guaranteed Shareholder and agrees to guarantee the performance by the Guaranteed Shareholder of each Obligation in accordance with this Guarantee.

D. The Guarantor has agreed to perform or procure the performance of those obligations which the Shareholders Agreement or a Guaranteed Transaction Agreement expresses to be required to be performed by the Guarantor or Related Corporations of the Guaranteed Shareholder.

OPERATIVE PROVISIONS

1    DEFINITIONS AND INTERPRETATION

1.1 In this Guarantee (including the Recitals) the following words and expressions have the meanings stated in this clause unless the context otherwise requires.

     "Guarantee" means this Deed Poll, including the recitals.

     "Guaranteed Transaction Agreement" means a Transaction Agreement that the Shareholders and the Guaranteed Shareholder agree or have agreed is a Guaranteed Transaction Agreement for the purposes of this Guarantee.

     "Failed Obligation" means an Obligation that the Guaranteed Shareholder fails to perform or observe on or by the due date for performance or observance of that

     Obligation in accordance with the Shareholders Agreement or any Guaranteed Transaction Agreement.

     "Insolvency Event" means, in relation to a corporation, any of the events described in paragraphs 23.1(g), (h) or (i) of the Shareholders Agreement.

     "Guaranteed Shareholder" means [insert details] or any permitted transferee of it or of any subsequent Guaranteed Shareholder under clause 18.3.

     "Shareholder" has the meaning given to that term in the Shareholders Agreement but does not include the Guaranteed Shareholder.

     "Obligation" means an obligation that the Guaranteed Shareholder must perform or observe in accordance with the Shareholders Agreement or any Guaranteed Transaction Agreement, including continuing obligations that are expressed to survive either or both of termination of the Shareholders Agreement or the Guaranteed Transaction Agreement, or release in accordance with clause 22.2 of the Shareholders Agreement or a clause of the Guaranteed Transaction Agreement agreed for the purposes of this definition.

     "Shareholders Agreement" means the Optus Vision Shareholders Agreement which includes, amongst other things, details regarding the affairs and management of Vision and the respective rights and obligations of the Shareholders and the Guaranteed Shareholder in relation to Vision.

     "Vision" means Optus Vision Pty Limited ACN 006 518 821 of Level 13, 141 Walker Street, North Sydney, New South Wales, Australia.

     Terms used and not defined in this Guarantee have the meaning given to them in the Shareholders Agreement.

1.2  In this Guarantee unless the context otherwise requires:

     (a) headings are for convenience only and do not affect the interpretation of this Guarantee;

     (b)  the singular includes plural and vice versa;

     (c) the word "person" includes a body corporate, an unincorporated association or an authority;

     (d)  a reference to a party includes its successors and permitted assigns;

     (e) a reference to a document includes any amendment, replacement or novation of it;

     (f) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

     (g) a reference to any matters agreed between two or more parties is a reference to an agreement in writing signed by a duly appointed attorney or an authorised representative of each of those parties;

     (h) where any word or phrase is given a definite meaning in this Guarantee any part of speech or other grammatical form of the word or phrase has a corresponding meaning; and

     (i) a reference to a statute includes a reference to a regulation, proclamation, ordinance or by-law and to a statute, regulation, proclamation, ordinance or by-law amending, consolidating or replacing it.

2    GUARANTEE AND INDEMNITY

2.1 The Guarantor guarantees to each Shareholder as at the date of this Deed Poll, Optus Administration and Vision and each other Shareholder the due and punctual observance and performance by the Guaranteed Shareholder of each Obligation.

2.2 If the Guaranteed Shareholder fails to perform or observe an Obligation, the Guarantor must, within 5 Business Days after a demand is received by a Shareholder, Optus Administration or Vision in accordance with clause 2.5, perform or procure the performance or observance of that Obligation where that Obligation is capable of being rectified.

2.3 Subject to clause 4, the Guarantor indemnifies and must keep indemnified each Shareholder, Optus Administration and Vision for all costs, loss, damage or expense suffered or incurred by that Shareholder, Optus Administration or Vision, as the case may be, as a result of any failure or inability of the Guarantor or Guaranteed Shareholder to perform or observe or procure the performance or observance of a Failed Obligation.

2.4 The Guarantor's obligations under this Guarantee are principal obligations and are not ancillary or collateral to any other obligations. A Shareholder, Optus Administration or Vision may enforce its rights against the Guarantor under clauses 2.1 to 2.3 without first having recourse to any other remedy against the Guaranteed Shareholder.

2.5 In order to make a claim under this Guarantee the Shareholders, Optus Administration or Vision must give the Guarantor notice of any Failed Obligation and must include particulars of that Failed Obligation and any demand made under this Guarantee.

2.6 Other than in relation to the Obligations in clause 2.6 of the Shareholders Agreement this Guarantee is of no force or effect until each of the Conditions Precedent have been satisfied or waived.

3    NATURE OF GUARANTEE

3.1 Subject to clause 4, the Guarantor's obligations under this Guarantee are absolute and unconditional and the liability of the Guarantor under this Guarantee extends to and is not affected by any act, omission, matter or thing which, but for this provision might operate to exonerate it from the Guarantor's obligations in whole or in part including, without limitation, any one or more of the following (whether occurring with or without the consent of any person):

     (a) the grant to the Guaranteed Shareholder, the Guarantor or any other person of any time, waiver or other indulgence or concession or any whole or partial discharge or release of the Guaranteed Shareholder, the Guarantor or any other person;

     (b) any transaction or arrangement that may take place between any of the Shareholders, Vision, the Guaranteed Shareholder, the Guarantor or any other person;

     (c) the occurrence of an Insolvency Event in relation to the Guaranteed Shareholder, the Guarantor or any other person;

     (d) the fact that a Shareholder or Vision or any other person takes or fails to take any other Guarantee or Encumbrance;

     (e) the fact that a Shareholder or Vision or any other person exercises or refrains from exercising any other guarantee or Encumbrance or any of the rights, powers or remedies conferred on it by law or by any agreement, or fails to enforce, by exercise of any such rights, any obligations owing to the Shareholder or Vision by the Guaranteed Shareholder;

     (f) the variation (including a variation which increases the extent of the Obligations), replacement, extinguishment, loss, release, discharge, abandonment or transfer either in whole or in part of any agreement or document relating to the Obligations including any other guarantee or Encumbrance now or in the future held by a Shareholder or Vision from any person;

     (g) the Obligations or the obligations of the Guarantor or the obligations of any other person under any agreement or document relating to the Obligations or the obligations of the Guarantor, including any other guarantee or Encumbrance, being or becoming wholly or partially illegal, void, voidable or unenforceable;

     (h) the failure by a Shareholder or Vision to give notice to the Guarantor of any default by the Guaranteed Shareholder or any other person;

     (i) any legal limitation, disability, incapacity or other circumstance related to the Guaranteed Shareholder, the Guarantor or any other person;

     (j) the fact that any person who was intended to be bound as a guarantor or surety in respect of the Obligations does not become bound or, having done so, ceases to be so bound;

     (k) any laches, acquiescence, delay, acts, omissions or mistake on the part of, or suffered by the Guarantor, a Shareholder or Vision or any other person, in relation to this Guarantee or any other guarantee, Encumbrance, agreement or negotiable instrument;

     (l) a Shareholder or Vision becoming a party to any compromise or scheme or assignment of property by or relating to the Guaranteed Shareholder or the Guarantor or the acceptance by a Shareholder or Vision of any dividend or sum of money under such a compromise, scheme or assignment;

     (m) any judgment or rights which a Shareholder or Vision may have or exercise against the Guarantor or any other person.

3.2 If an Insolvency Event occurs in relation to the Guaranteed Shareholder ("Liquidation") the Guarantor will not prove in the Liquidation or in competition with the Shareholders or Vision unless there is no unsatisfied liability under this Guarantee or the Guarantor has obtained the prior consent of the Shareholders and Vision.

3.3 The Guarantor may not hold a Shareholder or Vision liable for any loss of any kind suffered by the Guarantor as a result (either direct or indirect) of a release or dealing with any other guarantee or Encumbrance including, without limitation, any prejudice to, or loss of the Guarantor's rights of subrogation.

3.4 Until the Obligations have been irrevocably discharged in full, the Guarantor may not, without the consent of the Shareholders and Vision:

     (a) share in any guarantee or Encumbrance held or money received by a Shareholder or Vision in respect of the Obligations, or stand in the place of a Shareholder or Vision in respect of any guarantee or Encumbrance or right to receive money;

     (b) take any steps to enforce a right or claim against the Guaranteed Shareholder in respect of any money paid by the Guarantor to the Guaranteed Shareholder under this Guarantee; or

     (c) have or exercise any rights as surety in competition with a Shareholder or Vision.


4    EXCEPTIONS AND LIMITATIONS TO OBLIGATIONS AND LIABILITY

4.1 The Guarantor's obligations under this Guarantee (including but not limited to those under clause 2.3) and its Liabilities in respect of any breach of this Guarantee are subject to the following:

     (i) if rights granted under clauses 23.2 to 23.7 of the Shareholders Agreement are exercised in respect of a Failed Obligation and all Equity Securities are acquired from the Guaranteed Shareholder then the Guarantor is not bound by any obligations contained in this Guarantee in respect of that Failed Obligation;

     (ii) the Guarantor will not be liable under this Guarantee in respect of a breach of clause of this Guarantee in circumstances where the Guaranteed Shareholder commits an Event of Default which results in the Guaranteed Shareholder's Equity Securities being acquired in accordance with clause 2 of the Shareholders Agreement;

     (iii) the Guarantor will not be liable under this Guarantee to a Shareholder or Vision in respect of an Obligation if that person has relieved the Guaranteed Shareholder from performance or the Guaranteed Shareholder is relieved from the performance of that obligation by statute or by a decision of a court or tribunal of competent jurisdiction; and

     (iv) if Vision receives damages from the Guaranteed Shareholder and/or Guarantor in respect of any Failed Obligation a Shareholder's Equity Proportion of those damages will be taken into account in determining whether it has recovered all of its damages under the Shareholders Agreement in respect of that Failed Obligation.


5    RELATED CORPORATION OBLIGATIONS

5.1 Subject to clause 4 where the Shareholders Agreement or a Guaranteed Transaction Agreement:

     (a) provides that the Guaranteed Shareholder or a Related Corporation of the Guaranteed Shareholder must perform or observe an obligation; or

     (b) requires the Guaranteed Shareholder to ensure that each of its Related Corporations perform or observe an obligation;

     the Guarantor must itself and must ensure that its Subsidiaries that are Related Corporations of the Guaranteed Shareholder and its Ultimate Holding Company perform or observe that obligation as if the Guarantor was the Guaranteed Shareholder or Related Corporation.



6    [Not used]

7    [Not used]

8    EXTENSION OF GUARANTEE

8.1 The Guarantor will be bound, in the same terms as this Guarantee, to any person who becomes a Shareholder, provided that:

     (a)  the person executes a Deed of Accession; and

     (b) the Guarantor Parent Company of that person enters into a deed in the same form as this Guarantee, if required in accordance with the Shareholders Agreement and the term "Guaranteed Shareholder" is deemed to include that Shareholder.

8.2 If the Guaranteed Shareholder Transfers part or all of its Equity Securities to a Subsidiary of the Guarantor in accordance with clause 18.3 of the Shareholders Agreement, the Guarantor guarantees the obligations of that Subsidiary to the Shareholders on the terms and conditions of this Guarantee.


9    TERMINATION OF GUARANTEE

     This Guarantee is an irrevocable and a continuing obligation of the Guarantor and will remain in full force and effect until the Guaranteed Shareholder no longer has any Obligations or is released by the Shareholders and Vision.


10   NOTICES

10.1 A notice, consent or any other communication under this Guarantee:

     (a)  must be in writing;

     (b)  must be addressed as set out below; and

     (c) must be left at the address of the addressee, or sent by prepaid post (airmail if posted to or from a place outside Australia) to the address of the addressee or sent by facsimile to the facsimile number of the addressee specified below or any other substituted address or facsimile number the addressee has specified by notice in writing to the other parties.

          The initial address and facsimile number of each party is:


          Continental

          Attention:                 The Executive Director
          Address:                   Unit 8

                    372 Eastern Valley Way
                    Chatswood  NSW
 Facsimile:         417 8182

                    Gilbert & Tobin
                    Level 4
                    50 Carrington Street
                    Sydney  NSW  2000
 Facsimile:         367 3111

                    Mr P Miehe
                    Sullivan & Worcester
                    1 Post Office Square
                    Boston Massachusetts 02109
                    USA
 Facsimile:         617 338 2880

 Optus

 Attention:         The Chief Executive Officer
 Address:           Level 29
                    101 Miller Street
                    NORTH SYDNEY  NSW  2060
 Facsimile:         342 7000


 Seven

 Attention:         The Chief Executive Officer
 Address:           14th Floor
                    1 Pacific Highway
                    NORTH SYDNEY  NSW  2060
 Facsimile:         967 7191

 Nine

 Attention:         The Chief Executive Officer
 Address:           24 Artarmon Road
                    WILLOUGHBY  NSW  2068
 Facsimile:         965 2153

 Vision

 Attention:         The Chief Executive Officer
 Address:           Tower B, Level 16

                    The Zenith Centre
                    841 Pacific Highway
                    CHATSWOOD  NSW  2067
 Facsimile:         775 9000

 Optus Networks

 Attention:         The Chief Executive Officer
 Address:           Level 29
                    101 Miller Street
                    NORTH SYDNEY  NSW  2060
 Facsimile:         342 7000

10.2 A notice, consent or any other communication takes effect from the time it is or is deemed to have been received unless a later time is specified in it.

10.3 A letter is deemed to be received 3 days after posting, or 7 days after posting, if posted to or from a place outside Australia.

10.4 A facsimile is deemed to be received at the time of dispatch if the sender receives a transmission report which confirms that the facsimile was sent in its entirety to the facsimile number of the recipient.

10.5 The Guarantor appoints [*] as its agent to receive service of notices in Australia given under this Guarantee and any process served on that person is taken to be served on the Guarantor.


11   COSTS AND STAMP DUTY

     The Guarantor shall bear or reimburse to Vision and the Shareholders on demand all stamp duty or other duties payable under the provisions of any legislation in respect of this Guarantee.


12   GENERAL

12.1 If any part or a provision of this Guarantee is invalid or unenforceable in a jurisdiction it is severed for that jurisdiction and the remainder of this Guarantee will continue to operate.

12.2 This Guarantee constitutes the entire agreement of the parties about its subject matter and supersedes any previous understandings or agreements on that subject matter.

12.3 This Guarantee is governed by the law of New South Wales. Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the Courts exercising jurisdiction there.

12.4 The Guarantor must when reasonably requested by a Shareholder or Vision do or cause to be done all things and execute all further documents which are necessary to give full effect to this Guarantee.

EXECUTED as a Deed.

Execution clause for Guarantor

                                  SCHEDULE 6

                                WORKED EXAMPLES



ASSUMPTIONS

Assume 1,000,000,000 issued Shares held by four Shareholders as follows:


Shareholder 1:      100,000,000
Shareholder 2:      200,000,000
Shareholder 3:      300,000,000
Shareholder 4:      400,000,000
                  -------------
                  1,000,000,000

EXAMPLE 1 (Round 1 - Clause 19.5)

Assume Shareholder 1 wishes to sell its 100,000,000 Shares.

Those Shares become Sale Securities, the other Shareholders are "Recipients" and the Sale Securities are offered to each Recipient under clause 19.5 as follows:

Shareholder 2:   20%  X  100,000,000
                 ---
                   20% + 30% + 40%

                   = 22,222,222 (rounded down)

Shareholder 3:   30%  X  100,000,000
                 ---
                   20% + 30% + 40%

                   = 33,333,333 (rounded down)

Shareholder 4:   40%  X  100,000,000
                 ---
                   20% + 30% + 40%

                   = 44,444,445 (rounded up)


EXAMPLE 2 (Round 2 - Clause 19.7)

Assume Shareholder 2 rejects the Round 10 offer of 22,222,222 Sale Securities under clause 19.5, but Shareholders 3 and 4 accept their Round 1 offers.

The Sale Securities of Shareholder 2 become "Remaining Sale Securities" and are offered to each of Shareholders 3 and 4. Each of Shareholders 3 and 4 is offered a proportion of the Remaining Sale Securities which that Shareholder's Equity Proportion bears to the aggregate Equity Proportions of Shareholders 3 and 4 but including Shares accepted under Round 1:

Shareholder 3:   30%  + 3.33%   X  22,222,222
                ----------------
                      33.33% + 44.44%

                      = 9,523,809 (rounded down)

Shareholder 4:   40%  + 4.44%    X  22,222,222
                ----------------
                      33.33% + 44.44%

                      = 12,698,413 (rounded up)

                                  SCHEDULE 7
                                    PART A
                                EXERCISE NOTICE

                  OPTUS VISION SHAREHOLDERS AGREEMENT BETWEEN
                  [INSERT PARTIES] ("SHAREHOLDERS AGREEMENT")

To:.............................................................................
 ................................................................................
(tick whichever is appropriate)
[_] .............................(ACN                       )
exercises the option granted to it under clause 26 of the Shareholders
Agreement.
            Date
[_] ............................ (ACN                       )
exercises the option granted to it under clause 27 of the Shareholders
Agreement.
            Date
This notice is dated:

THE COMMON SEAL
of
was affixed to this
document in the presence
of:
-----------------------------     -----------------------------------
Secretary            Director
-----------------------------     -----------------------------------
Name (please print)          Name (please print)

                                     PART B

                           OPTION TERMINATION NOTICE


To:  Optus Vision Pty Limited

     ..........................
     ..........................
     ..........................


* ............................. as Optionholder notifies the cancellation of the
Option granted to it under:

(Tick whichever is appropriate)


[_]    Clause 26 (Seven Option)

[_]    Clause 27 (Nine Option)

[_]    Long Option

    [_]  Vision

    [_]  SportsCo

    [_]  MovieCo

[_]    Short Option

    [_]  Vision

    [_]  SportsCo

    [_]  MovieCo

This notice is dated:



Signed for and on behalf of
the Optionholder by its representative:



 ........................      .................................................
Witness                       Director/Secretary


 ........................      .................................................
Name (Please print)           Name (Please print)

                                   SCHEDULE 8

                               BENCHMARK NOTICES

1. In this Schedule the following words and expressions will have the meanings stated in this paragraph:

     "Capex Per Passing" means all Vision's cumulative capital expenditure relating to cable development excluding capitalised expenditure divided by the number of sites passed.

     "Sites Passed" means the number of potential Vision Network Subscriber sites (excluding BNS Sites and Corporate Customer Sites) that are passed by a Line Link in the Vision Network such that the potential Subscriber site may be connected to the Vision Network by the installation of a subscriber drop from that site to that Line Link.

     "Operating Income Per Passing" means Vision's cumulative operating income or loss (excluding depreciation, interest and taxes) before any capitalisation of expenditure divided by number of Sites Passed and excluding SkyVision gross margin being SkyVision revenue less SkyVision programming and other direct costs for satellite.

2. The Shareholders acknowledge that the Initial Management Plan specifies that:

     (a) Capex Per Passing as at 1 January 1997 ("Forecast Capex Per Passing") is $788; and

     (b) Operating Income Per Passing as at 1 January 1997 ("Forecast Operating Income Per Passing") is negative ($201);

     and the Shareholders acknowledge that:

     (c) Capex Per Passing as at 30 June 1998 ("Forecast Capex Per Passing") is $642; and

     (d) Operating Income Per Passing as at 30 June 1998 ("Forecast Operating Income Per Passing") is negative ($71).

3. Within 60 days after 1 January 1997 a Shareholder may by notice to Vision ("Benchmark Calculation Notice") require Vision to calculate the:

     (a)  Capex Per Passing as at 1 January 1997 ("Actual Capex Per Passing");
          and

     (b) Operating Income Per Passing as at 1 January 1997 ("Actual Operating Income Per Passing").

4. Within 30 days of receiving a Benchmark Calculation Notice from a Shareholder under paragraph 3 Vision must calculate the Actual Capex Per Passing and Actual Operating

     Income Per Passing as at 1 January 1997 and notify each Shareholder of the results of those calculations.

5. A Shareholder may give a Benchmark Notice within 30 days of receiving the results of the calculations referred to in paragraph 4 if:

     (a) the Actual Capex Per Passing is more than 25% greater than the Forecast Capex Per Passing; or

     (b) the Actual Operating Income Per Passing is more than 33% below the Forecast Operating Income Per Passing; or

     (c)  both of the following apply:

          (i) the Actual Capex Per Passing is more than 10% greater than the Forecast Capex Per Passing; and

          (ii) the Actual Operating Income Per Passing is more than 15% below the Forecast Operating Income Per Passing.

6. The service of a Benchmark Notice by a Shareholder is an irrevocable and final election not to participate in further First Phase Shareholder Contributions from the date the Benchmark Notice is given to the end of the Standstill Period.

7.   The form of a Benchmark Notice will be as follows:

                                BENCHMARK NOTICE

To:       The Chief Executive Officer
          Optus Vision Pty Limited ("Vision")

Address:  [Insert details]

Date:     [insert details]

Terms in this notice have the same meaning as in the Shareholders Agreement dated [date] ("Shareholders Agreement")

Take notice that [identify Shareholder] hereby exercises its rights under clause
12.8 of the Shareholders Agreement and elects not to pay any further Shareholder Contributions during the Standstill Period.

[Identify Shareholder] exercises its rights in reliance on the following financial details relating to Vision.

[Insert justification for notice in compliance with this Schedule]

[Insert corporate seal provision]

                                   SCHEDULE 9

                         TRACING OF OWNERSHIP INTERESTS

Tracing of Ownership

Ownership Interests can be traced through a chain of companies using a method known as the fractional tracing method. This method applies a formula to decide what Ownership Interest a person has.

This method is best demonstrated by examples. These examples contain graphic material which are connected with arrows directed as indicated.

Example 1:

Example 1 is applicable where less than 50% of the Ownership Interests in a company are held by a preceding person or company in the chain of companies.

         Ownership Interest 1              Ownership Interest 2
                 30%                               10%
Person     (arrow to right)     Co A           (arrow to right)   Co B


The person's Ownership Interest in Company B is calculated using the formula:

                  Ownership Interest 1 X Ownership Interest 2

In this case, the formula produces: 3/10x1/10, which means that the person has a 3% ownership interest in Company B.

Example 2:

Example 2 applies where a person or company ("First Person") in the chain holds 50% or more of the Ownership Interests in the following company either directly or indirectly ("Second Person"). In that case the First Person is deemed to hold 100% of the Ownership Interests in the Second Person.

Example

         Ownership Interest 1           Ownership Interest 2
                 60%                            10%
Person    (arrow to right)    Co A      (arrow to right)    Co B


In this case the formula produces 1x1/10 which means that the person has a 10% Ownership Interest in Company B

Interests traced in this way can be added as is demonstrated by example 3.

Example 3:


                               PERSON
              80%                                45%
                            (Down Arrow)
                  (Arrow                   (Arrow
                  pointing       30%       pointing
                  down and                 down and
                  left)                    right)
       COMPANY C              COMPANY A                COMPANY D

           (Arrow           (Down Arrow)          (Arrow
           pointing                               pointing
           down and                               down and
           right)                                 left)
                                 10%
                10%                             10%
                              COMPANY B

In this example, the person has a 17.5% ownership interests in Company B. This is made up of 3% (through Company A), 10% (through Company C) and 4.5% (through Company D).

                                  SCHEDULE 10

                 VOTING MAJORITIES DURING THE STANDSTILL PERIOD


1. A resolution of the Board or Shareholders on any of the following matters must be passed by Super Resolution:

     1.1 Other than or in respect of any Option or an issue of Equity Securities pursuant to clause 28.9, 12.15 or 21:

          (a) issuing any Equity Securities to any person, other than to each Shareholder in proportion to its Equity Proportion in accordance with the Initial Funding Program;

          (b) allowing any Shareholder to make a Shareholder Loan to Vision, other than allowing each Shareholder to make a Shareholder Loan to Vision in the same proportion as its Equity Proportion in accordance with the Initial Funding Program.

     1.2  amending Vision's dividend policy;

     1.3 declaring any dividends (whether interim or final) including those contemplated by clause 10.4 of this Agreement;

     1.4  approving Vision's accounts;

     1.5 determining the composition of the board of, and the decision making process for, LicenceCo or any Subsidiary of Vision if that composition of the board or decision making process is different from that applying to Vision;

     1.6  appointing and in each year either:

          (a) not taking any steps to remove an Auditor that is the auditor of a Shareholder or Guarantor or one of its Holding Companies; or

          (b) confirming the appointment of an Auditor that is an auditor of a Shareholder or Guarantor or one of its Holding Companies;

     1.7 any of the following other than to each Shareholder in proportion to its Equity Proportion:

          (a) determining the interest rate for Shareholder Loans (other than Additional Loans); and

          (b) reorganising, reclassifying or reconstructing Vision's share capital; or acquiring any Equity Securities by way of a buy-back.

     1.8 amending any provision of the Memorandum or Articles that is equivalent to or in the nature of making or amending a decision referred to in paragraphs 1.1 to 1.7;

     1.9 delegating the power of the Board or Shareholders to make any of the decisions referred to in paragraphs 1.1 to 1.7;

     1.10 amending or adopting any part of a Management Plan if that amendment is equivalent to or in the nature of making or amending any of the decisions referred to in paragraph 1.1 to 1.7;

     1.11 entering into or amending any agreement or arrangement (including a Transaction Agreement) if that agreement, arrangement or amendment is equivalent to or in the nature of making or amending any of the decisions referred to in paragraphs 1.1 to 1.8;

     1.12 the appointment of the initial and each subsequent Chief Executive Officer, chief financial officer and chief operating officer;

     1.13 commencing any material new business outside the scope of the Vision Business;

     1.14 appointing a liquidator or administrator under the Corporations Law in respect of Vision or a Subsidiary of Vision;

     1.15 subscribing for, or acquiring or selling any securities in any company (including without limitation, the formation, sale or acquisition of any company that is or is proposed to be a Subsidiary of Vision) where such securities have a value in excess of $15,000,000;

     1.16 subject to clause 21.2 offering Equity Securities (including the number of Equity Securities) for subscription or purchase to the public, application for Listing and any material decisions in relation to Listing;

     1.17 adopting a Management Plan;

     1.18 approving the method of a Shareholder Contribution other than an issue of Shares;

     1.19 approving the terms of a Shareholder Contribution made by Equity Securities or Shareholder Loans;

     1.20 other than in respect of any Option or under clause 28.9, issuing Shares other than at a par value of $1.00 and a premium of $4.00 per Share;

     1.21 providing loans or guarantees by Vision to any person for an amount in excess of:

          (a)  $5,000,000 in aggregate to any one person; and

          (b)  $50,000,000 in aggregate for all such persons;

          except trade debts, loans provided to LicenceCo or loans provided to wholly owned Subsidiaries of Vision;

     1.22 acquiring or selling any asset or series of related assets of an aggregate value of more than $50,000,000 that is not authorised under the Management Plan;

     1.23 obtaining external borrowings of more than $50,000,000 that are not authorised under the Management Plan;

     1.24 Vision providing any Encumbrance in excess of $15,000,000 that is not authorised under the Management Plan;

     1.25 establishing a Subsidiary of Vision;

     1.26 varying the amount or date for payment of a Shareholder Contribution during the Standstill Period (to the extent it is not provided for in the Initial Funding Program);

     1.27 executing any contract or entering into any commitment of a value of, or executing a series of related contracts or entering into commitments of a value of, $50,000,000 or more that is not authorised under the Management Plan;

     1.28 incurring any capital expenditure or liability of greater than $50,000,000 for individual transactions or for a series of related transactions that is not authorised under the Management Plan;

     1.29 increasing the aggregate amount of the Initial Funding Program (to the extent not provided for in a Management Plan);

     1.30 Vision exercising any right or power which it derives as a shareholder or partner in MovieCo or SportsCo or as a party to the SportsCo Shareholders Agreement or MovieCo Shareholders Agreement or determining the way in which any director appointed by Vision to the board of either SportsCo or MovieCo exercises any rights or powers of that director or determining the persons to be nominated by Vision to the board of either MovieCo or SportsCo or entering into or amending any agreement or arrangement with MovieCo or SportsCo;

     1.31 amending any provision of the Memorandum or Articles that is equivalent or in the nature of to making or amending any of the decisions referred to in paragraphs 1.13 to 1.30;

     1.32 delegating the power of the Board or Shareholders to make any of the decisions referred to in paragraphs 1.12 to 1.30 to any person or committee, including the Chief Executive Officer;

     1.33 amending any part of the Management Plan if that amendment is equivalent to or in the nature of making or amending any of the decisions referred to in paragraphs 1.12 to 1.30; and

     1.34 entering into or amending any agreement or arrangement (including a Transaction Agreement) if that amendment, agreement or arrangement is equivalent to or in the nature of making or amending any of the decisions referred to in paragraphs 1.12 to 1.30.

2. A resolution of the Board or Shareholders on any of the following matters must be passed by Special Resolution:

     2.1 acquiring or selling any asset or series of related assets of an aggregate value of between $15,000,000 and $50,000,000 that is not authorised by the Management Plan;

     2.2 executing any contract or entering into any commitment of a value of between $15,000,000 and $50,000,000 that is not authorised by the Management Plan;

     2.3 incurring any capital expenditure or liability of between $15,000,000 and $50,000,000, for an individual transaction or for a series of related transactions that is not authorised by the Management Plan;

     2.4  obtaining external borrowings of between $15,000,000 and $50,000,000;

     2.5 subscribing for, or acquiring or selling, any securities in any company (including, without limitation, the formation, sale or acquisition of any company that is or is proposed to be a Subsidiary of Vision) where such securities have a value of less than $15,000,000;

     2.6 executing a contract or a series of related contracts involving the receipt or payment by Vision of $5,000,000 or more per annum between Vision and any Shareholder or any Related Party of a Shareholder excluding the Transaction Agreements;

     2.7 approving or amending Vision's policy in relation to Vision Reserved Services programming and tiering;

     2.8 executing any executive service, employment or executive consultancy contract with a financial commitment of $500,000 or more per annum;

     2.9 materially amending any Management Plan including amending any Funding Program (other than an amendment referred to in paragraphs 1.26 or 1.29 of this Schedule) including any amendment that is equivalent to making or amending any of the decisions referred to in this paragraph 2;

     2.10 entering into or materially amending a Transaction Agreement or any agreement or arrangement referred to in this clause;

     2.11 determining Vision's head office, and any change to its location;

     2.12 Vision constructing and operating a CAN in the Territory using technology that is materially different from that contemplated by this Agreement;

     2.13 determining the date on which the Financial Year of Vision or any Subsidiary of Vision commences;

     2.14 amending any provision of the Memorandum or Articles other than making an amendment referred to in paragraph 1 of this Schedule;

     2.15 delegating the Board's powers to make the resolutions referred to in this paragraph 2 to any person or committee, including the Chief Executive Officer; and

     2.16 entering into or amending any agreement or arrangement (including a Transaction Agreement) if that agreement, arrangement or amendment is equivalent to or in the nature of making or materially amending any of the decisions referred to in this paragraph 2; and

     2.17 appointing and removing the Auditor.

3.   For so long as:

     3.1  Nine or any of its permitted transferees under clause 18.3 or 28.2; or

     3.2  Seven or any of its permitted transferees under clause 18.3 or 28.2;

     has an Equity Proportion of between 2% and 5% (inclusive) a resolution of the Board on Shareholders in the terms of paragraphs 1.1 to 1.11 may only be passed if the Director appointed by it votes in favour of the resolution.

4.   Where:

     (a) Nine or any of its permitted transferees under clause 18.3 or 28.2 holds Equity Securities; or

     (b) Seven or any of its permitted transferees under clause 18.3 or 28.2 holds Equity Securities, any resolution of the Board or Shareholders in the terms of paragraphs 1.18 to 1.20 or 1.26 or in terms of any of paragraphs 1.31 to 1.34 in relation to a decision or amendment referred to in any of paragraphs 1.18 to 1.20 or
     1.26 which would have the effect that not all Shareholders are treated in the same manner, may only be passed if it votes in favour of the resolution.

                                  SCHEDULE 11

                 VOTING MAJORITIES AFTER THE STANDSTILL PERIOD


1. A resolution of the Board or Shareholders on any of the following matters must be passed by a Super Resolution:

     1.1  amending Vision's dividend policy;

     1.2 declaring any dividends (whether interim or final) including those contemplated by clause 10.4;

     1.3  approving Vision's accounts;

     1.4  appointing and in each year either:

          (a) not taking any steps to remove an Auditor that is the auditor of a Shareholder or Guarantor or one or its Holding Companies; or

          (b) confirming the appointment of an Auditor that is an auditor of a Shareholder or Guarantor or one or its Holding Companies;

     1.5 other than to each Shareholder in proportion to its Equity Proportion reorganising, reclassifying or reconstructing Vision's share capital or acquiring any Equity Securities by way of a buy-back;

     1.6  Other than a resolution that is necessary to give effect to clause
          12.15 or in respect of the Long Option or an issue of Equity Securities pursuant to clause 28.9, 12.15, or 21:

          (a) issuing any Equity Securities to any person, other than to each Shareholder in proportion to its Equity Proportion; or

          (b) allowing any Shareholder to make a Shareholder Loan to Vision, other than allowing each Shareholder to make a Shareholder Loan to Vision in proportion to its Equity Proportion;

     1.7 the appointment of each Chief Executive Officer, chief financial officer and chief operating officer;

     1.8 commencing any material new business outside of the scope of the Vision Business;

     1.9 appointing a liquidator or administrator under the Corporations Law in respect of Vision or any Subsidiary of Vision;

     1.10 determining the composition of the board of, and the decision making process for LicenceCo or any Subsidiary of Vision if that composition of the board or decision making process is different from that applying to Vision.

     1.11 subscribing for, or acquiring or selling any securities in any company (including without limitation, the formation, sale or acquisition of any company that is or is proposed to be a Subsidiary of Vision) where such securities have a value in excess of $50,000,000;

     1.12 subject to clauses 21.2, 21.3 and 21.4, offering Equity Securities (including the number of Equity Securities) for subscription or purchase to the public, applying for Listing and any material decisions in relation to Listing;

     1.13 amending any provision of the Memorandum or Articles that is equivalent to or in the nature of making or amending any of the decisions referred to in this paragraph 1 (except those referred to in paragraph 1.5);

     1.14 delegating the power of the Board or Shareholders to make any of the decisions referred to in this paragraph 1 to any person or committee, including the Chief Executive Officer;

     1.15 amending any part of the Management Plan if that amendment is equivalent to or in the nature of making or amending any of the decisions referred to in this paragraph 1; and

     1.16 entering into or amending any agreement or arrangement (including a Transaction Agreement) if that agreement, arrangement or amendment is equivalent to making or amending any of the decisions referred to in this paragraph 1.

2. A resolution of the Board or Shareholders on any of the following matters must be passed by Special Resolution:

     2.1  adopting a Management Plan;

     2.2 approving the method of a Shareholder Contribution other than an issue of Shares;

     2.3 approving the terms of a Shareholder Contribution made by Equity Securities or Shareholder Loans;

     2.4 subject to clause 28.9 or in respect of the Long Option issuing Shares other than at a par value of $1.00 and a premium of $4.00 per Share;

     2.5  determining the interest rate for a Shareholder Loan by Shareholders;

     2.6 providing loans or guarantees by Vision to any person for an amount in excess of:

          (a)  $5,000,000 in aggregate to any one person; and

          (b)  $50,000,000 in aggregate for all such persons;

          except trade debts, loans provided to LicenceCo or loans provided to wholly owned Subsidiaries of Vision;

     2.7 acquiring or selling any asset or series of related assets of an aggregate value of more than $15,000,000 or more that is not authorised under the Management Plan;

     2.8 obtaining external borrowings of $15,000,000 or more that are not authorised under the Management Plan;

     2.9 Vision providing any Encumbrance in excess of $15,000,000 that is not authorised under the Management Plan;

     2.10 establishing a Subsidiary of Vision;

     2.11 varying the date for payment or amount of a Shareholder Contribution;

     2.12 executing any contract or entering into any commitment of a value of, or a series of related contracts or entering into commitments of a value of, $50,000,000 or more that is not authorised under the Management Plan;

     2.13 incurring any capital expenditure or liability of $15,000,000 or more for individual transactions or for a series of related transactions that is not authorised under the Management Plan;

     2.14 subscribing for, or acquiring or selling any securities in any company (including without limitation, the formation, sale or acquisition of any company that is or is proposed to be a Subsidiary of Vision ) where such securities have a value of less than $50,000,000;

     2.15 appointing and removing the Auditors;

     2.16 executing any contract or entering into any commitment of a value of between $15,000,000 and $50,000,000 that is not authorised by the Management Plan;

     2.17 executing a contract or a series of related contracts involving the receipt or payment by Vision of $5,000,000 or more per annum between Vision and any Shareholder or any Related Party of a Shareholder excluding the Transaction Agreements;

     2.18 approving or amending Vision's policy in relation to Broadcasting Services programming and tiering;

     2.19 executing any executive service, employment or executive consultancy contract with a financial commitment of $500,000 or more per annum;

     2.20 materially amending any Management Plan including amending any Funding Program and including any amendment that is equivalent to making or amending any of the decisions referred to in this paragraph;

     2.21 entering into or materially amending a Transaction Agreement or any agreement or arrangement referred to in this paragraph;

     2.22 determining Vision's head office, and any change to its location;

     2.23 Vision constructing and operating a CAN in the Territory using technology that is materially different from that contemplated by this Agreement;

     2.24 Vision exercising any right or power which it derives as a shareholder or partner in MovieCo or SportsCo or as a party to the SportsCo Shareholders Agreement or MovieCo Shareholders Agreement or determining the way in which any director appointed by Vision to the board of either SportsCo or MovieCo exercises any rights or powers of that director or determining the persons to be nominated by Vision to the board of either MovieCo or SportsCo or entering into or amending any agreement or arrangement with MovieCo or SportsCo;

     2.25 amending any provision of the Memorandum or Articles other than making an amendment referred to in paragraph 1 of this Schedule;

     2.26 delegating the power of the Board or Shareholders to make any of the decisions referred to in this paragraph 2 to any person or committee, including the Chief Executive Officer;

     2.27 amending any part of a Management Plan if that amendment is equivalent to or in the nature of making or amending any of the decisions referred to in this paragraph 2;

     2.28 amending any agreements or arrangements (including a Transaction Agreement) if that amendment is equivalent to or in the nature of making or amending any of the decisions referred to in this paragraph 2;

3. If Nine or any of its permitted transferees under clause 18.3 or Seven or any of its permitted transferees under clause 18.3 hold Equity Securities any resolution of the Board or Shareholders in the terms of paragraph 1.4 may only be passed for so long as:

     (a)  Nine or any of its permitted transferees under clause 18.3; or

     (b)  Seven or any of its permitted transferees under clause 18.3,

     votes in favour of the resolution.

4.   Where:

     (a) Nine or any of its permitted transferees under clause 18.3 or 20.3 holds Equity Securities; or

     (b) Seven or any of its permitted transferees under clause 18.3 or 20.3 holds Equity Securities;

     any resolution of the Board or Shareholders in the terms of any of paragraphs 1.5, 1.6, 2.2, 2.3, 2.4, 2.5 or 2.20, or in terms of any of paragraphs 1.13 to 1.16 or 2.25 to 2.28 in relation to a decision or amendment referred to in paragraphs 1.5, 1.6, 2.2, 2.3, 2.4, 2.5 or 2.20 which would have the effect that not all Shareholders are treated in the same manner, may only be passed if it votes in favour of the resolution.

                                  SCHEDULE 11A

                                  SHORT OPTION

1.   Definitions

     For the purposes of this schedule:

     (a) "Exercise Period" means each period of one month following the Market Value Determination Date;

     (b)  "Expiry Date" means the first to occur of the following dates:

          (i)  the later of:

               A.   1 July 1997; and

               B. If the Optionholder gives notice under paragraph 5(b) of this Schedule before 1 July 1997 but the date one month after the relevant Market Value Determination Date is after 1 July 1997, the date one month after the Market Value Determination Date; and

          (ii) the date on which the Optionholder gives Vision an Option Termination Notice relating to the Short Option.

     (c) "Optionholder" means the Network Shareholder or any person to whom the Short Options have been transferred under clause 18.3 or 28.2.

     (d) "Option Price" means the higher of the aggregate of the par values of any shares of any kind comprising the Short Option Interest and the aggregate of:

          (i) the Market Value of the Short Option Interest as at the date on which the Optionholder gives notice under paragraph 2 of this schedule; and

          (ii) an amount equivalent to interest at the Base Rate for the period (if any) commencing on 1 July 1997 and ending on the day that the Optionholder completes the acquisition of the Short Option Interest.

     (e)  "Ownership Value" means an amount equal to:

          (i) the aggregate of all amounts paid made or required to be paid made to MovieCo or SportsCo in the nature of Shareholder Contributions and in respect of Equity Securities or Ownership Interests, as the case may be prior to the date at which the Ownership Value is to be determined; and

          (ii) interest at the rate of 18% per annum on each such amount from the date it was paid made (or was required to be paid made if earlier) capitalising at the end of each year until the date at which the Ownership Value is to be determined, multiplied by the Equity Proportion that will be represented by the relevant Ownership Interests in SportsCo or MovieCo as the case may be immediately after their issue.

     (f) Other than in this paragraph a reference to the "Network Shareholder" or to "Nine" or to "Seven" is in each case a reference to the relevant transferee under clauses 18 or 28.2.

     (g) "Short Options" means the options granted under clause 31.A5(d) conferring on the Optionholder the rights described in this clause.

     (h)  "Short Option Interest" means:

          (i) in the case of the Short Option over Equity Securities, the Equity Securities the number of which when acquired by the Optionholder immediately following exercise of that Short Option would result in the Optionholder holding, if Seven is the Optionholder, 15% and, if Nine is the Optionholder, 20% of the issued Equity Securities taking into account the operation of clause 28.7;

          (ii) in the case of the Short Option over Ownership Interests in SportsCo, the Ownership Interest, the number of which when acquired by the Optionholder immediately following exercise of that Short Option would result in the Optionholder holding that percentage of the issued Ownership Interests in SportsCo that it held or was entitled to hold at the time the Unfavourable Equity Decision was made; and

          (iii) in the case of the Short Option over Ownership Interests in MovieCo, the Ownership Interest, the number of which when acquired by the Optionholder immediately following exercise of that Short Option would result in the Optionholder holding that percentage of the issued Ownership Interests in MovieCo that it held or was entitled to hold at the time the Unfavourable Equity Decision was made.

2.   Exercise of Short Option

     The Optionholder may exercise each Short Option only:

     (a) if it reasonably believes that the acquisition of the relevant Short Option Interest will at the time of exercise not be contrary to clause 14.2;

     (b) if before such exercise it has given notice under paragraph 5(b) of this schedule to each of the Shareholders and Vision requesting determination of the Market Value under clause 24.3 of the Short Option Interest;

     (c)  during an Exercise Period and by the Expiry Date;

     (d) by giving to Vision an Exercise Notice duly completed and executed by the Optionholder; and

     (e) if at the time of exercise it is not a Prohibited Shareholder (other than by reason of paragraph (e) of the definition of 'Prohibited Shareholder');

     (f) if at the time of exercise a Prohibited Shareholder as referred to in paragraph 2(e) does not:

          (i) directly or indirectly hold in excess of 50% of the Ownership Interests (other than by reason of paragraph (e) of the definition of 'Ownership Interests') in the Optionholder; or

          (ii) control or is able to control, directly or indirectly, alone or together with an Associate:

               (A) the appointment of, 50% or more of the directors to the board of the Optionholder; or

               (B) 50% of the votes able to be cast at a meeting of directors of the Shareholder assuming every director of the Optionholder is entitled to vote; and

     (g) if at the time of exercise it would not be in default of clause 23.1(c) except with the deletion of the words "deliberately and" from clause 23.1(c).

     3.   Cancellation of Short Option

     A Short Option is cancelled upon the Optionholder giving Vision an Option Termination Notice relating to that Short Option.

4.   Lapse of Short Option

     Each Short Option lapses at the end of its Expiry Date.

5.   Due Diligence

     The Optionholder may, if it would not be precluded from exercising the option by virtue of paragraph 2(e) or (f) of this Schedule, for the purposes of determining whether to exercise a Short Option.

     (a) conduct a due diligence investigation of Vision, SportsCo and MovieCo and of any other Related Corporation of Vision at the cost of the Optionholder and if it does clause 17 applies to any confidential Information it is provided pursuant to that due diligence;

     (b) give written notice to each of the Shareholders and Vision requesting determination of the Market Value under clause 24.3.

6.   Market Value before Option Exercise

     By the end of the Business Day following the date on which the last of the Shareholders receives notice under clause 5(b) of this Schedule, the Shareholders must commence the determination of the Market Value or the Ownership Value as the case may be.

7.   Not Transferable

     The Short Option is not transferable except under clause 18.3 or 28.2.

8.   No Frivolous Exercise

     The Optionholder will not exercise any rights it has under clause 5(b) of this schedule frivolously.

9.   Opinion

     Before the Optionholder commences a Market Value process by giving notice under paragraph 5(b) of this Schedule it must have obtained a senior counsel's opinion to the effect that the exercise of the Short Option by the Optionholder would not constitute a breach of the Trade Practices Act.

                                 SCHEDULE 11B

                                  LONG OPTION

1.   Definitions

     For the purposes of this Schedule:

     (a)  [not used]

     (b) "Exercise Period" means each period of one month following the completion of the determination of the Market Value, the Adjusted Cost Incurred Value or the Ownership Value, as the case may be, for the purposes of this clause.

     (c) "Expiry Date" means in relation to a Long Option the first to occur of the following dates:

          (i) the date which is the 6th anniversary of the date of this Agreement;

          (ii)   the date which is the 4th anniversary after:

               A. in the case of the Long Option over Equity Securities, the date the Network Shareholder ceases to be a Shareholder as a result of clause 31A.3(c); or

               B. in the case of the Long Option over Ownership Interests in SportsCo or MovieCo, the date of disposal of all of its shares as a result of clause 31A.3(c); and

          (iii)  the date of any cancellation under this Schedule;

          (iv)   the date 21 days after notice under paragraph 3(c) of this
                 Schedule in respect of Ownership Interests in MovieCo or SportsCo if the Optionholder has not exercised the relevant option within that period.

     (d) "Long Options" means each of the options granted under clause 31A.5(a) conferring on the Optionholder the rights described in this Schedule.

     (e)  "Long Option Interest" means:

          (i) in the case of the Long Option over Equity Securities in Vision, the Equity Securities the number of which when acquired by the Optionholder immediately following the exercise of that Long Option would result in the Optionholder holding, if Seven is the Optionholder, 15% and if Nine is the Optionholder, 20% of the Equity Securities and taking into account the operation of clause 28.7 provided that if Long Options are granted to both Seven and Nine the references to "15%" and "20%" are to be deleted and replaced with references to "10%" in both cases,

          (ii) in the case of the Long Option over Ownership Interests in SportsCo, the Ownership Interests, the number of which when acquired by the Optionholder immediately following exercise of that Long Option would result in the Optionholder holding that percentage of the Ownership Interests that it held or was entitled to hold at the time the Court Order was made; and

          (iii) in the case of the Long Option over Ownership Interests in MovieCo, the Ownership Interests, the number of which when acquired by the Optionholder immediately following exercise of that Long Option would result in the Optionholder holding that percentage of the Ownership Interests that it held at the time the Court Order was made.

     (f) "Optionholder" means the Network Shareholder in respect of whom a Court Order under Clause 31.A3(c) is or has been made and who has acquired the Long Option pursuant to clause 31A.5(a) or any person to whom the Long Options have been transferred under clause 18.3, 28.2 or paragraph 10 of this Schedule.

     (g)  "Option Premium" means $5,000,000.

     (h)  "Option Price" means:

          (i) unless the Optionholder is a Network Shareholder the higher of the aggregate of the par values of any shares of any kind comprising the Long Option Interest and the Adjusted Cost Incurred Value or Ownership Value, as the case may be, of the Long Option Interest as at the date of notification under paragraph 7(b) of this Schedule as the case may be;

          (ii) if the Optionholder is a Network Shareholder, the higher of the aggregate of the par values of the shares of any kind comprising the Long Option Interest and:

               A. Market Value of the Long Option Interest as at the date on which the Optionholder gives notice under paragraph 7(b) of this Schedule;

               B. if the Long Option is exercised pursuant to an election under paragraph 3 of this Schedule whichever of the Market Value and the Adjusted Cost Incurred Value or Ownership Value as the case may be elected by the Network Shareholder under paragraph 3 of this Schedule, and in the case of exercise of the Long Option in respect of Equity Securities in Vision, less the amount of the Option Premium.

     (i)  "Ownership Value" means an amount equal to:

          (i) the aggregate of all amounts paid or required to be paid to MovieCo or SportsCo in the nature of Shareholder Contributions and in respect of Equity Securities or Ownership Interests as the case may be prior to the date at which the Ownership Value is to be determined; and

          (ii) interest at the rate of 18% per annum on each such amount from the date it was paid (or was required to be paid if earlier) capitalising at the end of each year until the date at which the Ownership Value is to be determined, multiplied by the Equity Proportion that will be represented by the relevant Ownership Interests in SportsCo or MovieCo as the case may be immediately after their issue.

     (j) Other than in this paragraph, a reference to the "Network Shareholder" or to "Nine" or to "Seven" is in each case a reference to a permitted transferee under clauses 18.3 or 28.2.

2.   Exercise of Long Option

     Subject to paragraph 3 of this Schedule, the Optionholder may exercise each Long Option only:

     (a) if it reasonably believes that the acquisition of the relevant Long Option Interest will at the time of exercise not be contrary to clause 14.2;

     (b) if before such exercise, it has given notice under paragraph 6(b) of this Schedule to each of the Shareholders and Vision requesting determination of the Market Value under clause 24.3 or determination of the Adjusted Cost Incurred Value or the Ownership Value;

     (c) during an Exercise Period and by the Expiry Date and not after it is cancelled under paragraph 4 of this Schedule;

     (d) by giving to Vision an Exercise Notice duly completed and executed by the Optionholder; and

     (e) if at the time of exercise it is not a Prohibited Shareholder (other than by reason of paragraph (e) of the definition of 'Prohibited Shareholder');

     (f) if at the time of exercise a Prohibited Shareholder as referred to in paragraph 2(e) does not:

          (i) directly or indirectly hold in excess of 50% of the Ownership Interests (other than by reason of paragraph (e) of the definition of 'Ownership Interests') in the Optionholder or

          (ii) control or is able to control, directly or indirectly, alone or together with an Associate:

               (A) the appointment of, 50% or more of the directors to the board of the Shareholder; or

               (B) 50% of the votes able to be cast at a meeting of directors of the Shareholder assuming every director of the Shareholder is entitled to vote; and

     (g) if at the time of exercise it would not be in default of clause 23.1(c) except with the deletion of the words "deliberate and" from clause 23.1(c).

3.   Compulsion

     If a Network Shareholder is the Optionholder and Vision receives:

     (a) advice from a Senior Counsel that the exercise of all Long Options held by the Optionholder would not contravene the Trade Practices Act; and

     (b) notice from the TPC that it will not object to the exercise by the Network Shareholder of such Long Options in respect of Equity Securities in Vision;

     then:

     (c) Vision may, following a resolution by Simple Majority of Optus and Continental, serve a notice on the Network Shareholder requesting it to exercise all such Long Options and requiring it to elect whether the Option Price will be the Market Value or the Adjusted Cost Incurred Value or Ownership Value of the relevant Long Option Interest as the case may be; and

     (d) the Network Shareholder must make each election referred to in paragraph (c) by giving notice of its election to Vision within 21 days of receipt of notice from Vision under that paragraph and such election will be deemed to constitute exercise of the relevant Long Option in accordance with paragraph 2 of this Schedule.

4.   Cancellation of Long Option

     (a) A Long Option is cancelled upon the occurrence of the Optionholder giving to Vision an Option Termination Notice relating to that Long Option;

     (b) The Long Option is respect of Equity Securities in Vision is cancelled on the expiry of the 21 day period referred to in paragraph 3 (d) of this Schedule unless the Network Shareholder has made the election referred to in paragraph 3(d).

5.   Lapse of Long Option

     Each of the Long Options lapses at the end of its Expiry Date.

6.   Due Diligence

     The Optionholder may, if it would not be precluded from exercising the option by virtue of paragraph 2(e) or (f) of this Schedule, for the purposes of determining whether to exercise a Long Option:

     (a) conduct a due diligence investigation of Vision, SportsCo and MovieCo and of any other Related Corporation of Vision at the cost of the Optionholder;

     (b) give written notice to each of the Shareholders and Vision requesting determination of the Adjusted Cost Incurred Value or the Ownership Value of a Long Option Interest, as the case may be, or that value and the Market Value under clause 24, provided that if the Network Shareholder is not the Optionholder the Option holder may only exercise the rights under paragraph (b) no less than 9 months after the last time it gave notice under paragraph (b).

7.   Value

     (a) By the end of the Business Day following the day on which Vision receives notice under paragraph 3(c) of this Schedule of an election that the Option Price will be Market Value or paragraph 6(b) of this Schedule the Shareholders must commence the determination of the Market Value if relevant;

     (b)  Vision must as soon as practicable after receiving:

          (i) notice under paragraph 3(c) of this schedule of an election that the Option Price will be Adjusted Cost Incurred Value or Ownership Value; or

          (ii) a request for determination of the Adjusted Cost Incurred Value, or the Ownership value, as the case may be, under paragraph 6(b) of this Schedule,

          determine the Cost Incurred Value, Adjusted Cost Incurred Value or Ownership Value and as soon as it is determined, give notice of that value to the Optionholder and the Shareholders.

8.   No Frivolous Exercise

     The Network Shareholder will not exercise any rights it has under paragraph 6(b) of this schedule frivolously.

9.   Opinion

     Before the Optionholder commences a Market Value process by giving a notice under paragraph 6(b) of this Schedule it must have obtained a senior counsel's opinion to the effect that the exercise of the Long Option by the Optionholder would not constitute a breach of the Trade Practices Act.

10.  Transfer of Long Option

10.1 The Optionholder may Transfer its interest in a Long Option only if the following conditions are satisfied:

     (a) the Optionholder is a Network Shareholder or any permitted transferee under clause 18.3 or 28.2;

     (b) more than 2 years have elapsed since the date the Network Shareholder or any party to which it transferred its Equity Securities under clause 18.3 has ceased to be a Shareholder;

     (c)  the Optionholder:

          (i)  has received a bona fide offer to acquire; or

          (ii) wishes to dispose  of its interest in the Long Option;

     (d) the Transfer complies with the procedures described in paragraphs 10.2 to 10.4;

     (e)  the transferee of the Long Option enters into a Deed of Accession:

     (f)  the transferee of the Long Option is not a Prohibited Shareholder; and

     (g)  any Guarantee required by virtue of paragraph 10.3 has been given.

10.2 If the Optionholder wishes to Transfer its interest in the Long Option the Optionholder must notify the Board of any Offer which it wishes to accept to sell its Long Option to a Third Party or have its Long Option cancelled by Vision. That notice ("Offer Notice") must include particulars of the terms of the offer which it has received or wishes to make (including the price for the Long Option ("Sale Price")) and, if the offer is under paragraph 10.1(c)(i):

     (a)  the identity of any offeror ("Offeror"); and

     (b) such financial and other details are as available to the Seller regarding the Offeror and its Related Corporations as the other Shareholders reasonably require for the purpose of paragraph 10.3(b).

10.3 Within 30 Business Days after receipt of the Offer Notice in respect of an offer under paragraph 10.1(c)(i) the Board must determine:

     (a) by Special Resolution whether to cancel the Long Option and pay to the Optionholder the Sale Price; or

     (b)  by Simple Resolution whether:

          (i) by itself, the Offeror is of sufficient financial standing to meet its obligations as a Shareholder under this Agreement if it exercises the Long Option or if it is not; and

          (ii) if a Related Corporation proposes to give a guarantee which will operate on and from the exercise of any Long Option in terms identical to a Guarantee in relation to the Offer, that Related Corporation is of sufficient financial standing to meet its obligations under that guarantee if the Optionholder exercises the Long Option:

10.4 Vision must give notice of its determination under clause 10.3(a) within 2 Business Days to the Optionholder and:

     (a)  if Vision has determined to cancel the Long Option:

          (i) Vision must pay the Optionholder the Sale Price within 5 Business Days after the date of its notice under this clause at a time and place to be agreed by the Optionholder and Vision or failing agreement as Visions's registered office at 10 am on the day on which that 5 Business Day period expires; and

          (ii) Vision must cancel the Long Option; and

     (b) if Vision has determined not to cancel the Long Option and the Offer was under clause 10.1(c)(i) the Optionholder may, subject to this clause, at any time within six months after receipt of the notice under this clause 10.4 Transfer to the Offeror the Long Option on the terms of the offer including the Sale Price.

10.5 The provisions of this Agreement concerning the Transfer of an Optionholder's interest in a Long Option over Ownership Interests in MovieCo or SportsCo are subject to the consent of the shareholders in each of those entities to such amendments to the agreements governing the affairs of those entities as are necessary to permit any such Transfer to occur. The Shareholders and Vision will endeavour to obtain the consent of those persons to any such amendments as soon as possible after the date of this Agreement.

EXECUTED as an agreement.


Executed for and on behalf of   )
CONTINENTAL CABLEVISION         )
AUSTRALIA,  INC. by its duly    )
authorised attorney in          )  /s/
the presence of:                )  .............................
                                   Attorney
/s/
 .........................
Witness



EXECUTED FOR OPTUS              )
COMMUNICATIONS PTY              )
LIMITED was affixed in          )
accordance with                 )
its Articles of Association     )  /s/
in the presence of:             )  .............................
                                   Attorney
/s/
 .........................
Witness


EXECUTED for and on behalf of  )
PAY TV HOLDINGS PTY            )
LIMITED by its duly authorised )
attorney                       )   /s/
                               )   .............................
                                   Attorney
/s/
 .........................
Witness


THE COMMON SEAL of              )
TALLGLEN PTY LIMITED            )
was affixed in                  )
accordance with its Articles of )  /s/
Association in the presence of: )  .............................
                                   Director

/s/
 .........................
Director



OPTUS VISION PTY LIMITED        )
in accordance with power        )
of attorney presence of:        )  /s/
                                )  .............................
                                   Attorney
/s/
 .........................
Witness


FOR OPTUS NETWORKS PTY          )
LIMITED by its duly             )
authorized attorney             )  /s/
in the presence of:             )  .............................
                                   Attorney
/s/
 .........................
Witness


FOR OPTUS ADMINISTRATION        )
PTY LIMITED by its duly         )
authorized attorney             )  /s/
in the presence of:             )  .............................
                                   Attorney
/s/
 .........................
Witness